                                                              Annual Report

                                                              as of May 31, 2000


Evergreen
National Municipal Bond Funds



                                                                 [MUTUAL FUND
                         [LOGO OF EVERGREEN FUNDS]               SERVICE AWARD
                                                                 SEAL]

                               Table of Contents

Letter to Shareholders ...................................................   1

Evergreen High Grade Municipal Bond Fund

   Fund at a Glance ......................................................   2

   Portfolio Manager Interview ...........................................   3

Evergreen Municipal Bond Fund

   Fund at a Glance ......................................................   5

   Portfolio Manager Interview ...........................................   6

Evergreen Short-Intermediate Municipal Bond Fund

   Fund at a Glance ......................................................   8

   Portfolio Manager Interview ...........................................   9

Evergreen Tax-Free High Income Fund

   Fund at a Glance ......................................................  11

   Portfolio Manager Interview ...........................................  12

Financial Highlights

   Evergreen High Grade Municipal Bond Fund ..............................  14

   Evergreen Municipal Bond Fund .........................................  16

   Evergreen Short-Intermediate Municipal Bond Fund ......................  18

   Evergreen Tax-Free High Income Fund ...................................  20

Schedules of Investments

   Evergreen High Grade Municipal Bond Fund ..............................  22

   Evergreen Municipal Bond Fund .........................................  25

   Evergreen Short-Intermediate Municipal Bond Fund ......................  34

   Evergreen Tax-Free High Income Fund ...................................  37

Combined Notes to Schedules of Investments ...............................  44

Statements of Assets and Liabilities .....................................  45

Statements of Operations .................................................  46

Statements of Changes in Net Assets ......................................  48

Combined Notes to Financial Statements ...................................  51

Independent Auditors' Report .............................................  61

Additional Information ...................................................  62


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


       Mutual Funds: NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

                           Evergreen Distributor,Inc.
    Evergreen FundsSM is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    July 2000

[PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen National Municipal Bond Funds annual report, which covers the twelve-month period ended May 31, 2000.

U.S. Bond Markets Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past twelve-month period as fixed income markets were hit by rising interest rates and falling bond prices. Potential inflation threats, including rising wage costs and higher energy prices, prompted the Federal Reserve Board to take an aggressive stance with respect to its interest rate policy, raising rates five times during the period. In addition, the U.S. Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                         High Grade Municipal Bond Fund
                       Fund at a Glance as of May 31, 2000


                                   Portfolio
                                  Management
                                 ------------

                                    [PHOTO]

                              James T. Colby III
                             Tenure: February 1992

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 5/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance for Classes B, C and Y prior to their inception dates is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Performance includes the reinvestment of income dividends and capital gain distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The Fund's yield will fluctuate and there can be no guarantee that the Fund wil achieve its objective or any particular tax-exempt yield. Income may be subject to alternative minimum tax.

U.S. government guarantees apply only to underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2000 and subject to change.
--------------------------------------------------------------------------------
                             PERFORMANCE AND RETURN2
--------------------------------------------------------------------------------

Portfolio Inception Date: 2/21/1992    Class A    Class B    Class C    Class Y
Class Inception Date                  2/21/1992  1/11/1993  4/30/1999  2/28/1994

Average Annual Returns*

1 year with sales charge                -8.13%     -8.80%     -6.08%       n/a

1 year w/o sales charge                 -3.54%     -4.27%     -4.27%     -3.30%
5 years                                  2.84%      2.74%      3.68%      4.11%
Since Portfolio Inception                4.85%      4.80%      5.42%      5.67%
Maximum Sales Charge                     4.75%      5.00%      2.00%       n/a
                                       Front End    CDSC       CDSC

30-day SEC Yield                         4.64%      4.13%      4.12%      5.12%

Tax Equivalent Yield**                   7.68%      6.84%      6.82%      8.48%
12-month income dividends
per share                               $0.48      $0.40      $0.40      $0.50
12-month capital gain distribution
per share                               $0.15      $0.15      $0.15      $0.15

* Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                     Consumer Price      Lehman Brothers
              High Grade Muni A        Index - US           Municipals

02/29/92            9,525                10,000              10,000
05/31/92            9,739                10,079              10,212
05/31/93            10,964               10,404              11,433
05/31/94            11,089               10,642              11,716
05/31/95            12,182               10,981              12,783
05/31/96            12,637               11,299              13,367
05/31/97            13,519               11,551              14,474
05/31/98            14,717               11,746              15,832
05/31/99            15,250               11,991              16,580
05/31/00            14,708               12,355              16,430

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                         High-Grade Municipal Bond Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended May 31, 2000, Evergreen High Grade Municipal Bond Fund, Class A shares, returned -3.54%. Fund returns are before the deduction of any applicable sales charges. During the same period, the average return of insured municipal bond funds was -3.01%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Municipal Bond Index returned -0.86%.

While the Fund's performance, on a total return basis, was below median, it improved substantially in the final three months of the fiscal period as well as during the five month period January 1, 2000 through May 31, 2000. We implemented strategies designed to give the Fund broader sector diversification. Throughout the twelve-month period, the Fund provided generous levels of tax-advantaged income, with dividend yields well above that of the Lipper funds' average.


                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                   $113,610,103
--------------------------------------------------------------------------------
Average Credit Quality                                                      AAA
--------------------------------------------------------------------------------
Average Maturity                                                     15.9 years
--------------------------------------------------------------------------------
Average Duration                                                      8.7 years
--------------------------------------------------------------------------------

What factors affected performance during the twelve-month period?


During the first seven months of the fiscal period, it was a very poor environment for the municipal bond market, which was hurt by rising interest rates and a loss of liquidity as many traditional retail investors sold bonds or redeemed mutual fund shares. If anything, conditions were even worse for the insured municipal bonds that the Fund emphasizes, especially in the first seven months of the fiscal year. Insured bonds, which make up about 50% of the municipal bond market, have the highest liquidity and are the easiest to sell of all municipal bonds. While this often is an advantage, it can be a disadvantage when the entire market suffers from a loss of liquidity, as occurred during the fiscal year. Institutional investors, including mutual funds, who are forced to sell holdings as a result of redemptions often find it easiest to sell insured bonds. Because they are the first to be sold, insured bonds suffered significant price losses during this period.

These general environmental conditions proved especially troublesome during the first six months of the calendar year. In the second six months, we restructured the portfolio to give it greater diversification among the various sectors of the municipal bond markets. We also refrained from any hedging strategies employing futures contracts. As a result, performance improved dramatically in 2000, especially in the final three months of the fiscal year. The Fund also was able to continue to pay an above-average dividend to shareholders throughout the period.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]

                      23.1%                 Transportation
                      20.1%                 General Obligation-Local
                      11.3%                 Hospitals
                      11.2%                 Housing
                       7.8%                 Electric Power
                       6.7%                 Industrial Developement/Pollution
                                            Control
                       5.2%                 Water & Sewer
                       4.6%                 Special Tax
                       3.5%                 Lease Revenue/COP
                       3.2%                 Education
                       3.3%                 Other

                                    EVERGREEN
                         High Grade Municipal Bond Fund
                           Portfolio Manager Interview


What strategies led to the improved performance?

We set aside the tactic of trying to manage the risks in a relatively illiquid market through the use of futures contracts. Instead, we restructured the portfolio to give it broader diversification among sectors, reflecting the overall municipal bond market. As we did this, we de-emphasized housing, health care and industrial development authority bonds. Prospects for the health care sector were hurt by controversies over reimbursement formulas for health care institutions and doubts about the financial health of HMOs. Industrial revenue bonds became less attractive because of general concerns about a potential slowing of economic growth. We increased our weightings in transportation and general obligation bonds.

We also modestly reduced the Fund's interest rate sensitivity--or vulnerability to rising interest rates--to a level consistent with industry benchmarks. At the end of the fiscal year, average maturity was 15.9 years and duration was 8.7 years.

The overall credit quality of the portfolio rose during the twelve months. Because all insured bonds have AAA-ratings, average credit quality of the Fund typically also is AAA. However, during the twelve months, the allocation to AAA-rated bonds in the Fund rose from 76% of net assets to 91% of net assets.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]

                             91.2%             AAA
                              5.2%             AA
                              3.6%             A


What is your outlook for the municipal bond market?


We think it is likely the Federal Reserve Board will raise short-term interest rates further in its effort to slow economic growth and avert inflation. While this is reason to be cautious about the fixed income markets in general in the short-run, we think the environment for the municipal bond market is improving.

Longer-term municipal bonds continue to be very attractively priced, providing almost as much yield as taxable bonds but with tax benefits that give them a real, after-tax advantage. At the same time, the supply of new municipal issues is relatively tight, giving support to the underlying prices of municipal securities. Moreover, volatility in the equity market shows signs of encouraging retail investors to again look at the municipal bond market, where the tax-equivalent yields of some insured bonds are approaching 9%. Overall, we believe the longer-term outlook for municipal bond investments is positive and improving.

                                    EVERGREEN
                               Municipal Bond Fund
                      Fund at a Glance as of May 31, 2000


                                   Portfolio
                                  Management
                                 ------------

                                    [PHOTO]

                              James T. Colby III
                              Tenure: March 1998



--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 5/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost

Historical performance for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been adjusted, returns would have been lower. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The Fund's yield will fluctuate and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to alternative minimum tax.

U.S. government guarantees apply only to underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                             PERFORMANCE AND RETURN2
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/19/1978   Class A    Class B    Class C    Class Y
Class Inception Date                 1/20/1998  1/19/1978  1/26/1998  4/30/1999
Average Annual Returns*
1 year with sales charge               -9.75%    -10.48%     -7.79%       n/a
1 year w/o sales charge                -5.29%     -6.00%     -6.00%     -5.05%
5 years                                 2.34%      2.69%      2.58%      3.60%
10 years                                5.12%      5.18%      4.76%      5.90%
Since Portfolio Inception               6.53%      6.28%      6.04%      6.97%
Maximum Sales Charge                    4.75%      5.00%      2.00%       n/a
                                      Front End    CDSC       CDSC
30-day SEC Yield                        5.01%      4.51%      4.51%      5.51%
Tax Equivalent Yield**                  8.29%      7.47%      7.47%      9.12%
12-month income dividends
per share                              $0.35      $0.30      $0.30      $0.37
12-month capital gain distribution
per share                              $0.04      $0.04      $0.04      $0.04

*  Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                Consumer Price         Lehman Brothers
             Muni Bond B          Index - US              Municipals

05/31/90        10,000              10,000                  10,000
05/31/91        10,901              10,495                  11,008
05/31/92        11,894              10,813                  12,089
05/31/93        13,158              11,161                  13,535
05/31/94        13,170              11,416                  13,870
05/31/95        14,283              11,780                  15,133
05/31/96        14,787              12,121                  15,825
05/31/97        15,900              12,392                  17,135
05/31/98        17,130              12,601                  18,742
05/31/99        17,620              12,864                  19,628
05/31/00        16,563              13,253                  19,451

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund, Class B2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                               Municipal Bond Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended May 31, 2000, the Evergreen Municipal Bond Fund Class B shares returned -6.00%. Fund returns are before the deduction of any applicable sales charges. During the same period, the general municipal bond fund average return was -3.29%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Municipal Bond Index returned -0.86%.

While the Fund's overall total return was disappointing for the full fiscal year, relative performance improved substantially during the final months of the twelve-month period as we implemented a program to give the Fund broader diversification across the municipal bond market and to avoid some hedging strategies. At the same time, the Fund continued to provide a generous level of tax-advantaged income. Dividend yields provided by the Fund remained substantially above the Lipper funds' average.


                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                 $1,001,121,864
--------------------------------------------------------------------------------
Average Credit Quality                                                       AA
--------------------------------------------------------------------------------
Average Maturity                                                     15.9 years
--------------------------------------------------------------------------------
Average Duration                                                      8.7 years
--------------------------------------------------------------------------------


What factors affected performance during the twelve months?


The Fund had performed very well for the first five months of 1999, but conditions in the municipal bond market worsened substantially in the late spring and summer. Interest rates started rising and the municipal bond market, in general, suffered a general loss of liquidity as traditional investors sold their bonds or redeemed their municipal bond fund shares in favor of equities. In response, we implemented a more defensive strategy, which included the use of futures contracts, to cushion the impact of the deteriorating conditions.

The general environment for investing in municipal bonds, however, continued to deteriorate throughout the remainder of 1999. This made it extremely difficult to employ a defensive strategy that included futures contracts. The value of these contracts was undermined by the loss of liquidity in the market; a loss that was exacerbated by the flight of the retail investor, heavy redemptions of mutual funds and a general rise in interest rates. Bonds associated with the health care and corporate sectors were among the poorest-performing areas of the market.

In February 2000, we decided to restructure the portfolio to give it greater diversification throughout all the sectors of the municipal market to ensure performance would be more consistent with the overall market. This restructuring included refraining from the use of futures contracts. In the final three months of the fiscal year, performance improved greatly and was consistent with other general municipal bond mutual funds.

                                    EVERGREEN
                               Municipal Bond Fund
                           Portfolio Manager Interview

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                  [GRAPH]

                      18.9%                Transportation
                      15.3%                General Obligation-Local
                      12.0%                Hospitals
                      12.0%                General Obligation-State
                      10.1%                Industrial Developement/
                       8.4%                Pollution Control
                       8.0%                Electric Power
                       8.0%                Housing
                       7.0%                Water & Sewer
                       4.3%                Education
                       3.5%                Lease Revenue/COP
                       0.5%                Other



What were some of the strategies you employed as you implemented this new approach?


As we increased the Fund's overall diversification, we maintained a relatively high quality orientation. Average credit quality remained AA. At the same time, we reduced the Fund's interest rate sensitivity--or vulnerability to rising interest rates--by shortening duration. At the end of the fiscal year, May 31, 2000, average maturity of bonds in the portfolio was 15.9 years, down from 18.0 years six months earlier, and duration was 8.7 years, down from 8.9 years six months earlier.

The focus on giving the Fund greater diversification among sectors also led us to reduce Fund holdings in the health care and industrial revenue sectors. Controversies about reimbursement for health care institutions and the financial stability of HMOs undermined values in the health care sector, while concerns about a slowing economy made industrial revenue bonds less attractive. At the same time, we increased Fund allocations in transportation and general obligation issues.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]

                             57.5%             AAA
                             15.3%             AA
                             10.5%             A
                             12.0%             BBB
                              2.2%             BB
                              2.5%             Not Rated


What is your outlook for municipal bond investing?

We think it is likely the Federal Reserve Board will raise short-term interest rates further in its effort to slow economic growth and avert inflation. While this is reason to be cautious about the fixed income markets in general in the short-run, we think the environment for the municipal bond market is improving.

Longer-term municipal bonds continue to be very attractively priced, providing almost as much yield as taxable bonds but with tax benefits that give them a real, after-tax advantage. At the same time, supply of new municipal issues is relatively tight, giving support to the underlying prices of municipal securities. Moreover, volatility in the equity market shows signs of encouraging retail investors to again look at the municipal bond market, where the tax-equivalent yields of some municipal bonds are approaching 10%. Overall, we believe the longer-term outlook for municipal bond investments is positive.

                                    EVERGREEN
                     Short-Intermediate Municipal Bond Fund
                      Fund at a Glance as of May 31, 2000


                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                                 Diane Beaver
                            Tenure: September 1998

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 5/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance for Classes A and B prior to their inception dates is based on the performance of Class Y, the original class offered. These historical returns for Classes A and B have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.10% for Class A and 1.00% for Class B. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Performance includes the reinvestment of income dividends and capital gain distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The Fund's yield will fluctuate and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to alternative minimum tax.

U.S. government guarantees apply only to underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                             PERFORMANCE AND RETURN2
--------------------------------------------------------------------------------

Portfolio Inception Date: 7/17/1991        Class A      Class B      Class Y
Class Inception Date                      1/5/1995     1/5/1995     7/17/1991

Average Annual Returns*
1 year with sales charge                   -2.51%       -4.94%         n/a
1 year w/o sales charge                     0.77%       -0.14%        0.87%
5 years                                     2.87%        2.29%        3.66%
Since Portfolio Inception                   3.88%        3.71%        4.36%
Maximum Sales Charge                        3.25%        5.00%         n/a
                                          Front End      CDSC
30-day SEC Yield                            4.46%        3.72%        4.72%
Tax Equivalent Yield**                      7.38%        6.16%        7.81%
12-month income dividends
per share                                  $0.41        $0.32         $0.42
12-month capital gain distribution
per share                                  $0.07        $0.07         $0.07

*  Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Short Intermediate       Consumer Price        Lehman Brothers
                    Muni A               Index - US             Munis 3-Yr

01/31/95             9,525                 10,000                 10,000
05/31/95             9,805                 10,126                 10,387
05/31/96            10,149                 10,419                 10,881
05/31/97            10,587                 10,652                 11,463
05/31/98            11,129                 10,832                 12,112
05/31/99            11,584                 11,058                 12,674
05/31/00            11,672                 11,393                 12,906


Comparison of a $10,000 investment in Evergreen Short-Intermediate Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                     Short-Intermediate Municipal Bond Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended May 31, 2000, the Evergreen Short-Intermediate Municipal Bond Fund, Class A shares, had a total return of 0.77%. Fund returns are before the deduction of any applicable sales charges. During the same twelve-month period, the average return of short-intermediate municipal mutual funds was 0.27%, according to Lipper Inc., an independent monitor of mutual fund performance. The return of the Lehman Brothers 3-Year Municipal Bond Index was 1.82%. At the same time, the Fund generated tax-advantaged income to shareholders at yields substantially better than the Lipper group's average.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $152,831,753
--------------------------------------------------------------------------------
Average Credit Quality                                                       A+
--------------------------------------------------------------------------------
Average Maturity                                                      3.4 years
--------------------------------------------------------------------------------
Average Duration                                                      2.7 years
--------------------------------------------------------------------------------

What factors affected performance?


By emphasizing current income and a stable net asset value, the Fund was able to generate above-average yields relative to its Lipper competitive group while generating a competitive total return. The emphasis on yield-oriented sectors of the short-intermediate municipal bond market, however, resulted in performance that trailed that of the benchmark Lehman Brothers 3-Year Municipal Bond Index. Especially in the final months of the year, higher-yielding, lower-credit quality securities tended to lag higher quality securities as credit spreads--the difference between the yields of high-quality and lower-quality securities--widened. As a result of this widening, BBB- and lower-rated securities and bonds in the health care sector tended to lag in performance.

To compensate for these factors while still focusing on yield, we tried to invest in areas such as higher-coupon pre-refunded securities that had yield advantages and yet had little credit risk.

In general, it was a difficult twelve-month period for municipal bond investing, as the Federal Reserve Board raised short-term interest rates six different times. It also was a period in which the municipal bond market lost some of its liquidity--or ease of trading--as investors withdrew money from the market. At the same time, the issuance of new municipal securities declined by more than 20%. The loss of liquidity combined with the decline in new issuance created a challenging environment in which to try to reposition the portfolio.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]


                          16.9%             Industrial Development
                          15.1%             Student Loans
                          13.2%             Housing
                           8.4%             General Obligation-Local
                           5.9%             Public Facilities
                           5.2%             Education
                           3.7%             Airports
                           3.4%             Hospitals
                           3.4%             Escrowed
                           3.3%             Electric Power
                          21.5%             Other

                                    EVERGREEN
                     Short-Intermediate Municipal Bond Fund
                          Portfolio Manager Interview


What were your principal strategies in this environment?


We maintained our long-term strategy of seeking higher yield and a stable net asset value. We think that aligns the Fund's strategy closely with the interests of shareholders, who invest principally for tax-advantaged income. As a result, we didn't make major changes in the portfolio during the year. The Fund's duration--or sensitivity to interest rate changes--was reduced modestly from
3.13 years to 2.7 years over the twelve months, which is appropriate in a rising interest-rate environment.

We sold one position when we had concerns about the credit-worthiness of the underlying issuer, and maintained about 30% of the Fund's portfolio in securities rated BBB or lower. To give balance, about 30% of the Fund was invested in securities with AAA ratings, most of which were insured. About 70% of the Fund was invested in securities rated A or better, and average credit quality remained at about A+.

The Fund's largest sectors were in industrial development, housing and student loans. We substantially increased our allocations to student loan and housing bonds, which were a good source of yield, had stable prices, and yet carried little credit risk.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]

AAA -- 29.9%
AA -- 15.3%
A -- 23.7%
BBB -- 15.3%
Not Rated -- 15.8%


What is your outlook?


We think interest rates are at, or near, their highs. They should stay in this range or trend lower in the short term. However, longer term, we believe rates will again rise. At the same time, the relative lack of issuance of new bonds may act as a price support for municipal securities in general.

We do not intend to make any major changes in our strategy. We will try to find higher-yielding securities with as little credit risk as possible. Our focus will be to continue to generate healthy income with stable prices, and we will not be trying to guess the direction in which the market may be heading in the short run. We believe this strategy should keep the Fund well positioned over the longer term.

                                    EVERGREEN
                           Tax-Free High Income Fund
                      Fund at a Glance as of May 31, 2000


                                   Portfolio
                                   Management
                               -----------------

                                    [PHOTO]

                                B. Clark Stamper
                               Tenure: June 1990


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 5/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income distributions and capital gain distributions.

Historical performance shown for classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Class A, and Y have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If 12b-1 fees were adjusted for Class A and Y, returns would have been higher. Performance includes the reinvestment of income dividends and capital gain distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The Fund's yield will fluctuate and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to alternative minimum tax.

U.S. government guarantees apply only to underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                             PERFORMANCE AND RETURN2
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/21/1985   Class A    Class B    Class C    Class Y
Class Inception Date                 12/1/1994  3/21/1985  8/18/1997  10/6/1997
Average Annual Returns*
1 year with sales charge               -6.14%     -6.80%     -3.95%       n/a
1 year w/o sales charge                -1.45%     -2.17%     -2.09%     -1.34%
5 years                                 3.33%      3.23%      3.57%      4.04%
10 years                                5.38%      5.44%      5.45%      5.69%
Maximum Sales Charge                    4.75%      5.00%      2.00%       n/a
                                     Front End     CDSC       CDSC
30-day SEC yield                        6.22%      5.48%      5.43%      6.49%
Tax Equivalent Yield**                 10.30%      9.07%      8.99%     10.75%
8-month income dividends
per share                              $0.37      $0.32      $0.32       $0.38

*  Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Tax Free High   Lehman Brothers   Lehman Brothers   Consumer Price
                 Income B        Municipals       Munis 10-Yr       Index - US

05/31/90          10,000           10,000           10,000            10,000
05/31/91          10,682           11,008           11,039            10,495
05/31/92          11,715           12,089           12,064            10,813
05/31/93          12,770           13,535           13,551            11,161
05/31/94          13,399           13,870           14,013            11,416
05/31/95          14,259           15,133           15,272            11,780
05/31/96          14,883           15,825           15,995            12,121
05/31/97          15,901           17,135           17,301            12,392
05/31/98          16,886           18,742           18,905            12,601
05/31/99          17,351           19,628           19,777            12,864
05/31/00          16,973           19,451           19,743            13,253


Comparison of a $10,000 investment in Evergreen Tax-Free High Income Fund, Class B2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI), the Lehman Brothers 10 year Municipal Bond Index (LBMBI10YR) and the Consumer Price Index (CPI).

The LBMBI and the LBMBI10YR are unmanaged market indices and do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                            Tax-Free High Income Fund
                          Portfolio Manager Interview


How did the Fund perform?

In a difficult period for the high yield sector of the municipal bond market, the Evergreen Tax-Free High Income Fund had relatively good performance, although it posted negative returns. For the twelve-month period ended May 31, 2000, the Fund's Class B shares returned -2.17%. Fund performance was before the deduction of any applicable sales charges. During the same twelve-month period, the Lehman Brothers Municipal Bond Index returned -0.86% and the Lehman Brothers 10-Year Municipal Bond Index returned -0.18%. The Fund's fiscal year end was changed to May 31, 2000. For the period covering October 1, 1999 to May 31, 2000, the return for Class A was 0.58%.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $342,508,298
Average Credit Quality                                                       AA
Effective Maturity                                                   16.9 years


What was the investment environment like during the twelve-month period?


It was a challenging period for municipal bonds in general, and especially for lower quality municipal bonds. The fixed-income markets were hit by rising interest rates and falling bond prices. The 30-year Treasury constituted the best-performing area within the fixed-income market, helped by the U.S. Treasury Department's ability to buy back existing bonds because of a federal budget surplus. At the same time, the municipal bond market was hurt by a loss in liquidity, as many traditional buyers, those in high personal income tax brackets, were attracted to the equity markets because of the strong stock market performance earlier in the twelve-month period. High yielding municipal bonds performed poorly because of investor concern about potentially deteriorating credit quality, especially among the lower-rated bonds, if economic growth were to slow.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

                                    [GRAPH]

Health Care -- 21.6%
Housing -- 16.2%
Industrial Development -- 9.4%
Community Development -- 7.3%
Education -- 7.1%
Residential Care -- 6.3%
Transportation -- 4.7%
General Obligation -- 4.1%
Public Facilities -- 3.3%
Utility -- 2.2%
Other -- 17.8%


What were your principal strategies during the twelve months?


We focused on higher quality bonds than those in the typical high yield municipal bond fund. We believed that the lower quality bonds would be more adversely affected by rising interest rates and a potential downturn in economic growth. This emphasis on higher quality securities was a major factor in the Fund's strong performance relative to its peers. On May 31, 2000, average credit quality was AA, with only 8.3% of net assets invested in non-rated bonds. About 40% of net assets were invested in insured bonds, which are rated AAA.

                                    EVERGREEN
                            Tax-Free High Income Fund
                          Portfolio Manager Interview


Credit quality spreads--the difference in yields between high quality and low quality bonds--were relatively narrow during the past twelve-month period. This encouraged us to focus on the higher quality bonds. Investors were not being paid enough additional income to compensate for the additional credit risk.

Our investment strategy is to concentrate on the risk/reward characteristics of each security. We constantly evaluate municipal bonds in terms of their upside potential and downside protection. We want to maximize total return relative to the risk we are taking. We look at one bond at a time, analyzing its credit quality and security characteristics in terms of upside opportunity and downside protection. This process has led us to emphasize high quality, callable bonds, which we think have been very attractively priced relative to their appreciation potential and risk. Callable means that a bond may be called back by its issuer after a pre-determined time. These bonds tend to have above-average interest coupons, and trade at lower prices than if they were non-callable. When these bonds pass their call dates without being called, investors receive better returns than the market expects. We own many callable bonds that have been passing their call dates without being called back. We believe the low prices of these bonds, relative to the income they generate, provide the Fund some protection--or cushion--if the overall market performs poorly. On May 31, 2000, 86% of net assets were invested in callable bonds, with 46.5% callable after five years and the remainder callable within five years.

Because we emphasize individual security selection, our portfolio during the past year has tended to be well-diversified among different sectors, with no significant over-weightings in any one part of the market. Spreads--or differences in yields--were relatively tight in the municipal market and we did not find exceptional values in any one particular sector. The Fund had positions in 302 different securities.

We have not taken very much interest rate risk--or the risk of price loss in a rising interest rate environment. At the end of the investment period, duration--a measure of interest rate sensitivity--was about 4 years.



--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 5/31/2000 portfolio assets)

AAA -- 54.3%
AA -- 11.5%
A -- 16.3%
BBB -- 6.6%
BB -- 0.9%
B -- 1.8%
CCC -- 0.3%
Not Rated -- 8.3%


What is your outlook?

In the short run, we think interest rates may continue to rise. At the same time, credit quality spreads should widen as investors perceive more credit risk in lower-quality bonds. As spreads widen, lower-quality bonds tend to lose more of their value relative to higher quality bonds. In this environment, the Fund is well- positioned because of its high-quality emphasis.

At some point, the differences between yields may become wide enough that we may be justified in investing in more lower quality, high-yielding securities that meet our investment criteria.

We will continue our long-term strategy of emphasizing individual security selection, examining the investment potential of each individual bond relative to the opportunities it presents and the risks it poses.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                               Year Ended May 31,                August 31,
                         -----------------------------------   ----------------
                          2000      1999     1998    1997(a)     1996   1995(b)
CLASS A SHARES
Net asset value,
 beginning of period     $ 11.01   $ 11.36  $ 10.89  $ 10.72   $ 10.69  $  9.79
                         -------   -------  -------  -------   -------  -------
Income from investment
 operations
Net investment income       0.48      0.48     0.47     0.37      0.52     0.34
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts     (0.87)    (0.08)    0.48     0.17      0.03     0.90
                         -------   -------  -------  -------   -------  -------
Total from investment
 operations                (0.39)     0.40     0.95     0.54      0.55     1.24
                         -------   -------  -------  -------   -------  -------
Distributions to
 shareholders from
Net investment income      (0.48)    (0.48)   (0.48)   (0.37)    (0.52)   (0.34)
Net realized gains         (0.15)    (0.27)       0        0         0        0
                         -------   -------  -------  -------   -------  -------
Total distributions to
 shareholders              (0.63)    (0.75)   (0.48)   (0.37)    (0.52)   (0.34)
                         -------   -------  -------  -------   -------  -------
Net asset value, end of
 period                  $  9.99   $ 11.01  $ 11.36  $ 10.89   $ 10.72  $ 10.69
                         -------   -------  -------  -------   -------  -------
Total return*              (3.54%)    3.62%    8.88%    5.13%     5.21%   12.83%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $53,303   $63,018  $64,526  $45,814   $50,569  $58,751
Ratios to average net
 assets
 Expenses**                 0.96%     0.95%    1.09%    1.11%+    1.09%    1.09%+
 Net investment income      4.61%     4.26%    4.25%    4.60%+    4.78%    4.93%+
Portfolio turnover rate      108%       79%     127%     114%       65%      27%

                                                                 Year Ended
                               Year Ended May 31,                August 31,
                         -----------------------------------   ----------------
                          2000      1999     1998    1997(a)     1996   1995(b)
CLASS B SHARES
Net asset value,
 beginning of period     $ 11.01   $ 11.36  $ 10.89  $ 10.72   $ 10.69  $  9.79
                         -------   -------  -------  -------   -------  -------
Income from investment
 operations
Net investment income       0.40      0.40     0.39     0.31      0.44     0.29
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts     (0.87)    (0.08)    0.48     0.17      0.03     0.90
                         -------   -------  -------  -------   -------  -------
Total from investment
 operations                (0.47)     0.32     0.87     0.48      0.47     1.19
                         -------   -------  -------  -------   -------  -------
Distributions to
 shareholders from
Net investment income      (0.40)    (0.40)   (0.40)   (0.31)    (0.44)   (0.29)
Net realized gains         (0.15)    (0.27)       0        0         0        0
                         -------   -------  -------  -------   -------  -------
Total distributions to
 shareholders              (0.55)    (0.67)   (0.40)   (0.31)    (0.44)   (0.29)
                         -------   -------  -------  -------   -------  -------
Net asset value, end of
 period                  $  9.99   $ 11.01  $ 11.36  $ 10.89   $ 10.72  $ 10.69
                         -------   -------  -------  -------   -------  -------
Total return*              (4.27%)    2.85%    8.07%    4.55%     4.42%   12.27%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $39,566   $32,088  $32,822  $31,874   $32,221  $34,206
Ratios to average net
 assets
 Expenses**                 1.72%     1.70%    1.84%    1.86%+    1.84%    1.84%+
 Net investment income      3.89%     3.52%    3.51%    3.85%+    4.03%    4.18%+
Portfolio turnover rate      108%       79%     127%     114%       65%      27%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
*    Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+    Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                      Year Ended May 31,
                                                      -------------------
                                                       2000     1999(a)#
CLASS C SHARES
Net asset value, beginning of period                  $11.01     $11.14
                                                      ------     ------
Income from investment operations
Net investment income                                   0.40       0.03
Net realized and unrealized losses on securities and
 futures contracts                                     (0.87)     (0.13)
                                                      ------     ------
Total from investment operations                       (0.47)     (0.10)
                                                      ------     ------
Distributions to shareholders from
Net investment income                                  (0.40)     (0.03)
Net realized gains                                     (0.15)         0
                                                      ------     ------
Total distributions to shareholders                    (0.55)     (0.03)
                                                      ------     ------
Net asset value, end of period                        $ 9.99     $11.01
                                                      ------     ------
Total return*                                          (4.27%)    (0.86%)
Ratios and supplemental data
Net assets, end of period (thousands)                 $1,620     $    1
Ratios to average net assets
 Expenses**                                             1.72%      1.66%+
 Net investment income                                  3.92%      3.71%+
Portfolio turnover rate                                  108%        79%

                                                                    Year Ended
                                 Year Ended May 31,                 August 31,
                          ------------------------------------   -----------------
                           2000      1999     1998    1997 (b)    1996    1995 (c)
 CLASS Y SHARES
 Net asset value,
  beginning of period     $ 11.01   $ 11.36  $ 10.89  $ 10.72    $ 10.69  $  9.79
                          -------   -------  -------  -------    -------  -------
 Income from investment
  operations
 Net investment income       0.50      0.51     0.51     0.39       0.55     0.36
 Net realized and
  unrealized gains or
  losses on securities
  and futures contracts     (0.87)    (0.08)    0.47     0.17       0.03     0.90
                          -------   -------  -------  -------    -------  -------
 Total from investment
  operations                (0.37)     0.43     0.98     0.56       0.58     1.26
                          -------   -------  -------  -------    -------  -------
 Distributions to
  shareholders from
 Net investment income      (0.50)    (0.51)   (0.51)   (0.39)     (0.55)   (0.36)
 Net realized gains         (0.15)    (0.27)       0        0          0        0
                          -------   -------  -------  -------    -------  -------
 Total distributions to
  shareholders              (0.65)    (0.78)   (0.51)   (0.39)     (0.55)   (0.36)
                          -------   -------  -------  -------    -------  -------
 Net asset value, end of
  period                  $  9.99   $ 11.01  $ 11.36  $ 10.89    $ 10.72  $ 10.69
                          -------   -------  -------  -------    -------  -------
 Total return               (3.30%)    3.88%    9.15%    5.32%      5.47%   13.02%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $19,121   $22,264  $24,976  $24,441    $25,112  $25,079
 Ratios to average net
  assets
  Expenses**                 0.71%     0.70%    0.84%    0.86%+     0.84%    0.84%+
  Net investment income      4.86%     4.51%    4.51%    4.85%+     5.03%    5.18%+
 Portfolio turnover rate      108%       79%     127%     114%        65%      27%

(a) For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
(b) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(c) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
#   Net investment income is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                              Year Ended May 31,
                                        ---------------------------------
                                          2000       1999 #    1998 (a) #
 CLASS A SHARES
 Net asset value, beginning of period   $   7.48   $     7.78  $     7.91
                                        --------   ----------  ----------
 Income from investment operations
 Net investment income                      0.35         0.34        0.13
 Net realized and unrealized losses on
  securities and futures contracts         (0.74)       (0.07)      (0.13)
                                        --------   ----------  ----------
 Total from investment operations          (0.39)        0.27           0
                                        --------   ----------  ----------
 Distributions to shareholders from
 Net investment income                     (0.35)       (0.34)      (0.13)
 Net realized gains                        (0.04)       (0.23)          0
                                        --------   ----------  ----------
 Total distributions to shareholders       (0.39)       (0.57)      (0.13)
                                        --------   ----------  ----------
 Net asset value, end of period         $   6.70   $     7.48  $     7.78
                                        --------   ----------  ----------
 Total return*                             (5.29%)       3.64%       0.04%
 Ratios and supplemental data
 Net assets, end of period (thousands)  $899,427   $1,099,718  $1,243,327
 Ratios to average net assets
   Expenses**                               0.87%        0.85%       0.93%+
   Net investment income                    4.97%        4.49%       4.69%+
 Portfolio turnover rate                      86%          90%         77%

                              Year Ended May 31,             Year Ended December 31,
                          -----------------------------  ----------------------------------
                          2000 #    1999 #   1998 (b) #     1997        1996        1995
 CLASS B SHARES
 Net asset value,
  beginning of period     $  7.48   $  7.78   $   7.82   $     7.71  $     7.86  $     7.10
                          -------   -------   --------   ----------  ----------  ----------
 Income from investment
  operations
 Net investment income       0.30      0.29       0.12         0.38        0.41        0.41
 Net realized and
  unrealized gains or
  losses on securities
  and futures contracts     (0.74)    (0.07)     (0.03)        0.23       (0.17)       0.74
                          -------   -------   --------   ----------  ----------  ----------
 Total from investment
  operations                (0.44)     0.22       0.09         0.61        0.24        1.15
                          -------   -------   --------   ----------  ----------  ----------
 Distributions to
  shareholders from
 Net investment income      (0.30)    (0.29)     (0.13)       (0.40)      (0.39)      (0.39)
 Net realized gains         (0.04)    (0.23)         0        (0.10)          0           0
                          -------   -------   --------   ----------  ----------  ----------
 Total distributions to
  shareholders              (0.34)    (0.52)     (0.13)       (0.50)      (0.39)      (0.39)
                          -------   -------   --------   ----------  ----------  ----------
 Net asset value, end of
  period                  $  6.70   $  7.48   $   7.78   $     7.82  $     7.71  $     7.86
                          -------   -------   --------   ----------  ----------  ----------
 Total return*              (6.00%)    2.86%      1.15%        8.15%       3.15%      16.61%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $54,673   $78,169   $124,664   $1,375,730  $1,557,886  $1,204,468
 Ratios to average net
  assets
   Expenses**                1.62%     1.60%      1.26%+       0.96%       0.87%       0.95%
   Net investment income     4.22%     3.74%      4.32%+       4.97%       5.34%       5.41%
 Portfolio turnover rate       86%       90%        77%         126%         69%         56%

(a) For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.
(b) For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.
#   Net investment income is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Year Ended May 31,
                                                  ----------------------------
                                                   2000     1999 #  1998 (a) #
CLASS C SHARES
Net asset value, beginning of period              $  7.48   $ 7.78    $ 7.85
                                                  -------   ------    ------
Income from investment operations
Net investment income                                0.29     0.29      0.11
Net realized and unrealized losses on securities
 and futures contracts                              (0.73)   (0.07)    (0.07)
                                                  -------   ------    ------
Total from investment operations                    (0.44)    0.22      0.04
                                                  -------   ------    ------
Distributions to shareholders from
Net investment income                               (0.30)   (0.29)    (0.11)
Net realized gains                                  (0.04)   (0.23)        0
                                                  -------   ------    ------
Total distributions to shareholders                 (0.34)   (0.52)    (0.11)
                                                  -------   ------    ------
Net asset value, end of period                    $  6.70   $ 7.48    $ 7.78
                                                  -------   ------    ------
Total return*                                       (6.00%)   2.87%     0.46%
Ratios and supplemental data
Net assets, end of period (thousands)             $46,580   $6,899    $7,708
Ratios to average net assets
 Expenses**                                          1.59%    1.60%     1.68%+
 Net investment income                               4.24%    3.75%     3.94%+
Portfolio turnover rate                                86%      90%       77%

                                                      Year Ended May 31,
                                                      ------------------------
                                                       2000       1999 (b) #
CLASS Y SHARES
Net asset value, beginning of period                  $    7.48     $    7.57
                                                      ---------     ---------
Income from investment operations
Net investment income                                      0.36          0.04
Net realized and unrealized losses on securities and
 futures contracts                                        (0.73)        (0.10)
                                                      ---------     ---------
Total from investment operations                          (0.37)        (0.06)
                                                      ---------     ---------
Distributions to shareholders from
Net investment income                                     (0.37)        (0.03)
Net realized gains                                        (0.04)            0
                                                      ---------     ---------
Total distributions to shareholders                       (0.41)        (0.03)
                                                      ---------     ---------
Net asset value, end of period                        $    6.70     $    7.48
                                                      ---------     ---------
Total return                                              (5.05%)       (0.79%)
Ratios and supplemental data
Net assets, end of period (thousands)                 $     442     $       1
Ratios to average net assets
 Expenses**                                                0.61%         0.52%+
 Net investment income                                     5.32%         5.44%+
Portfolio turnover rate                                      86%           90%

(a) For the period from January 26, 1998 (commencement of class operations) to May 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
#   Net investment income is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short-Intermediate Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                              Year Ended May 31,            Year Ended August 31,
                         ---------------------------------  -------------------------
                          2000     1999    1998   1997 (a)     1996       1995 (b)
CLASS A SHARES
Net asset value,
 beginning of period     $10.12   $10.19  $10.09   $10.08   $     10.17   $     9.97
                         ------   ------  ------   ------   -----------   ----------
Income from investment
 operations
Net investment income      0.41     0.40    0.41     0.30          0.43         0.30
Net realized and
 unrealized gains or
 losses on securities     (0.33)    0.01    0.10     0.01         (0.09)        0.20
                         ------   ------  ------   ------   -----------   ----------
Total from investment
 operations                0.08     0.41    0.51     0.31          0.34         0.50
                         ------   ------  ------   ------   -----------   ----------
Distributions to
 shareholders from
Net investment income     (0.41)   (0.40)  (0.41)   (0.30)        (0.43)       (0.30)
Net realized gains        (0.07)   (0.08)      0        0             0            0
                         ------   ------  ------   ------   -----------   ----------
Total distributions to
 shareholders             (0.48)   (0.48)  (0.41)   (0.30)        (0.43)       (0.30)
                         ------   ------  ------   ------   -----------   ----------
Net asset value, end of
 period                  $ 9.72   $10.12  $10.19   $10.09   $     10.08   $    10.17
                         ------   ------  ------   ------   -----------   ----------
Total return*              0.77%    4.09%   5.11%    3.08%         3.37%        5.09%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $8,659   $7,975  $6,569   $6,072   $    27,722   $    6,820
Ratios to average net
 assets
 Expenses**                0.72%    0.75%   0.85%    0.96%+        1.11%        1.14%+
 Net investment income     4.16%    3.93%   4.01%    3.94%+        4.05%        4.32%+
Portfolio turnover rate      43%      65%     78%      34%           29%          80%

                              Year Ended May 31,            Year Ended August 31,
                         ---------------------------------  -------------------------
                          2000     1999    1998   1997 (a)     1996       1995 (b)
CLASS B SHARES
Net asset value,
 beginning of period     $10.12   $10.19  $10.10   $10.08   $     10.17   $     9.97
                         ------   ------  ------   ------   -----------   ----------
Income from investment
 operations
Net investment income      0.32     0.31    0.32     0.23          0.34         0.24
Net realized and
 unrealized gains or
 losses on securities     (0.33)    0.01    0.09     0.02         (0.09)        0.20
                         ------   ------  ------   ------   -----------   ----------
Total from investment
 operations               (0.01)    0.32    0.41     0.25          0.25         0.44
                         ------   ------  ------   ------   -----------   ----------
Distributions to
 shareholders from
Net investment income     (0.32)   (0.31)  (0.32)   (0.23)        (0.34)       (0.24)
Net realized gains        (0.07)   (0.08)      0        0             0            0
                         ------   ------  ------   ------   -----------   ----------
Total distributions to
 shareholders             (0.39)   (0.39)  (0.32)   (0.23)        (0.34)       (0.24)
                         ------   ------  ------   ------   -----------   ----------
Net asset value, end of
 period                  $ 9.72   $10.12  $10.19   $10.10   $     10.08   $    10.17
                         ------   ------  ------   ------   -----------   ----------
Total return*             (0.14%)   3.16%   4.07%    2.49%         2.44%        4.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $4,639   $6,232  $5,790   $6,742   $     7,413   $    6,050
Ratios to average net
 assets
  Expenses**               1.62%    1.65%   1.74%    1.86%+        2.07%        2.26%+
  Net investment income    3.23%    3.04%   3.11%    3.04%+        3.28%        3.50%+
Portfolio turnover rate      43%      65%     78%      34%           29%          80%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the period from January 5, 1995 (commencement of class operations) to August 31, 1995.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short-Intermediate Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Year Ended May 31,              Year Ended August 31,
                          -------------------------------------   ------------------------
                            2000      1999      1998    1997 (a)        1996         1995
 CLASS Y SHARES
 Net asset value,
  beginning of period     $  10.12  $  10.19  $  10.10  $ 10.07   $     10.17  $     10.21
                          --------  --------  --------  -------   -----------  -----------
 Income from investment
  operations
 Net investment income        0.42      0.41      0.42     0.30          0.43         0.46
 Net realized and
  unrealized gains or
  losses on
  securities                 (0.33)     0.01      0.09     0.03         (0.10)       (0.04)
                          --------  --------  --------  -------   -----------  -----------
 Total from investment
  operations                  0.09      0.42      0.51     0.33          0.33         0.42
                          --------  --------  --------  -------   -----------  -----------
 Distributions to
  shareholders from
 Net investment income       (0.42)    (0.41)    (0.42)   (0.30)        (0.43)       (0.46)
 Net realized gains          (0.07)    (0.08)        0        0             0            0
                          --------  --------  --------  -------   -----------  -----------
 Total distributions to
  shareholders               (0.49)    (0.49)    (0.42)   (0.30)        (0.43)       (0.46)
                          --------  --------  --------  -------   -----------  -----------
 Net asset value, end of
  period                  $   9.72  $  10.12  $  10.19  $ 10.10   $     10.07  $     10.17
                          --------  --------  --------  -------   -----------  -----------
 Total return                 0.87%     4.20%     5.11%    3.36%         3.30%        4.20%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $139,534  $160,325  $167,905  $32,293   $    34,893  $    40,581
 Ratios to average net
  assets
 Expenses**                   0.62%     0.65%     0.70%    0.86%+        0.90%        0.86%
 Net investment income        4.23%     4.04%     4.18%    4.04%+        4.27%        4.52%
 Portfolio turnover rate        43%       65%       78%      34%           29%          80%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
 +  Annualized.

                  See Combined Notes to Financial Statements.

                                                                 (Formerly the
                                   EVERGREEN                     Davis Tax-
                           Tax-Free High Income Fund             Free High
                                                                 Income Fund)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Year Ended September 30,
                             Year Ended    -------------------------------------------------
                          May 31, 2000 (b)   1999       1998      1997      1996    1995 (c)
 CLASS A SHARES (a)
 Net asset value,
  beginning of period         $   8.66     $   9.19   $   9.22  $   9.15  $   9.19  $   8.90
                              --------     --------   --------  --------  --------  --------
 Income from investment
  operations
 Net investment income            0.32         0.47       0.54      0.57      0.61      0.40
 Net realized and
  unrealized gains or
  losses on securities           (0.27)       (0.52)      0.04      0.11     (0.05)     0.30
                              --------     --------   --------  --------  --------  --------
 Total from investment
  operations                      0.05        (0.05)      0.58      0.68      0.56      0.70
                              --------     --------   --------  --------  --------  --------
 Distributions to
  shareholders from
 Net investment income           (0.37)       (0.48)     (0.56)    (0.59)    (0.54)    (0.40)
 Net realized gains                  0            0      (0.05)    (0.02)    (0.06)    (0.01)
                              --------     --------   --------  --------  --------  --------
 Total distributions to
  shareholders                   (0.37)       (0.48)     (0.61)    (0.61)    (0.60)    (0.41)
                              --------     --------   --------  --------  --------  --------
 Net asset value, end of
  period                      $   8.34     $   8.66   $   9.19  $   9.22  $   9.15  $   9.19
                              --------     --------   --------  --------  --------  --------
 Total return*                    0.58%       (0.61%)     6.53%     7.66%     6.33%     7.93%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)          $133,552     $174,441   $243,878  $ 92,020  $ 44,828  $ 45,461
 Ratios to average net
  assets
  Expenses**                      1.03%+       1.06%      1.04%     1.26%     1.36%     1.43%+
  Net investment income           5.75%+       5.30%      5.37%     6.60%     6.64%     5.95%+
 Portfolio turnover rate            30%          73%       126%      113%      107%      128%

                                                     Year Ended September 30,
                             Year Ended    -------------------------------------------------
                          May 31, 2000 (b)   1999       1998      1997      1996      1995
 CLASS B SHARES (a)
 Net asset value,
  beginning of period         $   8.63     $   9.16   $   9.19  $   9.12  $   9.17  $   9.09
                              --------     --------   --------  --------  --------  --------
 Income from investment
  operations
 Net investment income            0.28         0.41       0.49      0.53      0.54      0.48
 Net realized and
  unrealized gains or
  losses on securities           (0.28)       (0.53)      0.02      0.08     (0.05)     0.10
                              --------     --------   --------  --------  --------  --------
 Total from investment
  operations                      0.00        (0.12)      0.51      0.61      0.49      0.58
                              --------     --------   --------  --------  --------  --------
 Distributions to
  shareholders from
 Net investment income           (0.32)       (0.41)     (0.49)    (0.52)    (0.48)    (0.49)
 Net realized gains                  0            0      (0.05)    (0.02)    (0.06)    (0.01)
                              --------     --------   --------  --------  --------  --------
 Total distributions to
  shareholders                   (0.32)       (0.41)     (0.54)    (0.54)    (0.54)    (0.50)
                              --------     --------   --------  --------  --------  --------
 Net asset value, end of
  period                      $   8.31     $   8.63   $   9.16  $   9.19  $   9.12  $   9.17
                              --------     --------   --------  --------  --------  --------
 Total return*                    0.01%       (1.39%)     5.74%     6.89%     5.51%     6.64%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)          $175,826     $228,440   $255,300  $132,934  $109,488  $126,727
 Ratios to average net
  assets
  Expenses**                      1.79%+       1.82%      1.80%     2.02%     2.10%     2.14%
  Net investment income           5.01%+       4.54%      4.62%     5.87%     5.89%     5.37%
 Portfolio turnover rate            30%          73%       126%      113%      107%      128%

(a) On March 17, 2000, The Evergreen Tax-Free High Income Fund acquired the net assets of the Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to
    March 17, 2000 are those of the Davis Tax-Free High Income Fund, Inc.
(b) For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(c) For the period from December 1, 1994 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                                                 (formerly the
                                   EVERGREEN                     Davis
                           Tax-Free High Income Fund             Tax-Free High
                              Financial Highlights               Income Fund)
                (For a share outstanding throughout each period)

                                                   Year Ended September 30,
                                     Year Ended    ---------------------------
                                  May 31, 2000 (b)  1999      1998    1997 (c)
CLASS C SHARES (a)
Net asset value, beginning of
 period                               $  8.69      $  9.22   $  9.25   $ 9.20
                                      -------      -------   -------   ------
Income from investment
 operations
Net investment income                    0.28         0.42      0.49     0.04
Net realized and unrealized
 gains or losses on securities          (0.28)       (0.54)     0.03     0.03
                                      -------      -------   -------   ------
Total from investment operations         0.00        (0.12)     0.52     0.07
                                      -------      -------   -------   ------
Distributions to shareholders
 from
Net investment income                   (0.32)       (0.41)    (0.50)   (0.02)
Net realized gains                          0            0     (0.05)       0
                                      -------      -------   -------   ------
Total distributions to
 shareholders                           (0.32)       (0.41)    (0.55)   (0.02)
                                      -------      -------   -------   ------
Net asset value, end of period        $  8.37      $  8.69   $  9.22   $ 9.25
                                      -------      -------   -------   ------
Total return*                            0.05%       (1.34%)    5.74%    0.77%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $32,942      $41,642   $36,594   $2,430
Ratios to average net assets
 Expenses**                              1.77%+       1.83%     1.77%    2.03%+
 Net investment income                   5.02%+       4.53%     4.65%    5.85%+
Portfolio turnover rate                    30%          73%      126%     113%

                                                                Year Ended
                                                               September 30,
                                                Year Ended    -----------------
                                             May 31, 2000 (b)  1999    1998 (d)
CLASS Y SHARES (a)
Net asset value, beginning of period              $8.66       $ 9.19    $9.20
                                                  -----       ------    -----
Income from investment operations
Net investment income                              0.33         0.48     0.54
Net realized and unrealized gains or losses
 on securities                                    (0.28)       (0.52)    0.03
                                                  -----       ------    -----
Total from investment operations                   0.05        (0.04)    0.57
                                                  -----       ------    -----
Distributions to shareholders from
Net investment income                             (0.38)       (0.49)   (0.53)
Net realized gains                                    0            0    (0.05)
                                                  -----       ------    -----
Total distributions to shareholders               (0.38)       (0.49)   (0.58)
                                                  -----       ------    -----
Net asset value, end of period                    $8.33       $ 8.66    $9.19
                                                  -----       ------    -----
Total return                                       0.63%       (0.51%)   6.34%
Ratios and supplemental data
Net assets, end of period (thousands)             $ 189       $1,292    $ 883
Ratios to average net assets
 Expenses**                                        0.83%+       0.93%    0.93%+
 Net investment income                             5.95%+       5.43%    5.49%+
Portfolio turnover rate                              30%          73%     126%

(a) On March 17, 2000, The Evergreen Tax-Free High Income Fund acquired the net assets of the Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to March 17, 2000 are those of the Davis Tax-Free High Income Fund, Inc.
(b) For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(c) For the period from August 18, 1997 (commencement of class operations) to September 30, 1997.
(d) For the period from October 6, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                            Schedule of Investments
                                  May 31, 2000

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 97.2%
            Alaska - 0.8%
 $1,000,000 Alaska Student Loan Corp.
             Student Loan RB, Ser. A,
             5.45%, 7/1/2016, (AMBAC)...........................   $    924,670
                                                                   ------------
            California - 13.4%
    500,000 Bakersfield, CA COP,
             Convention Ctr. Expansion Proj.,
             5.80%, 4/1/2017, (MBIA)............................        503,395
  2,200,000 California Edl. Facs. Auth. RB,
             Santa Clara Univ.,
             0.00%, 9/1/2014, (AMBAC) (a).......................        976,756
    455,000 California HFA Home Mtge. RB,
             Ser. L,
             6.40%, 8/1/2027, (MBIA)............................        459,263
  1,000,000 California HFA MHRB, Ser. B,
             6.05%, 8/1/2016, (AMBAC/FHA).......................        995,820
    830,000 California HFA SFHRB, Ser. A-1,
             Class 3,
             5.70%, 8/1/2011, (MBIA)............................        835,337
            California Hlth. Facs. Fin. Auth. RB:
    500,000   Enloe Hlth. Sys., Ser. A,
              5.00%, 11/15/2018, (FSA)..........................        445,150
  1,000,000 Refunding, Ser. A,
              5.75%, 7/1/2015...................................      1,006,300
    350,000 California Pub. Works Board Lease RB, CA Univ.
              Proj., Ser. B,
              5.50%, 6/1/2019...................................        335,675
    500,000 Elk Grove, CA Unified Sch. Dist. 1,
              Spl. Tax, Refunding,
              6.50%, 12/1/2024, (AMBAC).........................        540,660
  1,000,000 Los Angeles Cnty., CA Community Facs. Spl. Tax,
              Refunding, Dist. 3, Ser. A,
              5.50%, 9/1/2014, (FSA)............................      1,002,060
    500,000 Los Angeles, CA Community Redev. Agcy. Tax
              Allocation, Refunding, Ser. H,
              6.50%, 12/1/2016, (FSA)...........................        528,255
  1,000,000 Orange Cnty., CA Pub. Fin. Auth. Wst. Mgmt. Sys.
              RRB,
              5.75%, 12/1/2010..................................      1,035,880
  1,000,000 Sacramento Cnty., CA Arpt. Sys. RB, Ser. A,
              6.00%, 7/1/2011, (MBIA)...........................      1,040,820
  2,000,000 San Francisco, CA, City & Cnty. Arpt. RB
              5.50%, 5/1/2015, (FSA)............................      1,958,100
  1,100,000 San Jose, CA Redev. Agcy. Tax Allocation, Merged
              Area Redev. Proj.,
              6.00%, 8/1/2015, (MBIA)...........................      1,155,990
    300,000 Santa Ana, CA Fin. Auth. Lease RB, Police
              Administration & Holding Facs., Ser. A,
              6.25%, 7/1/2015, (MBIA)...........................        323,166
  1,000,000 South Orange Cnty., CA Pub. Fin. Auth. Spl. Tax, Sr.
              Lien, Ser. A,
              7.00%, 9/1/2009, (MBIA)...........................      1,137,830
  1,000,000 Southern CA Pub. Pwr. Auth. Transmission Proj. RRB,
              0.00%, 7/1/2014, (FGIC) (a).......................        451,910

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            California - continued
 $  500,000 Watsonville, CA Solid Wst. RB,
              5.50%, 5/15/2016, (MBIA)..........................   $    493,720
                                                                   ------------
                                                                     15,226,087
                                                                   ------------
            Colorado - 3.7%
  1,500,000 Arapahoe Cnty., CO Capital Impt. Trust Fund Hwy. RB,
              East 470 Hwy. Proj., 6.15%, 8/31/2026, (MBIA).....      1,507,530
  1,000,000 Colorado East 470 Pub. Hwy. Auth. RB, Sr. Ser. A,
              5.75%, 9/1/2014, (MBIA)...........................      1,014,490
  3,225,000 Metropolitan Football Stadium, CO Sales Tax RB, Ser.
              A,
              0.00%, 1/1/2012, (MBIA) (a).......................      1,631,560
                                                                   ------------
                                                                      4,153,580
                                                                   ------------
            District of Columbia - 2.5%
  1,000,000 Dist. of Columbia GO, Ser. B,
              5.50%, 6/1/2012, (FSA)............................        980,240
  1,965,000 Dist. of Columbia HFA Mtge. SFHRB, Ser. B,
              5.85%, 12/1/2018, (GNMA/FNMA).....................      1,893,690
                                                                   ------------
                                                                      2,873,930
                                                                   ------------
            Florida - 1.7%
  1,000,000 Broward Cnty., FL Arpt. Sys. RB, Ser. G,
              5.125%, 10/1/2016.................................        905,740
            Orange Cnty., FL Hlth. Facs. Auth. RB:
    705,000 Prerefunded, Ser. C,
              6.25%, 10/1/2016, (MBIA)..........................        747,336
    295,000 Unrefunded, Ser. C,
              6.25%, 10/1/2016, (MBIA)..........................        313,039
                                                                   ------------
                                                                      1,966,115
                                                                   ------------
            Georgia - 5.1%
  2,500,000 Atlanta, GA Arpt. RB
              5.50%, 1/1/2022, (FGIC)...........................      2,355,450
  1,000,000 George L. Smith II, GA World Congress Ctr. Auth. RB,
              6.00%, 7/1/2011...................................      1,026,820
  2,500,000 Metropolitan Atlanta Rapid Trans. Auth., GA Sales
              Tax RRB, Ser. A,
              5.50%, 7/1/2016, (MBIA)...........................      2,424,650
                                                                   ------------
                                                                      5,806,920
                                                                   ------------
            Idaho - 2.2%
  2,000,000 Idaho Hsg. & Fin. Assn. RB,
              6.00%, 7/1/2014...................................      1,981,160
    565,000 Idaho Hsg. Agcy. SFHRB, Ser. C-1,
              6.30%, 7/1/2011, (FHA)............................        568,639
                                                                   ------------
                                                                      2,549,799
                                                                   ------------
            Illinois - 7.0%
  1,000,000 Chicago, IL, Wastewater Transmission RB, 2nd Lien
              6.00%, 1/1/2013, (MBIA)...........................      1,022,740
  1,000,000 Cook County, IL RB, Ser. A,
              5.625%, 11/15/2016, (MBIA)........................        978,460
  3,000,000 Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj.,
              Ser. D,
              6.75%, 3/1/2015, (AMBAC)..........................      3,168,960

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Illinois - continued
 $1,000,000 Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys.,
              5.25%, 8/1/2017...................................   $    888,790
  1,750,000 Illinois Hlth. Facs. Auth. RRB, Ser. AA,
              6.50%, 6/1/2012, (MBIA)...........................      1,879,955
                                                                   ------------
                                                                      7,938,905
                                                                   ------------
            Indiana - 1.4%
  1,500,000 Lawrence Township, IN Metropolitan Sch. Dist. GO,
              6.875%, 7/5/2011, (MBIA/IBC)......................      1,644,360
                                                                   ------------
            Kansas - 0.9%
  1,000,000 Wichita, KS Hosp. RRB, Facs. Impt., Ser. 11,
              6.75%, 11/15/2019.................................      1,021,550
                                                                   ------------
            Massachusetts - 2.9%
  1,500,000 Massachusetts HFA SFHRB, Ser. 73,
              5.90%, 12/1/2019, (FSA)...........................      1,446,525
  1,000,000 Massachusetts IFA RB, Avon Assn., LLC, Ser. A,
              5.375%, 4/1/2020, (MBIA)..........................        910,730
  1,000,000 Massachusetts Port Auth. RRB, Ser. A,
              5.50%, 7/1/2016, (MBIA/IBC).......................        967,830
                                                                   ------------
                                                                      3,325,085
                                                                   ------------
            Michigan - 1.3%
  1,500,000 Detroit, MI Wtr. Supply Sys., Sr. Lien, Ser. A,
              5.50%, 7/1/2014, (FGIC)...........................      1,468,305
                                                                   ------------
            Minnesota - 0.3%
    360,000 Minnesota HFA SFHRB, Ser. H,
              6.70%, 1/1/2018...................................        366,494
                                                                   ------------
            Missouri - 1.8%
  2,000,000 Kansas City, MO Muni. Assistance Corp. RB, Ser. B,
              5.85%, 1/15/2016, (AMBAC).........................      2,005,940
                                                                   ------------
            Nevada - 0.9%
  1,000,000 Clark Cnty., NV Sch. Dist. GO, Ser. A
              5.75%, 6/15/2011..................................      1,017,520
                                                                   ------------
            New Jersey - 4.0%
  1,000,000 New Jersey EDA RB, Trans. Proj., Ser. A,
              5.25%, 5/1/2017, (FSA)............................        936,050
            New Jersey Trans. Trust Fund Auth. RB, Ser. A:
  1,000,000   5.75%, 6/15/2015..................................      1,010,010
  1,000,000   5.75%, 6/15/2016..................................      1,006,230
  1,500,000 New Jersey Transit Corp. COP, Fed. Transit Admin.
              Grants, Ser. A,
              6.125%, 9/15/2015, (AMBAC)........................      1,548,060
                                                                   ------------
                                                                      4,500,350
                                                                   ------------
            New Mexico - 0.5%
    500,000 Albuquerque, NM Arpt. RB, Ser. A,
              6.35%, 7/1/2007, (AMBAC)..........................        519,045
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            New York - 14.1%
 $  400,000 Albany Cnty., NY GO, Pub. Impt., Ser. B,
              5.60%, 3/15/2014, (FGIC)..........................   $    398,064
    550,000 Hempstead Town, NY RB, Ser. B
              5.625%, 2/1/2015, (FGIC)..........................        550,736
    100,000 Islip, NY Resources Recovery Agcy. RB, Ser. B,
              7.25%, 7/1/2011, (AMBAC)..........................        112,644
            Long Island, NY Pwr. Auth. Elec. Sys. RB:
  1,000,000   0.00%, 6/1/2015, (FSA) (a)........................        413,190
    500,000   5.125%, 12/1/2016, (FSA)..........................        460,475
    400,000 Metropolitan Trans. Auth., NY Svcs. Contract RB,
              Ser. 7,
              5.625%, 7/1/2016..................................        383,444
    695,000 Nassau Cnty., NY GO, Combined Swr. Dist., Refunding,
              Ser. B,
              6.00%, 5/1/2014, (FGIC)...........................        716,830
    600,000 New Rochelle, NY GO, Ser. B,
              6.15%, 8/15/2017, (MBIA)..........................        612,816
    250,000 New York Dormitory Auth. RB, State Univ. Edl. Facs.,
              Ser. A,
              5.875%, 5/15/2011, (AMBAC/TCRS)...................        258,150
    250,000 New York Env. Facs. Corp. RRB, Riverbank State Park,
              5.50%, 4/1/2016, (AMBAC)..........................        242,278
  1,000,000 New York HFA MHRB, Ser. B,
              6.35%, 8/15/2023, (AMBAC/HFA).....................      1,019,870
  1,000,000 New York Mtge. Agcy. RB, Ser. 86,
              5.95%, 10/1/2020..................................        966,300
            New York Thruway Auth. Svc. Contract RB:
    700,000   5.75%, 4/1/2016...................................        681,506
  1,000,000   6.00%, 4/1/2011...................................      1,038,780
    500,000 New York Urban Dev. Corp. RB, Higher Ed. Tech.
              Grants,
              6.00%, 4/1/2010, (MBIA)...........................        509,195
  1,000,000 New York Urban Dev. Corp. RRB, Correctional Facs.,
              Ser. A,
              6.50%, 1/1/2010, (FSA)............................      1,082,950
     95,000 New York, NY IDA RB, Japan Airlines Co.,
              6.00%, 11/1/2015..................................         96,400
            New York, NY GO:
  1,500,000   5.375%, 8/1/2017, (FGIC/TCRS).....................      1,415,580
  1,500,000   Ser. G, 5.35%, 8/1/2013, (FGIC)...................      1,453,335
            Niagara Falls, NY GO, Pub. Impt.:
    500,000   7.50%, 3/1/2014, (MBIA)...........................        589,665
    750,000   7.50%, 3/1/2016, (MBIA)...........................        889,012
            Niagara, NY Frontier Auth. Arpt. RB:
    500,000   Buffalo Niagara Int'l. Arpt.,
              5.00%, 4/1/2028, (FGIC)...........................        414,570
    100,000 Greater Buffalo Int'l. Arpt., Ser. A,
              6.125%, 4/1/2014, (AMBAC).........................        101,703
    500,000 Port Auth. NY & NJ, Ser. 97,
               6.50%, 7/15/2019, (FGIC).........................        514,740
  1,000,000 Suffolk Cnty., NY IDA Southwest Swr. Sys. RB,
               6.00%, 2/1/2008, (FGIC)..........................      1,037,810
                                                                   ------------
                                                                     15,960,043
                                                                   ------------

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            North Dakota - 2.7%
 $3,000,000 Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj.,
             Ser. 2,
             6.05%, 1/1/2019, (AMBAC)...........................   $  3,017,580
                                                                   ------------
            Ohio - 2.7%
  1,500,000 Forest Hills, OH Local Sch. Dist.
             5.70%, 12/1/2016, (MBIA)...........................      1,490,820
  1,000,000 Kings Local Sch. Dist., OH GO,
             7.50%, 12/1/2016, (FGIC)...........................      1,190,860
    430,000 Ohio HFA Mtge. RB, Ser. A-2,
             6.625%, 3/1/2026, (GNMA)...........................        438,123
                                                                   ------------
                                                                      3,119,803
                                                                   ------------
            Oklahoma - 1.8%
  2,000,000 Oklahoma Indl. Auth. RRB, Ser. A,
             6.25%, 8/15/2015...................................      2,051,640
                                                                   ------------
            Pennsylvania - 4.8%
  2,000,000 Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh
             Int'l. Arpt.,
             6.00%, 1/1/2015....................................      2,007,640
  1,000,000 Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co.
             Proj., Ser. B,
             6.40%, 9/1/2029, (MBIA)............................      1,012,900
  2,505,000 Pittsburgh, PA GO, Ser. A,
             5.375%, 9/1/2014, (FGIC)...........................      2,418,953
                                                                   ------------
                                                                      5,439,493
                                                                   ------------
            South Carolina - 3.6%
  2,300,000 Greenville Hosp. Sys., SC Hosp. Facs. RB, Ser. A,
             5.75%, 5/1/2014, (MBIA/IBC)........................      2,280,335
  2,000,000 Piedmont Muni. Pwr. Agcy., SC Elec. RRB, Ser. A,
             5.00%, 1/1/2015....................................      1,794,740
                                                                   ------------
                                                                      4,075,075
                                                                   ------------
            Tennessee - 1.6%
  1,700,000 Knox Cnty., TN Hlth. Edl. & Hsg. Facs. RRB, Fort
             Sanders Alliance,
             6.25%, 1/1/2013, (MBIA)............................      1,775,293
                                                                   ------------
            Texas - 4.7%
  1,000,000 Houston, TX Wtr. Conveyance Sys. Contract COP,
             Ser. H,
             7.50%, 12/15/2014, (AMBAC).........................      1,165,420
  2,000,000 San Antonio, TX Arpt. Sys. RB,
             5.70%, 7/1/2011, (FGIC)............................      1,998,260
  1,160,000 Texas Public Fin. Auth. Bldg. RB, Ser. A,
             5.70%, 2/1/2013, (FSA).............................      1,159,269
  1,000,000 Upper Trinity Regl. Water Dist., Texas Water RB
             6.00%, 8/1/2016, (FGIC)............................      1,011,280
                                                                   ------------
                                                                      5,334,229
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Utah - 1.7%
 $1,000,000 Salt Lake City, UT Arpt. RB, Ser. A,
             6.00%, 12/1/2012, (FGIC)...........................   $  1,011,180
  1,000,000 Utah HFA SFHRB, Sr. Ser. E-1,
             5.375%, 7/1/2018, (FHA)............................        919,140
                                                                   ------------
                                                                      1,930,320
                                                                   ------------
            Washington - 0.8%
  1,000,000 Snohomish Cnty., WA Sch. Dist. 015 GO, Refunding,
             5.25%, 12/1/2015, (FGIC)...........................        939,400
                                                                   ------------
            Wisconsin - 5.6%
  4,500,000 Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E,
             6.90%, 8/1/2021, (FGIC)............................      4,995,225
  1,500,000 Wisconsin Trans. RB, Unrefunded, Ser. B,
             5.50%, 7/1/2022....................................      1,377,900
                                                                   ------------
                                                                      6,373,125
                                                                   ------------
            Puerto Rico - 2.7%
  1,000,000 Puerto Rico Cmnwlth. Hwy. & Trans. RB
             5.875%, 7/1/2035, (MBIA)...........................        990,260
    320,000 Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB,
             6.10%, 10/1/2015, (GNMA/FNMA/FHLMC)................        315,616
  1,500,000 Puerto Rico Muni. Fin. Agcy. GO, Refunding, Ser. B,
             5.75%, 8/1/2013....................................      1,533,360
    250,000 Puerto Rico Pub. Bldgs. Auth. RB, Ser. B,
             5.00%, 7/1/2012, (MBIA)............................        239,697
                                                                   ------------
                                                                      3,078,933
                                                                   ------------
            Total Municipal Obligations
             (cost $110,835,814)................................    110,403,589
                                                                   ------------
 SHORT-TERM MUNICIPAL SECURITIES - 0.6%
            Idaho - 0.6%
    675,000 Idaho Health Facs. RB
             4.40%, 6/1/2000 (b)
             (cost $675,000)....................................        675,000
                                                                   ------------

 Shares                                                                Value
 MUTUAL FUND SHARES - 1.3%
  1,478,962 Federated Municipal Obligations Fund
             (cost $1,478,962)..................................      1,478,962
                                                                   ------------

            Total Investments -
             (cost $112,989,776)..........................    99.1%  112,557,551
            Other Assets and
             Liabilities - net............................     0.9     1,052,552
                                                             -----  ------------
            Net Assets....................................   100.0% $113,610,103
                                                             =====  ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Municipal Bond Fund
                            Schedule of Investments
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - 92.9%
             Alabama - 1.1%
 $ 1,815,000 Alabama HFA, SFHRB, Ser. D-1,
              6.00%, 10/1/2016, (GNMA)........................   $    1,824,928
     655,000 Birmingham, AL Arpt. Auth. RB,
              5.625%, 7/1/2026, (MBIA)........................          613,801
   9,900,000 Jefferson Cnty., AL Swr. RB, Ser.
              A54, 144A
              6.17% 2/1/2027..................................        9,058,698
                                                                 --------------
                                                                     11,497,427
                                                                 --------------
             Alaska - 1.6%
  15,000,000 Alaska Energy Auth., Util. RB,
              Linked Bulls/Bears FRN,
              6.60%, 7/1/2015, (FSA)..........................       16,272,900
                                                                 --------------
             Arizona - 1.2%
     850,000 Chandler, AZ Wtr. & Swr. RB,
              6.75%, 7/1/2006, (FGIC).........................          875,789
   6,000,000 Maricopa Cnty., AZ Elementary Sch.
              Dist. 69, GO, Ser. C,
              8.125%, 1/1/2010, (MBIA)........................        7,199,340
   1,325,000 Pima Cnty., AZ IDA
              7.25%, 7/15/2010................................        1,406,567
   2,030,000 Pima Cnty., AZ Unified Sch. Dist. 1,
              GO, Refunding,
              7.50%, 7/1/2003, (FGIC).........................        2,168,608
                                                                 --------------
                                                                     11,650,304
                                                                 --------------
             California - 3.2%
   2,500,000 Alameda, CA Corridor Transportation Auth.
              0.00%, 10/1/2033 (a)............................          307,375
   1,000,000 Anaheim, CA Pub. Fin. Auth. Lease
              RB, Pub. Impt. Proj., Ser. C,
              6.00%, 9/1/2016, (FSA)..........................        1,049,840
   7,000,000 California GO
              5.625%, 5/1/2022................................        6,747,930
   2,500,000 California GO, Veteran's Bonds,
              Ser. BH,
              5.50%, 12/1/2018................................        2,334,225
   3,700,000 California Pub. Works Board Lease
              RB, State Prison, Ser. E,
              5.50%, 6/1/2015.................................        3,666,478
   1,070,000 California Statewide Communities Dev. Auth.,
              Special Assessment, United Air Lines, Inc.
              5.625%, 10/1/2034...............................          874,115
   1,000,000 Fontana, CA COP
              5.00%, 9/1/2017.................................          913,620
   1,300,000 Poway, CA Community Facs. Dist.,
              Spl. Tax, Refunding, Parkway
              Business Ctr.,
              6.75%, 8/15/2015................................        1,328,639
   2,000,000 Riverside Cnty., CA Pub. Fin. Auth.
              COP
              5.75%, 5/15/2019................................        1,722,900
   1,000,000 San Diego, CA Unified Sch. Dist.
              0.00%, 7/1/2019 (a).............................          312,650
   1,000,000 San Francisco, CA Int'l Airport RRB
              6.30%, 5/1/2025.................................        1,015,060

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             California - continued
 $ 2,000,000 San Jose, CA Redev. Agcy., Tax
              Allocation, Merged Area Redev.
              Proj., Ser. B,
              5.75%, 8/1/2011.................................   $    2,047,220
     400,000 San Juan, CA MSR Pub. Pwr. Agcy.
              RB, Ser. E,
              6.75%, 7/1/2011, (MBIA).........................          416,628
  10,000,000 Southern CA Pub. Pwr. Auth.,
              Transmission Proj. RB,
              0.00%, 7/1/2015, (FGIC) (a).....................        4,211,900
   2,000,000 University, CA RB, Refunding
              Multiple Purpose Proj. Ser. C
              4.75%, 9/1/2016.................................        1,787,660
   4,450,000 Victor Valley, CA Joint Unified High
              Sch. Dist., Capital Appreciation,
              GO
              0.00%, 9/1/2013, (MBIA) (a).....................        2,100,978
     625,000 Vista, CA Community Dev.
              Commission, Tax Allocation, Vista
              Redev. Proj. Area,
              6.00%, 9/1/2010, (MBIA).........................          669,894
                                                                 --------------
                                                                     31,507,112
                                                                 --------------
             Colorado - 7.0%
             Colorado East 470 Pub. Hwy. Auth.
              RB:
   5,500,000  0.00%, 9/1/2012 (a).............................        2,718,925
  19,795,000  Capital Appreciation, Sr. Ser. B,
              0.00%, 9/1/2013, (MBIA) (a).....................        9,131,830
             Colorado HFA, SFHRB:
     315,000  7.00%, 11/1/2024................................          323,269
   2,275,000  Ser. A-2,
              6.60%, 5/1/2028.................................        2,321,023
   2,995,000  Ser. B-2,
              6.40%, 11/1/2024................................        3,008,567
             Denver, CO City & Cnty. Arpt. RB:
     140,000  Prerefunded Balance, Ser. A,
              8.00%, 11/15/2025...............................          145,579
   9,200,000  Ser. D,
              7.75%, 11/15/2013...............................       10,424,152
              Unrefunded Balance, Ser. A:
   5,480,000  7.50%, 11/15/2023...............................        5,794,716
     915,000  8.00%, 11/15/2025...............................          942,194
   1,555,000  8.50%, 11/15/2023...............................        1,604,869
   8,060,000  8.75%, 11/15/2023...............................        8,558,350
   3,385,000  Unrefunded Balance, Ser. B,
              7.25%, 11/15/2012...............................        3,542,233
   9,700,000  Unrefunded Balance, Ser. D,
              7.75%, 11/15/2021...............................       10,173,845
             El Paso Cnty., CO GO, Sch. Dist. 11,
              Colorado Springs:
   2,310,000  6.50%, 12/1/2012................................        2,512,333
   2,000,000  7.10%, 12/1/2013................................        2,285,460
   1,000,000  7.10%, 12/1/2016................................        1,143,730
   3,000,000 Jefferson Cnty., CO Open Space
              Sales Tax RB
              5.00%, 11/1/2018................................        2,680,350
   2,250,000 Larimer Cnty., CO GO, Sch. Dist. 1
              7.00%, 12/15/2016, (MBIA/IBC)...................        2,557,800
                                                                 --------------
                                                                     69,869,225
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Connecticut - 0.1%
 $ 1,000,000 Connecticut Dev. Auth. Wtr. Facs.,
              RB
              6.15%, 4/1/2035.................................   $      994,200
                                                                 --------------
             Delaware - 0.2%
   1,600,000 Delaware Hlth. Facs. Auth. RRB,
              Med. Ctr. of DE,
              7.00%, 10/1/2015, (MBIA)........................        1,708,208
                                                                 --------------
             District of Columbia - 1.4%
   1,500,000 Dist. of Columbia American Assn. for
              the Advancement of Science RB,
              5.25%, 1/1/2016, (AMBAC)........................        1,389,540
   3,765,000 Dist. of Columbia Hosp. RRB,
              Medatlantic Healthcare Group,
              Ser. A,
              6.00%, 8/15/2011, (MBIA)........................        3,917,257
   8,595,000 Dist. of Columbia RB, George
              Washington University Ser. A
              6.00%, 9/15/2014................................        8,806,437
                                                                 --------------
                                                                     14,113,234
                                                                 --------------
             Florida - 4.1%
   4,320,000 Broward Cnty., FL Arpt. Sys. RB,
              Passenger Fac. Convertible Lien,
              Ser. H1,
              5.25%, 10/1/2015, (AMBAC).......................        3,998,981
             Florida Board of Ed. Capital Outlay:
   8,665,000  Ser. A,
              6.00%, 1/1/2006.................................        9,008,914
   6,000,000  Ser. C,
              5.85%, 6/1/2018.................................        6,193,380
   4,185,000 Florida Port Fin. Commission RB,
              Transportation Intermodal Program
              5.75%, 10/1/2014, (FGIC)........................        4,160,434
     435,000 Gainesville, FL Util. Sys. RB, Ser. B,
              7.50%, 10/1/2008................................          497,735
     330,000 Hillsborough Cnty., FL HFA, SFHRB,
              Ser. A,
              7.30%, 4/1/2022, (GNMA).........................          337,006
   1,250,000 Hillsborough Cnty., FL PCRB
              6.25%, 12/1/2034................................        1,267,925
   3,580,000 Jacksonville, FL GO, Jacksonville
              Transit Auth.,
              9.20%, 1/1/2015.................................        4,707,199
     300,000 Lee Cnty., FL IDA Hlth. Care Facs.
              RB, Ser. B,
              7.00%, 10/1/2011, (MBIA)........................          313,176
   6,000,000 Miami Dade Cnty., FL Sch. Dist. GO
              5.375%, 8/1/2012................................        5,928,480
   2,960,000 Orlando-Orange Cnty., FL
              Expressway Auth. RB, Jr. Lien,
              8.25%, 7/1/2015, (FGIC).........................        3,751,208
     500,000 Tampa, FL Allegheny Hlth. Sys. RB,
              St. Joseph's Hosp.,
              6.50%, 12/1/2023................................          537,205
                                                                 --------------
                                                                     40,701,643
                                                                 --------------
             Georgia - 4.1%
   5,000,000 Fulton Cnty., GA Dev. Auth. Spl.
              Facs. RB, Delta Airlines, Inc. Proj.,
              5.45%, 5/1/2023.................................        4,108,850

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Georgia - continued
 $ 2,000,000 Fulton Cnty., GA Facs. Corp. COP,
              Pub. Purpose Proj.
              6.00%, 11/1/2014, (AMBAC).......................   $    2,061,700
   1,500,000 George L. Smith II, GA World
              Congress Ctr. Auth. RB
              5.50%, 7/1/2020.................................        1,399,830
   9,800,000 Georgia Muni. Elec. Auth. Pwr. RB,
              Ser. B
              6.375%, 1/1/2016................................       10,507,854
             Georgia, GO:
   6,300,000  Refunding, Ser. E,
              5.50%, 7/1/2003.................................        6,395,571
  10,700,000  Ser. C,
              5.25%, 4/1/2011.................................       10,586,152
   4,255,000 Metropolitan Atlanta Rapid Transit
              Auth., GA, Sales Tax RRB, Ser. P,
              6.25%, 7/1/2011, (AMBAC)........................        4,575,316
   1,000,000 Monroe Cnty., GA PCRB
              6.75%, 1/1/2010.................................        1,058,430
                                                                 --------------
                                                                     40,693,703
                                                                 --------------
             Hawaii - 0.3%
   2,995,000 Hawaii, GO, Ser. CN
              6.25%, 3/1/2007.................................        3,147,266
                                                                 --------------
             Idaho - 0.0%
     395,000 Idaho HFA, SFHRB, Sr. Ser. D1,
              8.00%, 1/1/2020, (FHA)..........................          420,541
                                                                 --------------
             Illinois - 3.4%
     970,000 Broadview, IL Tax Increment RB
              8.25%, 7/1/2013.................................        1,078,689
   1,830,000 Chicago Heights, IL Residential Mtge. RB
              0.00%, 6/1/2009 (a).............................          973,194
             Chicago, IL Capital Appreciation GO:
   2,000,000  0.00%, 7/1/2016 (a).............................          725,180
  12,000,000  City Colleges,
              0.00%, 1/1/2014, (FGIC) (a).....................        5,379,240
   1,800,000 Chicago, IL, SFHRB, Ser. B,
              6.95%, 9/1/2028,
              (GNMA/FNMA/FHLMC)...............................        1,872,036
   4,000,000 Illinois Dev. Fin. Auth., PCRB, Edison
              Co. Proj., Ser. D,
              6.75%, 3/1/2015, (AMBAC)........................        4,238,240
   1,000,000 Illinois Edl. Facs. Auth. RB
              5.50%, 11/15/2019...............................          751,450
   9,000,000 Illinois, Sales Tax RB, Ser. P,
              6.50%, 6/15/2022................................        9,497,520
   1,000,000 Kane Cnty., IL Sch. Dist. No. 129
              5.50%, 2/1/2011.................................          999,120
   3,000,000 Metropolitan Fair & Exposition Auth.
              IL RB, Ser. A,
              5.00%, 6/1/2015, (BIG)..........................        2,728,200
   1,950,000 Metropolitan Pier & Exposition Auth.
              IL RB
              0.00%, 6/15/2021 (a)............................          525,915
   4,950,000 Quincy, IL, RB, Blessing Hosp. Proj.,
              6.00%, 11/15/2018...............................        4,594,639

                                   EVERGREEN
                              Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Illinois - continued
 $ 1,650,000 St. Clair Cnty., IL Pub. Bldg.
              Commerce RB
              0.00%, 12/1/2016 (a)............................   $      608,718
                                                                 --------------
                                                                     33,972,141
                                                                 --------------
             Indiana - 2.4%
   3,000,000 Goshen, IN RB, Greencroft Obl.
              Group,
              5.75%, 8/15/2028................................        2,272,320
   6,800,000 Indiana HFA, SFHRB, Ser. A3,
              5.375%, 1/1/2023, (FNMA/GNMA)...................        6,114,560
   1,000,000 Indiana Trans. Fin. Auth. Hwy. RB
              0.00%, 6/1/2017 (a).............................          356,750
   3,950,000 Indianapolis, IN Arpt. Auth. RB, Spl.
              Facs.
              7.10%, 1/15/2017................................        4,033,701
   9,275,000 Indianapolis, IN Pub. Impt. Bond
              Bank RB
              6.75%, 2/1/2020.................................        9,602,315
   1,640,000 St. Joseph Cnty., IN Edl. Facs. RB,
              Univ. of Notre Dame du Lac Proj.
              6.50%, 3/1/2026.................................        1,783,024
                                                                 --------------
                                                                     24,162,670
                                                                 --------------
             Iowa - 0.1%
     625,000 Iowa Student Loan Liquidity Corp.
              RB
              6.95%, 3/1/2006.................................          649,231
                                                                 --------------
             Kansas - 0.7%
   2,000,000 Burlington, KS PCRRB, KS Gas &
              Elec. Co. Proj.,
              7.00%, 6/1/2031, (MBIA).........................        2,076,600
   5,000,000 Wichita, KS Hosp. RRB, Facs. Impt.,
              Ser. 11,
              6.75%, 11/15/2019...............................        5,127,950
                                                                 --------------
                                                                      7,204,550
                                                                 --------------
             Kentucky - 0.5%
   3,000,000 Carroll Cnty., KY PCRB, KY Util. Co.,
              Ser. A,
              7.45%, 9/15/2016................................        3,158,460
   1,400,000 Kenton Cnty., KY Arpt. Brd. RB
              7.50%, 2/1/2020.................................        1,430,156
                                                                 --------------
                                                                      4,588,616
                                                                 --------------
             Louisiana - 0.9%
   5,755,000 Jefferson, LA Sales Tax Dist. RRB,
              Capital Appreciation,
              0.00%, 12/1/2016, (FSA) (a).....................        2,119,739
   1,000,000 Louisiana Pub. Facs. Auth., Hosp.
              RB, Touro Infirmary Proj., Ser. A,
              5.50%, 8/15/2019................................          800,820
             New Orleans, LA, GO, Cap.
              App., Refunding:
   6,960,000  0.00%, 9/1/2014, (AMBAC) (a)....................        3,028,575
   2,800,000  0.00%, 9/1/2015, (AMBAC) (a)....................        1,135,708
   2,000,000  5.50%, 12/1/2021................................        1,905,600
                                                                 --------------
                                                                      8,990,442
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Maine - 1.0%
             Maine HFA Mtge. Purchase, RB:
 $ 6,235,000  Ser. D2,
              5.80%, 11/15/2016...............................   $    6,023,446
              Ser. C2:
     560,000  6.875%, 11/15/2023..............................          572,488
   4,000,000  6.05%, 11/15/2028...............................        3,852,920
                                                                 --------------
                                                                     10,448,854
                                                                 --------------
             Massachusetts - 9.2%
     305,000 Gloucester, MA, GO,
              5.25%, 7/15/2015, (MBIA)........................          288,737
     250,000 Lowell, MA, GO,
              5.50%, 12/15/2015, (AMBAC)......................          246,153
             Massachusetts Dev. Fin. Agcy. RB:
   2,940,000  Curry College, Ser. A,
              5.50%, 3/1/2029, (ACA)..........................        2,523,049
   2,000,000  Eastern Nazarine College,
              5.625%, 4/1/2029................................        1,708,680
   2,475,000  New England Ctr. for Children,
              5.875%, 11/1/2018...............................        2,170,625
   1,240,000  Regis College,
              5.25%, 10/1/2018................................        1,050,243
   2,510,000  YMCA Greater Boston Issue,
              5.35%, 11/1/2019................................        2,180,939
     400,000  Massachusetts Edl. Fin. Auth. RRB, Ser. A,
              4.80%, 7/1/2012, (AMBAC)........................          357,472
             Massachusetts HFA SFHRB:
     285,000  6.00%, 6/1/2014.................................          286,251
     945,000  Ser. 59,
              5.40%, 6/1/2020, (AMBAC)........................          856,652
             Massachusetts Hlth. & Edl. Facs. Auth. RB:
   5,450,000  Boston Med. Ctr., Ser. A,
              5.25%, 7/1/2014, (MBIA).........................        5,078,582
   2,250,000  Cape Cod Healthcare, Ser. B,
              5.45%, 11/15/2023...............................        1,749,330
   5,200,000  Jordan Hosp., Ser. D,
              5.25%, 10/1/2023................................        3,933,436
     700,000  Milton Hosp., Ser. B,
              7.25%, 7/1/2005, (MBIA).........................          715,071
   3,000,000  St. Mem. Med. Ctr., Ser. A,
              6.00%, 10/1/2023................................        2,325,870
             Massachusetts IFA, RB:
   5,000,000  Refunding, Ogden Haverhill Proj., Ser. A,
              5.60%, 12/1/2019................................        4,219,450
     250,000  Wentworth Institute of Technology,
              5.55%, 10/1/2013................................          236,708
  14,000,000  Massachusetts Muni. Wholesale Elec. Copower
              Supply Sys. RB,
              5.45%, 7/1/2018 (c).............................       12,896,100
             Massachusetts Port Auth. RB:
   5,120,000  Refunding, Ser. A,
              5.50%, 7/1/2014.................................        5,007,053
   5,000,000  Ser. 1999A,
              5.75%, 10/1/2029................................        4,805,300

                                   EVERGREEN
                              Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
             Massachusetts Port Auth. RB - continued
 $   400,000  Spl. Facs. Bosfuel Proj.,
              5.30%, 7/1/2008, (MBIA).........................   $      394,824
     125,000 Massachusetts Wtr. Pollution
              Abatement RB, Loan Program,
              Ser. A,
              6.375%, 2/1/2015................................          129,751
             Massachusetts, GO:
   7,800,000  Ser. A,
              5.75%, 8/1/2009.................................        8,045,700
              Ser. B:
  10,000,000  5.50%, 7/1/2011.................................       10,244,800
   8,765,000  5.70%, 8/1/2007.................................        8,983,424
             MBTA Gen. Trans. Sys., RB:
   7,950,000  Refunding, Ser. A,
              6.25%, 3/1/2012.................................        8,466,909
   2,125,000  Refunding, Ser. B,
              6.20%, 3/1/2016.................................        2,229,677
     500,000 Methuen, MA GO
              5.625%, 11/15/2015, (FSA).......................          498,705
     300,000 Worcester, MA GO, Muni. Purpose
              Loan, Ser. A,
              5.25%, 8/1/2012, (AMBAC)........................          293,652
                                                                 --------------
                                                                     91,923,143
                                                                 --------------
             Michigan - 3.0%
   4,000,000 Michigan Bldg. Auth. RB, Facs.
              Program, Ser. II
              5.50%, 10/15/2009...............................        4,037,560
  10,000,000 Michigan Hosp. Fin. Auth. RRB,
              Oakwood Hosp. Obl. Group,
              Ser. A,
              5.625%, 11/1/2018...............................        9,584,900
   2,000,000 Michigan Muni. Bond Auth. RB,
              Drinking Wtr. Revolving Fund,
              5.50%, 10/1/2019................................        1,897,280
  10,000,000 Monroe Cnty., MI EDA, Ltd. Obl.
              RRB, Detroit Edison Co.,
              6.95%, 9/1/2022, (FGIC).........................       11,223,200
   4,000,000 Wayne Charter Cnty., MI Arpt. RB,
              Ser. A
              5.00%, 12/1/2022................................        3,361,480
                                                                 --------------
                                                                     30,104,420
                                                                 --------------
             Mississippi - 0.8%
   1,000,000 Harrison Cnty., MS Wst. Wtr.
              Treatment Mgmt. Dist. RRB, Wst.
              Wtr. Treatment Facs., Ser. A,
              8.50%, 2/1/2013, (FGIC).........................        1,277,200
   5,000,000 Mississippi GO, Ser. R
              5.90%, 11/15/2009...............................        5,201,650
   1,995,000 Mississippi Home Corp., SFHRB,
              Ser. B, Class 7,
              6.20%, 6/1/2030, (FNMA/GNMA)....................        1,973,554
                                                                 --------------
                                                                      8,452,404
                                                                 --------------
             Missouri - 1.6%
   5,150,000 Bridgeton, MO IDA Sr. Hsg. RB,
              Sarah Community Proj.,
              5.80%, 5/1/2018.................................        4,330,223

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Missouri - continued
 $   500,000 Cape Girardeau Cnty., MO IDA Solid
              Wst. Disp. RB, Procter & Gamble
              Paper Prod. Proj.,
              5.30%, 5/15/2028................................   $      434,005
     500,000 Missouri COP, Psychiatric Rehab
              Ctr. Proj., Ser. A,
              6.00%, 11/1/2015................................          505,935
             Missouri Env. Impt. & Energy
              Resource Auth., Wtr. PCRB:
   1,000,000  Kansas City, Ser. A,
              5.75%, 1/1/2016.................................        1,001,160
     600,000  Ser. B,
              7.20%, 7/1/2016.................................          653,700
     520,000  Ser. E,
              5.125%, 1/1/2019................................          468,556
   1,000,000 Missouri Higher Ed. Student Loan
              RB, Sub. Ser. F,
              6.75%, 2/15/2009................................        1,013,030
     500,000 Missouri Hlth. & Edl. Facs. Auth.
              RB, BJC Hlth. Sys., Ser. A,
              6.50%, 5/15/2020................................          531,980
             Missouri Hsg. Community Mtge. RB:
     165,000  SFHRB, Ser. A,
              7.125%, 12/1/2014, (FNMA/GNMA)..................          173,499
              SFHRB, Ser. B:
     380,000  6.25%, 9/1/2015, (FNMA/GNMA)....................          383,602
   1,705,000  6.45%, 9/1/2027, (FNMA/GNMA)....................        1,714,514
     475,000  SFHRB, Ser. D2,
              6.50%, 9/1/2029, (FNMA/GNMA)....................          483,275
             Sikeston, MO Elec. RRB:
     325,000  6.00%, 6/1/2014, (MBIA).........................          340,711
     500,000  6.00%, 6/1/2015, (MBIA).........................          519,585
     495,000 St. Louis Cnty., MO IDA Hlth. Facs.
              RB, Mother of Perpetual Help,
              6.40%, 8/1/2035, (GNMA).........................          502,821
     950,000 St. Louis, MO Muni. Fin. Corp.
              Leasehold RB, Impt. City Justice
              Ctr., Ser. A,
              5.75%, 2/15/2011, (AMBAC).......................          972,420
     500,000 St. Louis, MO Wtr. RRB
              4.75%, 7/1/2014, (AMBAC)........................          445,550
   2,000,000 Valley Park, MO IDA Sr. Hsg. RB,
              Cape Albeon Proj.,
              6.15%, 12/1/2033................................        1,685,360
                                                                 --------------
                                                                     16,159,926
                                                                 --------------
             Nebraska - 0.2%
   2,560,000 American Public Energy Agcy.,
              NE Gas Supply RB, Ser. A
              4.375%, 6/1/2010................................        2,249,421
                                                                 --------------
             Nevada - 1.6%
   3,000,000 Clark Cnty., NV GO
              6.00%, 6/1/2006.................................        3,120,570

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Nevada - continued
 $ 5,500,000 Clark Cnty., NV IDRB, Ser. B
              5.90%, 10/1/2030................................   $    4,696,890
   8,000,000 Clark Cnty., NV IDRB, NV Pwr. Co.
              Proj., Ser. A,
              5.60%, 10/1/2030................................        6,498,880
   2,000,000 Las Vegas, NV New Convention &
              Visitors Auth. RB,
              5.75%, 7/1/2015, (AMBAC)........................        1,999,900
                                                                 --------------
                                                                     16,316,240
                                                                 --------------
             New Hampshire - 0.3%
   3,155,000 New Hampshire Higher Ed. & Hlth.
              Facs. Auth. RB, Frisbie Memorial
              Hosp.,
              6.125%, 10/1/2013...............................        2,911,592
                                                                 --------------
             New Jersey - 2.2%
   7,400,000 New Jersey EDA Spl. Facs. RB,
              Continental Airlines, Inc. Proj.
              6.25%, 9/15/2019................................        6,672,284
     430,000 New Jersey Hlth. Care Facs. Fin.
              Auth. RB, Unrefunded,
              6.125%, 7/1/2012, (AMBAC).......................          443,025
   3,000,000 New Jersey Trans. Trust Fund Auth.
              RB, Trans. Sys. Ser. A,
              5.75%, 6/15/2015................................        3,039,150
  10,000,000 New Jersey Turnpike Auth. Turnpike
              RB
              6.00%, 1/1/2012.................................       10,440,800
     540,000 Ocean Cnty., NJ Util. Auth. Wst.
              Wtr., Ser. A
              4.00%, 1/1/2008.................................          482,101
   1,055,000 Salem Cnty., NJ PCRB, E.I. Du Pont-
              Chambers Works Proj., Ser. A,
              6.50%, 11/15/2021...............................        1,082,335
                                                                 --------------
                                                                     22,159,695
                                                                 --------------
             New Mexico - 0.3%
   1,500,000 Albuquerque, NM Hosp. Sys. RRB,
              Ser. A,
              6.375%, 8/1/2007, (MBIA)........................        1,548,030
   1,750,000 New Mexico Edl. Assistance
              Foundation
              5.50%, 11/1/2010................................        1,615,565
                                                                 --------------
                                                                      3,163,595
                                                                 --------------
             New York - 11.7%
   4,000,000 Dutchess Cnty., NY IDRB, IBM Proj.
              5.45%, 12/1/2029................................        3,910,280
   6,000,000 Long Island Power Auth., NY RB
              0.00%, 6/1/2014 (a).............................        2,638,500
             Metropolitan Trans. Auth., NY Trans.
              Facs. RB:
  11,600,000  Svc. Contract, Ser. 7,
              5.625%, 7/1/2016................................       11,154,792
   9,360,000  Svc. Contract, Ser. R,
              5.50%, 7/1/2017.................................        8,825,731

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 2,005,000 Nassau Cnty., NY, General Impt.,
              Ser. B
              5.25%, 6/1/2015...................................  $    1,842,114
     120,000 New York City, NY, Unrefunded
              Balance Ser. H
              7.20%, 2/1/2013...................................         125,538
  14,900,000 New York City, NY Muni. Wtr. Fin.
              Auth., Wtr. & Swr. Sys. RB, Ser.
              A65, 144A (c)
              6.77%, 6/15/2029..................................      13,592,972
             New York City, NY GO:
              Prerefunded, Ser. A:
      85,000  7.75%, 8/15/2014..................................          89,103
     135,000  7.75%, 8/15/2015..................................         141,516
   3,755,000  Ser. F,
              5.25%, 8/1/2012, (FGIC)...........................       3,639,947
              Unrefunded, Ser. A:
      90,000  7.75%, 8/15/2008..................................          94,259
      55,000  7.75%, 8/15/2014..................................          57,544
      85,000  7.75%, 8/15/2015..................................          88,870
   5,000,000  Ser. M
              5.75%, 6/1/2004...................................       5,112,300
   2,500,000 New York City, NY Hlth. & Hosp.
              Corp. RB, Hlth. Sys., Ser. A,
              5.25%, 2/15/2017..................................       2,173,925
     500,000 New York City, NY IDA Spl. Facs.
              RB, American Airlines, Inc. Proj.,
              5.40%, 7/1/2019...................................         430,810
             New York Dormitory Auth. RB:
   1,000,000  5.20%, 2/15/2014..................................         932,780
   3,980,000  City Univ. Sys., Ser. D,
              7.00%, 7/1/2009, (FGIC)...........................       4,334,737
   4,000,000 New York Energy Research & Dev.
              Auth. PCRB
              5.15%, 3/1/2016...................................       3,664,320
             New York Env. Facs. Corp., PCRB
              Wtr. Revolving Fund:
     545,000  Unrefunded, Ser. E,
              6.875%, 6/15/2010.................................         563,459
   4,500,000  NYC Muni. Wtr.
              5.875%, 6/15/2014.................................       4,555,620
             New York Ser. F:
   5,700,000  5.25%, 9/15/2010..................................       5,606,292
   5,000,000  5.25%, 9/15/2011..................................       4,879,150
   7,000,000 New York Hsg. Corp. RB, Ser. A,
              0.00%, 11/1/2010 (a)..............................       7,000,910
             New York Med. Care Facs., Fin.
              Agcy. RB:
              Hlth. Ctr. Proj., Ser. A:
   2,140,000  6.375%, 11/15/2019, (AMBAC).......................       2,191,382
   1,435,000  6.375%, 11/15/2019................................       1,474,663
      30,000  Unrefunded, Ser. E,
              6.375%, 8/15/2014, (FGIC).........................          31,041
             New York Mtge. Agcy. RB:
   3,000,000  5.95%, 10/1/2020..................................       2,910,330
   4,000,000  Homeowner Mtge. Ser. 27,
              6.90%, 4/1/2015...................................       4,152,320

                                   EVERGREEN
                              Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 5,000,000 New York Thruway Auth. Hwy. &
              Bridge RB, Ser. A,
              5.50%, 4/1/2008.................................   $    5,066,150
   1,000,000 New York Thruway Auth. Service
              Contract,
              6.00%, 1/1/2005.................................        1,034,600
             New York Urban Dev. Corp. RB:
  10,000,000  5.50%, 7/1/2016.................................        9,518,100
   1,175,000  Correctional Facs., Ser. A,
              6.50%, 1/1/2009.................................        1,246,981
   1,500,000 New York, NY GO, Ser. L
              5.625%, 8/1/2007................................        1,517,025
     500,000 Niagara Falls, NY Pub. Impt. GO
              7.50%, 3/1/2014, (MBIA).........................          592,805
   1,500,000 Port Authority, New York & New
              Jersey RB
              5.875%, 9/15/2015...............................        1,504,230
     400,000 Triborough Bridge & Tunnel Auth.,
              NY, Spl. Obl., RRB, Ser. A,
              5.25%, 1/1/2014, (FGIC).........................          378,868
                                                                 --------------
                                                                    117,073,964
                                                                 --------------
             North Carolina - 0.2%
   1,000,000 North Carolina Eastern Muni. Pwr.
              Agcy., Pwr. Sys. RB,
              5.70%, 1/1/2013, (MBIA).........................        1,003,990
   1,000,000 Sampson Area Dev. Corp., NC,
              Installment Pmt. RB
              4.70%, 6/1/2014.................................          886,250
                                                                 --------------
                                                                      1,890,240
                                                                 --------------
             Ohio - 0.8%
   2,000,000 Adams Cnty., OH Valley Local Sch.
              Dist. GO,
              7.00%, 12/1/2015, (MBIA)........................        2,289,680
   2,000,000 Butler Cnty., OH Trans. Impt. Dist.
              RB, Ser. A,
              6.00%, 4/1/2012, (FSA)..........................        2,078,000
   2,500,000 Montgomery Cnty., OH Hosp. RRB,
              Kettering Med. Ctr.,
              6.25%, 4/1/2020, (MBIA).........................        2,586,350
   1,260,000 Toledo Lucas Cnty., OH Port Auth.
              5.40%, 5/15/2019................................        1,071,214
                                                                 --------------
                                                                      8,025,244
                                                                 --------------
             Oklahoma - 0.1%
     540,000 Oklahoma City, OK Ind. & Cultrl.
              Facs. RB, Dist. Heating & Cooling
              6.75%, 9/15/2017................................          540,556
                                                                 --------------
             Oregon - 1.0%
             Klamath Falls, OR Elec. RRB,
              Sr. Lien, Klamath Cogen Proj.:
   5,000,000  5.75%, 1/1/2013.................................        4,572,550
   5,000,000  6.00%, 1/1/2025.................................        4,277,300
   1,350,000 Multnomah Cnty, OR COP
              4.125%, 8/1/2007................................        1,232,523
                                                                 --------------
                                                                     10,082,373
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - 4.9%
             Allegheny Cnty., PA Arpt. Auth. RRB
              Pittsburgh Int'l. Arpt:
 $ 4,295,000  6.00%, 1/1/2014.................................   $    4,348,430
   2,495,000  6.00%, 1/1/2015.................................        2,512,340
   2,000,000 Lebanon Cnty., PA Hosp Auth. RB,
              Good Samaritan Proj.,
              6.00%, 11/15/2018...............................        1,761,080
   1,000,000 Lehigh Cnty., PA IDA PCRB,
              Refunding PA Pwr. & Light Co.
              Proj., Ser. B,
              6.40%, 9/1/2029, (MBIA).........................        1,015,260
     900,000 Montgomery Cnty., PA PCRRB,
              Philadelphia Elec. Co.,
              7.60%, 4/1/2021.................................          937,674
   4,500,000 Pennsylvania EDA Solid Wst. Disp.,
              RB, USG Corp. Proj.,
              6.00%, 6/1/2031.................................        3,963,870
   5,545,000 Pennsylvania HFA RRB, Residential
              Dev., Section 8, Ser. A,
              7.60%, 7/1/2013, (HUD Sec. 8)...................        5,714,067
   1,750,000 Pennsylvania IDA RB, EDA,
              6.00%, 1/1/2012, (AMBAC)........................        1,790,583
   5,125,000 Philadelphia, PA Arpt. RB
              6.00%, 6/15/2006................................        5,283,977
   1,000,000 Philadelphia, PA Hosp. & Higher Edl.
              Facs. Auth. RRB, Community
              College, Ser. B,
              6.50%, 5/1/2007, (MBIA).........................        1,069,770
   7,360,000 Philadelphia, PA Muni. Auth. RB,
              Muni. Svcs. Bldg. Lease,
              0.00%, 3/15/2014 (a)............................        3,298,899
   9,350,000 Philadelphia, PA Wtr. & Wst. Wtr. RB,
              5.00%, 6/15/2016, (FSA).........................        8,539,542
   1,000,000 Pittsburgh, PA GO, Ser. A
              5.50%, 9/1/2015, (FGIC).........................          974,750
   6,350,000 Sayre, PA Hlth. Care Facs. Auth. RB,
              Guthrie Healthcare, Ser. A,
              7.10%, 3/1/2017, (AMBAC)........................        6,572,504
   1,000,000 Susquehanna, PA Area Regl. Arpt.
              Auth. RB, Aero Harrisburg LLC
              Proj.,
              5.50%, 1/1/2024.................................          831,990
                                                                 --------------
                                                                     48,614,736
                                                                 --------------
             Rhode Island - 0.0%
     286,000 West Warwick, RI, Ser. A,
              7.30%, 7/15/2008................................          301,513
                                                                 --------------
             South Carolina - 0.7%
   4,430,000 South Carolina GO, Cap. Impt.,
              Ser. A,
              5.50%, 10/1/2005................................        4,521,701
   2,500,000 South Carolina Hsg. Fin. & Dev.
              Auth. RB
              6.35%, 7/1/2019.................................        2,510,975
                                                                 --------------
                                                                      7,032,676
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             South Dakota - 1.6%
 $13,300,000 Ed. Loans Inc., SD Student Loans,
              RB
              5.60%, 6/1/2020.................................   $   11,958,562
   4,000,000 South Dakota Hsg. Dev. Auth. RB,
              Ser. G,
              5.95%, 5/1/2020.................................        3,913,080
                                                                 --------------
                                                                     15,871,642
                                                                 --------------
             Tennessee - 4.3%
   7,465,000 Bristol, TN Hlth. & Edl. Facs. Auth.
              RRB, Bristol Mem. Hosp.,
              6.75%, 9/1/2010, (FGIC).........................        8,114,156
             Knox Cnty., TN Hlth. & Edl. Facs.
              Auth. RRB Fort Sanders Alliance:
   9,000,000  Ser. B,
              7.25%, 1/1/2010, (MBIA).........................       10,074,150
   4,500,000  Ser. C,
              5.25%, 1/1/2015, (MBIA).........................        4,279,770
   1,875,000 Memphis, TN GO, Gen. Impt.
              5.60%, 8/1/2010.................................        1,889,288
  10,000,000 Metro Govt., Nashville & Davidson
              Cnty., TN Wtr. & Swr. RRB
              7.70%, 1/1/2012, (FGIC).........................       11,826,700
   1,500,000 Shelby Cnty., TN Arpt. Auth. Spl.
              Facs. & Proj. RB
              7.875%, 9/1/2009................................        1,574,160
   5,280,000 Tennsessee Hsg. Dev. Agcy. RB,
              Ser. 2A,
              5.70%, 7/1/2031.................................        4,788,854
                                                                 --------------
                                                                     42,547,078
                                                                 --------------
             Texas - 7.7%
   6,000,000 Alliance, TX Arpt. Auth., TX Spl. Facs.
              RB, Federal Express Corp. Proj.,
              6.375%, 4/1/2021................................        5,736,720
   3,740,000 Austin, TX Hotel Occupancy
              Tax RRB, Sub, Lien,
              5.625%, 11/15/2017, (AMBAC).....................        3,593,355
             Austin, TX Util. Sys. RB:
   1,530,000  Prerefunded,
              5.75%, 5/15/2024, (FGIC)........................        1,569,933
   2,000,000  Refunded, Ser. B,
              5.70%, 11/15/2021, (MBIA).......................        1,965,920
      25,000 Bexar, TX Metropolitan Wtr. Dist.
              Wtr. Works Sys.
              RB, Unrefunded Balance,
              6.625%, 5/1/2014, (AMBAC).......................           26,099
      60,000 Brazos Cnty., TX HFA, SFHRB
              5.80%, 9/1/2025, (GNMA/FNMA)....................           55,809
      30,000 Brazos Cnty., TX Hlth. Facs. Dev.
              RB, Franciscan
              Svc. Corp., Ser. B,
              5.375%, 1/1/2022, (MBIA)........................           26,844
     416,000 Brazos, TX Higher Ed. Auth., RB
              7.10%, 11/1/2004................................          426,833
   2,400,000 Brownsville, TX Util. Sys. RRB
              6.25%, 9/1/2014, (MBIA).........................        2,551,440

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
             Dallas Fort Worth, TX Int'l. Arpt.
              Facs. Impt. Corp. RB:
              American Airlines, Inc.:
 $ 3,000,000  6.375%, 5/1/2035................................   $    2,767,080
   1,000,000  7.25%, 11/1/2030................................        1,014,140
   2,000,000  7.50%, 11/1/2025................................        2,032,600
   2,000,000 Frisco, TX Ind. Sch. Dist. GO
              5.75%, 8/15/2017................................        1,967,660
   2,500,000 Gulf Coast, TX IDA, Wst. Disp. RB,
              Valero Refining Proj.,
              5.60%, 12/1/2031................................        2,036,225
   3,215,000 Harris Cnty., TX Hlth. Facs. Dev.
              Corp., Hosp. RB, Mem. Hosp.
              Sys. Proj., Ser. A,
              6.00%, 6/1/2009.................................        3,284,348
   3,000,000 Harris Cnty., TX Sports Auth. Spl. RB,
              5.00%, 11/15/2025...............................        2,544,300
             Houston, TX Arpt. Sys. RB,
              Continental Airlines Proj.:
   5,000,000  6.125%, 7/15/2027...............................        4,309,950
   5,500,000  Spl. Facs.
              6.125%, 7/15/2027...............................        4,740,945
   2,000,000 Matagorda Cnty., TX Navigation
              District 1
              5.125%, 11/1/2028...............................        1,712,860
   2,000,000 Port Arthur, TX Navigation Dist. GO,
              Refunding,
              0.00%, 3/1/2009 (a).............................        1,229,060
   1,085,000 Rio Grande Valley, TX Hlth. Facs.
              Corp., Hosp. RB, Baptist Med.
              Proj.,
              8.00%, 8/1/2017, (BIG)..........................        1,095,633
   6,415,000 Tarrant Cnty., TX HFA, SFHRB,
              Ser. A,
              0.00%, 9/15/2016 (a)............................        2,481,771
   2,565,000 Tarrant Cnty., TX Hlth. Facs. Dev. RB,
              TX Hlth. Resource Sys., Ser. A,
              5.75%, 2/15/2015, (MBIA)........................        2,559,716
             Texas GO:
   1,000,000  5.65%, 12/1/2017................................          938,410
   7,275,000  Pub. Fin. Auth., Ser. A,
              5.50%, 10/1/2013................................        7,391,691
             Texas Muni. Pwr. Agcy. RRB:
   1,000,000  0.00%, 9/1/2008 (a).............................          633,920
     175,000  5.25%, 9/1/2012, (MBIA).........................          169,760
   8,000,000 Texas Reg. Linked SAVRS & RIBS
              6.20%, 9/30/2011................................        8,467,200
   4,000,000 Texas Turnpike Auth. Dallas
              Thruway RRB
              5.50%, 1/1/2015, (FGIC).........................        3,886,680
             Texas Wtr. Dev. Board RB, Sr. Lien,
              Ser. B:
   2,000,000  5.75%, 7/15/2013................................        2,021,920
   4,000,000  5.75%, 7/15/2014................................        4,014,360
                                                                 --------------
                                                                     77,253,182
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Utah - 0.2%
 $   230,000 Bountiful, UT Hosp. RB
              9.50%, 12/15/2018...............................   $      265,151
             Utah HFA, SFHRB, Ser. C2:
      35,000  7.95%, 7/1/2010, (FHA)..........................           35,731
   1,000,000  5.75%, 7/1/2021(FHA)............................          939,710
   6,500,000 Utah Intermountain Pwr. Agcy. RB,
              Ser. C,
              0.00%, 7/1/2020 (a).............................        1,203,150
                                                                 --------------
                                                                      2,443,742
                                                                 --------------
             Vermont - 0.5%
   5,000,000 Vermont EDA RB, Wake Robin
              Corp. Proj., Ser. A,
              6.30%, 3/1/2033.................................        4,838,200
                                                                 --------------
             Virginia - 1.9%
             Metro Washington DC Arpt. Auth.
              RB:
   4,015,000  6.00%, 10/1/2005................................        4,117,343
   5,745,000  6.00%, 10/1/2006................................        5,908,445
     800,000  6.625%, 10/1/2019...............................          816,568
   3,245,000 Virginia Hsg. Dev. Auth., MHRB,
              Ser. E,
              5.60%, 11/1/2017................................        3,109,164
             Winchester, VA IDA, Hosp. RRB
              Winchester Med. Ctr., Inc.:
   5,700,000  5.50%, 1/1/2015, (AMBAC)........................        5,344,185
                                                                 --------------
                                                                     19,295,705
                                                                 --------------
             Washington - 2.4%
   8,000,000 Chelan Cnty., WA Pub. Util. Dist. 1
              RRB, Columbia River Rock Proj.,
              Ser. A,
              0.00%, 6/1/2013.................................        3,721,360
   2,000,000 King Cnty., WA GO, Kent Sch.
              Dist. 415,
              5.875%, 6/1/2016, (FSA).........................        2,011,500
   2,065,000 Seattle, WA GO, Ser. B,
              5.75%, 12/1/2019................................        2,008,439
   3,500,000 Seattle, WA Wtr. Sys. RRB
              5.50%, 6/1/2018.................................        3,342,325
   2,000,000 Spokane, WA Reg'l. Solid Wst.
              Mgmt. Sys. RRB,
              6.50%, 1/1/2011, (AMBAC)........................        2,109,380
             Washington GO Refunding:
   6,000,000  5.75%, 9/1/2007.................................        6,163,680
              Ser. A:
   1,000,000  6.75%, 2/1/2015.................................        1,085,780
   3,625,000 Washington HFA, SFHRB, Ser. 4A,
              5.40%, 12/1/2024,
              (FNMA/GNMA).....................................        3,235,784
                                                                 --------------
                                                                     23,678,248
                                                                 --------------
             West Virginia - 0.2%
   2,000,000 Harrison Cnty., WV Solid Wst. Disp.
              6.75%, 8/1/2024.................................        2,109,660
                                                                 --------------
             Wisconsin - 0.4%
   3,500,000 Wisconsin HFA & EDA RB, Ser. G,
              5.75%, 4/1/2030.................................        3,211,110

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Wisconsin - continued
 $ 1,500,000 Wisconsin Hlth. & Edl. Facs. RB
              5.50%, 2/15/2028................................   $    1,227,165
                                                                 --------------
                                                                      4,438,275
                                                                 --------------
             Puerto Rico - 1.8%
             Cmnwlth. of Puerto Rico Hwy. &
              Trans. RB:
   2,000,000  6.00%, 7/1/2039.................................        1,970,240
              Ser. X:
     170,000  5.50%, 7/1/2015.................................          167,090
   6,250,000  Cmnwlth. of Puerto Rico Pub.
              Bldg. Auth. Hlth. & Edl. Facs. RB
              5.70%, 7/1/2016.................................        6,210,687
             Puerto Rico Muni. Fin. Agcy. GO:
   4,130,000  Refunding, Ser. A,
              5.875%, 8/1/2014, (FSA).........................        4,254,024
   5,510,000  Refunding, Ser. B,
              5.75%, 8/1/2013, (FSA)..........................        5,646,372
                                                                 --------------
                                                                     18,248,413
                                                                 --------------
             Total Municipal Obligations
              (cost $956,869,345).............................      930,318,150
                                                                 --------------
 SHORT-TERM MUNICIPAL SECURITIES - 4.0%
             Alabama - 1.0%
  10,000,000 Jefferson Cnty., AL Swr. RB
              4.40%, 6/7/2000 (b).............................       10,000,000
                                                                 --------------
             Florida - 0.0%
      40,000 Dade Cnty., FL Wtr. & Swr. Sys. RB
              4.05%, 6/7/2000, (SPA:
              Commerzbank) (FGIC) (b).........................           40,000
                                                                 --------------
             Illinois - 0.3%
   3,100,000 Illinois Hlth. Facs. Auth. RB
              4.35%, 6/1/2000 (b).............................        3,100,000
                                                                 --------------
             Indiana - 0.3%
   1,375,000 Indiana Dev. Fin. Indl. Dev. RB, CC
              Cook & Son Lumber Proj.
              5.20%, 6/7/2000, (LOC: Fifth Third
              Bank) (b).......................................        1,375,000
   1,250,000 Indiana Hlth. Fac. Fin. Auth. RB,
              Capital Access,
              4.25%, 6/7/2000, (LOC: Comerica
              Bank) (b).......................................        1,250,000
                                                                 --------------
                                                                      2,625,000
                                                                 --------------
             Iowa - 0.1%
   1,100,000 Iowa Fin. Auth. RB, Burlington Med.
              Ctr.,
              4.50%, 6/1/2000, (SPA: Firstar
              Bank Milawaukee) (FSA) (b)......................        1,100,000
                                                                 --------------
             Minnesota - 0.1%
   1,000,000 St. Paul, MN Hsg. & Redev. Auth.
              RB
              4.35%, 6/7/2000 (b).............................        1,000,000
                                                                 --------------
             Missouri - 0.4%
   1,100,000 Missouri Hlth. & Edl. Facs. RB
              4.65%, 7/3/2000 (b).............................        1,100,000

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                            Value

 SHORT-TERM MUNICIPAL SECURITIES - continued
             Missouri - continued
 $ 2,475,000 Mountain Grove, MO Ind. Dev.
              Auth.
              5.00%, 6/7/2000 (b).............................   $    2,475,000
      45,000 Missouri Hlth. & Edl. Facs. Auth.
              RB, Christian Hlth. Svcs., Ser. A,
              4.30%, 6/1/2000, (LOC: Morgan
              Guaranty Trust) (b).............................           45,000
                                                                 --------------
                                                                      3,620,000
                                                                 --------------
             New York - 1.5%
  15,000,000 New York, NY City Muni. Wtr. Fin.
              Auth. RB, Ser. A65
              4.40%, 6/7/2000 (b).............................       15,000,000
                                                                 --------------
             Ohio - 0.1%
   1,150,000 Warren Cnty., OH IDR, Cincinnati
              Electronic Co. Proj.
              4.45%, 6/7/2000 (b).............................        1,150,000
                                                                 --------------
             Tennessee - 0.2%
   2,500,000 Wilson Cnty., TN Indl. Dev. Board
              4.40%, 6/7/2000 (b).............................        2,500,000
                                                                 --------------
             Total Short-Term Municipal
              Securities
              (cost $40,135,000)..............................       40,135,000
                                                                 --------------

   Shares                                                             Value

 MUTUAL FUND SHARES - 1.7%
  17,131,792 Federated Municipal Obligations
              Fund
              (cost $17,131,792)...............................       17,131,792
                                                                  --------------

             Total Investments -
              (cost $1,014,136,137)....................    98.6%    987,584,942
             Other Assets and
              Liabilities - net........................     1.4      13,536,922
                                                          -----  --------------
             Net Assets................................   100.0% $1,001,121,864
                                                          =====  ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                            Schedule of Investments
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 97.2%
             Alabama - 4.6%
 $ 7,000,000 Huntsville, AL, Warrants, Ser. A,
              4.50%, 12/1/2000..................................   $  6,977,810
                                                                   ------------
             Alaska - 0.7%
   1,000,000 Anchorage, AK Hosp. RRB, Sisters of
              Providence Proj.,
              7.125%, 10/1/2005.................................      1,043,660
                                                                   ------------
             Arizona - 2.4%
   2,000,000 Arizona Edl. Loan Marketing Corp. Edl.
              Loan RB, Sr. Ser.,
              6.125%, 9/1/2002..................................      2,034,160
   1,600,000 Pima Cnty., AZ GO, Refunding,
              6.55%, 7/1/2001...................................      1,629,408
                                                                   ------------
                                                                      3,663,568
                                                                   ------------
             California - 2.2%
   3,300,000 Central Valley, CA Fin. Auth. RB,
              Carson Ice General Proj.,
              5.80%, 7/1/2004...................................      3,331,020
                                                                   ------------
             Colorado - 5.1%
   4,025,000 Colorado Student Obl. Bond Auth., Sr.
              Ser. B,
              6.20%, 12/1/2008..................................      4,072,535
             Colorado, HFA SFHRB:
     300,000  Ser. A3,
              4.25%, 10/1/2005..................................        292,728
   1,000,000  Ser. B2,
              4.90%, 4/1/2007...................................        983,370
   1,085,000 Denver, CO Hlth. & Hosp. RB, Ser. A,
              5.00%, 12/1/2003..................................      1,054,295
   1,300,000 Weld Cnty., CO IDRB, Monfort, Inc.
              Proj.,
              6.75%, 12/15/2001.................................      1,313,702
                                                                   ------------
                                                                      7,716,630
                                                                   ------------
             Connecticut - 0.6%
             Connecticut Dev. Auth. Mtge. RB:
     425,000  Church Homes, Inc.
              4.90%, 4/1/2002...................................        418,982
     460,000  Refunding,
              4.80%, 4/1/2001...................................        457,047
                                                                   ------------
                                                                        876,029
                                                                   ------------
             Florida - 9.7%
   3,320,000 Broward Cnty., FL Resource Recovery
              RB, Wheelabrator Tech. Proj.,
              7.95%, 12/1/2008..................................      3,425,543
   4,905,000 Jacksonville, FL IDRB, TTX Co. Proj.,
              5.40%, 3/1/2001...................................      4,928,642
   1,550,000 Leon Cnty., FL Edl. Facs. Auth. COP.,
              Southgate Proj.:
              9.00%, 9/1/2014 (ETM).............................      1,598,499
   1,550,000 Palm Beach Cnty., FL Solid Wst. Auth.
              RRB,
              5.50%, 12/1/2002, (MBIA)..........................      1,570,537
     375,000 Pinellas Cnty., FL Edl. Facs. Auth.
              RRB, Barry University Proj.,
              4.55%, 10/1/2002..................................        364,950
   1,000,000 Sarasota, FL GO, Refunding,
              6.85%, 8/1/2000...................................      1,003,740

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Florida - continued
 $ 1,695,000 Volusia Cnty, FL Indl. Dev. Auth. First
              Mtge. RB, Refunding Bishops Glen
              Proj.,
              7.50%, 11/1/2016..................................   $  1,859,093
                                                                   ------------
                                                                     14,751,004
                                                                   ------------
             Hawaii - 2.0%
   3,000,000 Hawaii Arpt. Sys. RB, Ser. B,
              6.25%, 7/1/2006, (FGIC)...........................      3,125,820
                                                                   ------------
             Illinois - 2.9%
   1,000,000 Illinois Dev. Fin. Auth. RRB,
              Community Rehabilitation Providers,
              Ser. A,
              5.35%, 7/1/2000...................................        999,840
   3,410,000 Illinois Hsg. Dev. Auth. RB,
              5.80%, 8/1/2017...................................      3,412,421
                                                                   ------------
                                                                      4,412,261
                                                                   ------------
             Indiana - 1.3%
   2,000,000 Kokomo, IN Hosp. Auth. RB, St.
              Joseph Hosp. & Hlth. Ctr.,
              6.25%, 8/15/2005..................................      2,055,960
                                                                   ------------
             Iowa - 5.2%
             Iowa Student Loan Liquidity Corp.:
   3,500,000  Ser. B,
              6.65%, 3/1/2003...................................      3,603,215
   4,400,000  Sr. Ser. E,
              5.35%, 6/1/2004...................................      4,379,716
                                                                   ------------
                                                                      7,982,931
                                                                   ------------
             Kansas - 0.8%
   1,225,000 Kansas City, KS, Spl. Obl., Ser. 1992,
              6.00%, 2/15/2003..................................      1,254,914
                                                                   ------------
             Louisiana - 5.3%
   3,500,000 Lake Charles, LA Harbor & Terminal
              Dist. RB, Updates-Reynolds Metals
              Co. Proj.,
              6.00%, 5/1/2006...................................      3,431,680
   4,460,000 Louisiana Pub. Facs. Auth. RB,
              Student Loan Subord., Ser. A3,
              7.00%, 9/1/2006...................................      4,627,964
                                                                   ------------
                                                                      8,059,644
                                                                   ------------
             Massachusetts - 1.6%
             Massachusetts IFA RB:
     760,000  Ser. A, Refunding,
              5.35%, 11/1/2007,
              (LOC: Rabobank Nederland).........................        760,304
     905,000  Ser. B,
              5.35%, 11/1/2007,
              (LOC: Rabobank Nederland).........................        905,362
     340,000  Ser. G,
              5.30%, 12/1/2006,
              (LOC: Rabobank Nederland).........................        341,265
     430,000  Ser. I,
              5.30%, 12/1/2006,
              (LOC: First Natl. Bank of Grand Fork).............        431,599
                                                                   ------------
                                                                      2,438,530
                                                                   ------------

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Michigan - 0.3%
 $   475,000 Grand Rapids Charter Turnpike, MI
              RB, Porter Hills Obl. Group,
              3.95%, 7/1/2001...................................   $    467,794
                                                                   ------------
             Missouri - 1.9%
   3,000,000 St. Louis Cnty., MO IDA MHRRB,
              Ser. C,
              5.20%, 11/15/2029.................................      2,970,600
                                                                   ------------
             Montana - 1.9%
   2,890,000 Montana Higher Ed. Student
              Assistance RB, Sr. Ser. A,
              5.15%, 12/1/2001..................................      2,896,387
                                                                   ------------
             Nevada - 1.0%
   1,500,000 Nevada Hsg. Div., SFHRB Sr. Ser. A2,
              5.75%, 4/1/2031...................................      1,491,930
                                                                   ------------
             New Hampshire - 3.2%
   5,000,000 New Hampshire Business Fin. Auth.
              PCRB, United Illumination Co.
              Proj. A,
              4.35%, 7/1/2027...................................      4,872,550
                                                                   ------------
             New Jersey - 6.3%
             New Jersey EDA RB:
              Franciscan Oaks Proj.:
   1,545,000  5.20%, 10/1/2004..................................      1,480,203
     825,000  5.40%, 10/1/2006..................................        777,719
   1,075,000  5.50%, 10/1/2007..................................      1,006,006
              Keswick Pines, Refunding:
     695,000  4.85%, 1/1/2001...................................        690,191
     465,000  5.15%, 1/1/2004...................................        441,978
     500,000  5.25%, 1/1/2005...................................        469,475
     975,000  5.35%, 1/1/2006...................................        904,946
     925,000  5.45%, 1/1/2007...................................        849,326
   3,000,000 New Jersey Turnpike Auth. RB,
              Ser. C,
              6.50%, 1/1/2006...................................      3,074,700
                                                                   ------------
                                                                      9,694,544
                                                                   ------------
             New Mexico - 0.5%
     795,000 New Mexico Edl. Assistance
              Foundation Student Loan RB,
              Ser. A,
              6.70%, 4/1/2002, (AMBAC)..........................        811,790
                                                                   ------------
             New York - 4.9%
   1,000,000 Nassau Cnty., NY Tobacco Settlement
              Corp., RB,
              5.40%, 7/15/2012..................................        988,560
             New York, NY GO:
   1,000,000  6.00%, 10/1/2007, (FSA)...........................      1,027,480
             Prerefunded, Ser. L:
     305,000  5.00%, 8/1/2001, (ETM)............................        305,903
     210,000  5.25%, 8/1/2000, (ETM)............................        210,231
             Unrefunded, Ser. L:
   1,145,000  5.00%, 8/1/2001...................................      1,146,248
     790,000  5.25%, 8/1/2000...................................        790,624
   2,000,000 New York, NY IDA Spl. Facs. RB,
              Terminal One Group Assn. Proj.,
              6.00%, 1/1/2007...................................      2,033,960

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 1,080,000 TSASC, Inc., NY RB, Ser. 1,
              Plan Principle 2003,
              5.00%, 7/15/2009..................................   $  1,049,134
                                                                   ------------
                                                                      7,552,140
                                                                   ------------
             North Dakota - 2.2%
   3,300,000 North Dakota HFA, Ser. A,
              5.70%, 7/1/2030...................................      3,280,068
                                                                   ------------
             Ohio - 3.8%
     940,000 Cincinnati, OH Student Loan RB, The
              Student Loan Funding Corp., Ser. A,
              5.50%, 12/1/2001..................................        938,910
   2,000,000 Ohio Air Quality Dev. Auth. RB,
              Ohio Edison Co. Proj. B,
              4.25%, 6/1/2001...................................      1,967,740
   3,000,000 Ohio Wtr. Dev. Auth. PCRRB,
              Ohio Edison Co. Proj. A,
              4.25%, 6/1/2001...................................      2,947,350
                                                                   ------------
                                                                      5,854,000
                                                                   ------------
             Oklahoma - 1.9%
             Oklahoma, HFA SFHRB:
     750,000  Mtge. Ser. B1,
              6.80%, 9/1/2016...................................        779,625
   1,990,000  Mtge. Ser. B2,
              6.80%, 9/1/2026...................................      2,075,948
                                                                   ------------
                                                                      2,855,573
                                                                   ------------
             Pennsylvania - 4.8%
   3,580,000 Dauphin Cnty., PA Gen. Auth. RB,
              Office & Forum Parking Proj., Ser. A,
              5.125%, 1/15/2003.................................      3,506,037
   1,740,000 Pennsylvania Higher Edl. Facilities
              Auth. RB, Thiel College Proj.,
              6.75%, 9/1/2017...................................      1,835,578
   1,950,000 Philadelphia, PA Wtr. & Swr. RB,
              16th Ser., Prerefunded,
              7.50%, 8/1/2010...................................      2,047,500
                                                                   ------------
                                                                      7,389,115
                                                                   ------------
             South Dakota - 0.6%
   1,000,000 South Dakota Hsg. Dev. Auth. RB,
              Homeownership Mtge., Ser. J,
              4.60%, 5/1/2002, (FNMA)...........................        986,310
                                                                   ------------
             Texas - 5.0%
   2,500,000 Houston, TX Arpt. Sys. RB, Sub. Lien,
              Ser. A,
              6.75%, 7/1/2008, (FGIC)...........................      2,588,000
   5,000,000 Texas Brazos River Pollution Ctl.
              Auth. RRB, Texas Utility Electric Co.,
              Ser. A,
              5.00%, 4/1/2033...................................      4,988,750
                                                                   ------------
                                                                      7,576,750
                                                                   ------------
             Utah - 6.2%
             Utah Board of Regents Student Loan
              RB, Ser. F:
   1,700,000  5.65%, 11/1/2006..................................      1,709,350
   3,000,000  7.05%, 11/1/2003, (AMBAC).........................      3,086,010
   1,760,000 Utah Intermountain Pwr. Agcy., Pwr.
              Supply RB, Capital Appreciation
              Bonds, Ser. B,
              5.65%, 7/1/2000...................................      1,752,608

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                      Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Utah - continued
 $ 3,000,000 Utah State GO, Ser. F,
              5.00%, 7/1/2003...................................   $  2,995,650
                                                                   ------------
                                                                      9,543,618
                                                                   ------------
             Vermont - 3.0%
   4,385,000 Vermont Mun. RB, Ser. 2,
              6.00%, 12/1/2006, (AMBAC).........................      4,571,494
                                                                   ------------
             Virginia - 0.7%
   1,065,000 Alexandria, VA Redev. & Hsg. Auth.
              MHRB, Buckingham Vlg. Apts.,
              4.875%, 7/1/2006..................................      1,022,954
                                                                   ------------
             Washington - 2.0%
   2,950,000 Washington GO, Motor Vehicle Fuel
              Tax, Ser. R-92D,
              5.60%, 9/1/2001...................................      2,978,084
                                                                   ------------
             Wisconsin - 2.6%
   1,000,000 Milwaukee, WI Metropolitan Swr.
              Dist. GO, Ser. A,
              7.00%, 9/1/2001...................................      1,025,460
   3,000,000 Wisconsin Hsg. & Economic Dev.,
              Ser. B,
              5.75%, 3/1/2022...................................      2,985,690
                                                                   ------------
                                                                      4,011,150
                                                                   ------------
             Total Municipal Obligations
              (cost $150,217,416)...............................    148,516,632
                                                                   ------------

  Principal
   Amount                                                             Value

 SHORT-TERM MUNICIPAL SECURITIES - 0.7%
             Massachusetts - 0.7%
 $ 1,000,000 New England Edl. Loan Marketing
              Corp. RRB, Ser. B,
              5.40%, 6/1/2000 (b)
              (cost $1,000,000) ................................   $  1,000,000
                                                                   ------------

   Shares                                                              Value

 MUTUAL FUND SHARES - 3.2%
   4,738,000 Federated Municipal Obligations
              Fund ..............................................      4,738,000
     209,000 Federated Tax Free Obligations
              Fund...............................................        209,000
                                                                    ------------
             Total Mutual Fund Shares
              (cost $4,947,000)..................................      4,947,000
                                                                    ------------

           Total Investments -
            (cost $156,164,416)........................... 101.1%    154,463,632
           Other Assets and
            Liabilities - net.............................  (1.1)     (1,631,879)
                                                           -----    ------------
           Net Assets..................................... 100.0%   $152,831,753
                                                           =====    ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN          (Formerly Davis
                           Tax-Free High Income Fund   Tax-Free High
                                                       Income Fund, Inc.)
                            Schedule of Investments
                                  May 31, 2000

  Principal
   Amount                                                         Value

 MUNICIPAL OBLIGATIONS - 94.2%
             Alabama - 2.1%
 $ 3,670,000 Birmingham Med. Ctr. East, AL Spl.
              RB,
              7.25%, 7/1/2015, (MBIA).......................   $  3,676,900
     295,000 Houston Cnty., AL Hosp. Board RB,
              Southeast AL Med. Ctr. Proj.,
              7.625%, 4/1/2007..............................        295,699
     990,000 Mobile, AL Hsg. Assistance Corp.
              RRB,
              7.625%, 8/1/2023, (MBIA)......................      1,011,364
     500,000 Pell City, AL Spl. Care Facs. RB,
              Ser. A,
              8.50%, 7/1/2018...............................        522,255
     770,000 Selma, AL Indl. Dev. Board RB,
              Hammermill Plant Proj.,
              6.875%, 4/1/2004..............................        772,772
     935,000 West Jefferson, AL Amusement &
              Pub. Park Auth. RB,
              7.50%, 12/1/2008..............................      1,021,459
                                                               ------------
                                                                  7,300,449
                                                               ------------
             Alaska - 0.3%
     885,000 Alaska Indl. Dev. & Export Auth.
              RB, Ser. A,
              7.95%, 4/1/2010...............................        909,506
                                                               ------------
             Arizona - 0.6%
     610,000 Casa Grande, AZ IDA RB,
              8.25%, 12/1/2015..............................        597,922
     230,000 Coconino & Mohave Cnty., AZ GO,
              0.00%, 7/1/2002 (a)...........................        204,173
     455,000 Pima Cnty., AZ IDA Hlth. Care Corp.
              RB,
              8.00%, 7/1/2013...............................        456,229
     400,000 Pima Cnty., AZ MHRB,
              8.15%, 12/1/2025, (FHA).......................        434,032
     500,000 Sierra Vista, AZ Dev. Auth. RB,
              8.50%, 8/1/2010...............................        512,395
                                                               ------------
                                                                  2,204,751
                                                               ------------
             Arkansas - 0.6%
             Crittenden Cnty., AR Hosp. RB:
   1,000,000  7.00%, 7/1/2020...............................        972,450
   1,000,000  7.15%, 7/1/2025...............................        970,480
                                                               ------------
                                                                  1,942,930
                                                               ------------
             California - 7.2%
             California HFA RB:
     585,000  Ser. B,
              8.625%, 8/1/2015..............................        586,907
     650,000  Ser. C,
              7.60%, 8/1/2030, (FHA)........................        653,231
     155,000  Ser. D,
              0.00%, 8/1/2020 (a)...........................         32,280
   1,300,000  Ser. G,
              7.25%, 8/1/2017...............................      1,324,973
             California Hlth. Facs. Auth. RB:
     375,000  9.875%, 7/1/2012..............................        376,684
     765,000 Victory Valley Community Hosp.,
              9.875%, 7/1/2012, (FGIC)......................        768,435

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             California - continued
             California Hlth. Facs. Fin. RB:
 $ 3,980,000  Ser. A,
              8.00%, 10/1/2018..................................   $  4,019,680
     135,000  Ser. B,
              7.20%, 1/1/2012...................................        135,215
     420,000 California Pub. Capital Impt. RB,
              8.10%, 3/1/2018...................................        425,292
             Elk Grove, CA Unified Sch. Dist. Spl.
              Tax:
   2,145,000  0.00%, 12/1/2017, (MBIA) (a)......................        757,142
   2,790,000  0.00%, 12/1/2018, (MBIA) (a)......................        916,320
             Lancaster, CA Sch. Dist. COP:
   1,730,000  0.00%, 4/1/2019, (FSA) (a)........................        558,946
   1,730,000  0.00%, 4/1/2022, (FSA) (a)........................        456,132
     785,000 Loma Linda, CA Hsg. Rev. MHRB
              Redlands
              7.375%, 6/1/2009..................................        786,209
     930,000 Los Angeles, CA Community Redev.
              Agcy. Tax Allocation Ser. G,
              6.75%, 7/1/2010...................................        936,175
     280,000 Los Angeles, CA Home Mtge. RB,
              8.10%, 5/1/2017, (GNMA)...........................        276,475
             Los Angeles, CA MHRB:
     175,000  7.30%, 7/20/2011, (GNMA)..........................        178,008
     100,000  Ser. A:
              7.00%, 5/1/2006, (FNMA)...........................        101,103
   2,700,000 Menlo Park, CA Community Dev.
              Agcy.,
              8.25%, 12/1/2028, (FHA)...........................      2,771,091
     725,000 Napa, CA Indl. RRB,
              8.50%, 12/1/2007..................................        725,000
             New Haven, CA Unified Sch. Dist. GO
              Ser. B:
     650,000  0.00%, 8/1/2013, (FGIC) (a).......................        308,542
     985,000  0.00%, 8/1/2014, (FGIC) (a).......................        435,784
   1,200,000  0.00%, 8/1/2015, (FGIC) (a).......................        496,068
   1,400,000  0.00%, 8/1/2016, (FGIC) (a).......................        540,036
   1,650,000  0.00%, 8/1/2017, (FGIC) (a).......................        594,082
             Palmdale, CA Sch. Dist. COP
   1,390,000  0.00%, 10/1/2018, (FSA) (a).......................        466,067
   1,580,000  0.00%, 10/1/2022, (FSA) (a).......................        404,053
     575,000 San Diego, CA MHRB,
              9.50%, 10/20/2020.................................        577,329
             San Francisco, CA City & Cnty. Tax Allocation:
   3,915,000  0.00%, 8/1/2017 (a)...............................      1,381,682
   3,910,000  0.00%, 8/1/2018 (a)...............................      1,282,753
   1,400,000 Santa Maria CA Wtr. & Wastewater
              COP,
              0.00%, 8/1/2027, (AMBAC) (a)......................        986,412
     245,000 University, CA Faculty Residential
              Mtge. RB,
              7.20%, 9/1/2012...................................        245,473
                                                                   ------------
                                                                     24,503,579
                                                                   ------------
             Colorado - 0.2%
   2,240,000 Colorado Hlth. Retirement Facs. RB,
              0.00%, 7/15/2020 (a)..............................        575,389

                                   EVERGREEN          (Formerly Davis
                           Tax-Free High Income Fund   Tax-Free High
                                                       Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Colorado - continued
 $   180,000 Hamilton Creek, CO Metro Dist. GO,
              11.25%, 12/1/2004.................................   $    101,795
                                                                   ------------
                                                                        677,184
                                                                   ------------
             Connecticut - 0.4%
     100,000 Bristol, CT GO,
              7.40%, 6/15/2004..................................        101,210
     600,000 Connecticut Dev. Hlth. Care RB,
              Independent Living Proj., Ser. B,
              8.00%, 7/1/2017...................................        656,418
     610,000 Connecticut Higher Ed. Loan RB,
              7.375%, 11/15/2005................................        614,435
                                                                   ------------
                                                                      1,372,063
                                                                   ------------
             Delaware - 1.2%
     195,000 Delaware Economic Dev. Commission
              RB, 9.75%, 7/20/2020, (GNMA)......................        205,185
  16,825,000 Delaware Economic Dev. MHRB,
              0.00%, 12/20/2027 (a).............................      1,636,231
             Delaware EDA RB:
   1,500,000 Delmarva Pwr. & Light Co.,
              7.60%, 3/1/2020, (MBIA)...........................      1,532,970
     830,000 Supermarkets Gen. Corp.,
              10.875%, 12/1/2003, (GNMA)........................        702,512
                                                                   ------------
                                                                      4,076,898
                                                                   ------------
             Florida - 4.4%
     295,000 Broward Cnty., FL HFA RB,
              0.00%, 4/1/2014 (a)...............................         74,204
     385,000 Charlotte Cnty., FL IDA RB,
              10.00%, 6/1/2011..................................        405,355
   2,000,000 Crossings At Fleming Island, FL RRB,
              Ser. A
              5.60%, 5/1/2012...................................      2,009,620
     260,000 Dade Cnty., FL Hlth. Facility Hosp. RB,
              Miami Childrens Hosp.,
              6.875%, 8/15/2017, (FGIC).........................        260,406
   7,080,000 Duval Cnty., FL HFA SFMRB, Capital
              Appreciation, 0.00%, 10/1/2032 (a)................        767,826
             Florida Hsg. Fin. Agcy. RB,:
     565,000  0.00%, 7/15/2016 (a)..............................         81,467
     900,000  8.10%, 10/1/2002..................................        864,234
             Florida Hsg. Fin. Corp. RB,:
   5,545,000  0.00%, 12/1/2029, (FSA) (a).......................        758,168
  17,500,000  0.00%, 7/1/2030, (FSA) (a)........................      2,323,750
     555,000 Gulf Breeze, FL RB,
              7.75%, 12/1/2015, (FGIC MBIA-IBC).................        556,249
      90,000 Highlands Cnty., FL IDA RB, Beverly
              Enterprises Florida Proj.,
              9.25%, 7/1/2007...................................         95,485
             Jacksonville, FL Hlth. Facs. Hosp. RB:
     460,000  Ser. A,
              8.00%, 10/1/2015..................................        421,839
     280,000  Ser. B,
              8.00%, 10/1/2015..................................        256,771
     108,680 Manatee Cnty., FL HFA Mtge. RB,
              0.00%, 10/1/2015 (a)..............................         19,384

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Florida - continued
             Miami Dade Cnty., FL Spl. Obl. RB:
 $ 1,000,000  Ser. B,
              0.00%, 10/1/2028, (MBIA) (a)......................   $    163,850
   4,320,000  Ser. C,
              0.00%, 10/1/2013, (MBIA) (a)......................      1,948,882
   2,990,000 Miami Dade Cnty., FL Spl. Obl. RRB,
              Ser. A,
              0.00%, 10/1/2024, (MBIA) (a)......................        637,976
     290,000 Miami, FL Spl. Obl. RB,  Ser. A,
              7.375%, 7/1/2006, (MBIA)..........................        290,615
     460,000 Orange Cnty., FL Hsg. Fin. Mtge.
              RRB, Ser. A,
              7.25%, 9/1/2019...................................        468,809
     745,000 Orange Cnty., FL IDA RB,
              9.25%, 8/1/2010...................................        781,088
      80,000 Pinellas Park, FL Wtr. & Swr. RB,
              10.00%, 10/1/2002, (MBIA).........................         80,340
     150,000 South Indian River Wtr. Ctl. Dist.
              FL Spl. Assmt.,
              8.00%, 11/1/2018..................................        157,312
     750,000 St. Petersburg, FL Hlth. Facs. Auth.
              RB,
              7.00%, 12/1/2015, (MBIA)..........................        783,750
   2,510,000 Tampa, FL Home Mtge. RB,
              0.00%, 10/1/2014, (FHA) (a).......................        493,215
     470,000 Winter Garden, FL IDA RB, Beverly
              Enterprises,
              8.75%, 7/1/2012...................................        494,717
                                                                   ------------
                                                                     15,195,312
                                                                   ------------
             Georgia - 1.7%
   1,290,000 Atlanta, GA RB, Delta Airlines,
              7.90%, 12/1/2018..................................      1,306,448
             Colquitt Cnty., GA Dev. Auth. RB:
   4,280,000  0.00%, 12/1/2021 (a)..............................        906,675
     200,000 Gainesville, GA Redev. Auth. RB, First
              Mtge. Autumn Breeze, Ser. A,
              8.00%, 4/1/2026...................................        204,144
     200,000 Liberty Cnty., GA IDRB,
              7.875%, 12/1/2014.................................        208,268
     750,000 Macon Cnty., GA Med. Foundation
              Inc. RRB, Flint River Community
              Hosp.,
              9.00%, 3/1/2011...................................        751,155
   1,000,000 Savannah, GA EDA RB,
              7.75%, 9/1/2027...................................        850,000
   8,000,000 Washington, GA Wilkes Payroll RB,
              0.00%, 12/1/2021 (a)..............................      1,694,720
                                                                   ------------
                                                                      5,921,410
                                                                   ------------
             Hawaii - 3.9%
  10,000,000 Hawaii Arpt. Sys. RB,
              7.00%, 7/1/2018...................................     10,271,300
     170,000 Hawaii Dept. Trans. Spl. Facility RB,
              Continental Airlines, Inc.,
              9.60%, 6/1/2008...................................        173,771
   3,000,000 Honalulu, HI City & Cnty. MHRB,
              6.90%, 6/20/2035, (GNMA)..........................      3,061,770
                                                                   ------------
                                                                     13,506,841
                                                                   ------------

                                   EVERGREEN               (Formerly Davis
                           Tax-Free High Income Fund        Tax-Free High
                                                            Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Illinois - 15.2%
             Bolingbrook, IL GO Ser. B:
 $ 1,380,000  0.00%, 1/1/2029, (MBIA) (a).......................   $    218,689
   2,500,000  0.00%, 1/1/2030, (MBIA) (a).......................        371,450
   2,500,000  0.00%, 1/1/2031, (MBIA) (a).......................        348,250
   1,500,000  0.00%, 1/1/2032, (MBIA) (a).......................        195,315
   2,500,000  0.00%, 1/1/2033, (MBIA) (a).......................        304,225
             Chicago, IL Board Of Ed. GO:
  10,000,000  Capital Appreciation Sch. Reform B-1,
              0.00%, 12/1/2014 (a)..............................      4,166,500
  11,225,000  Ser. A
              0.00%, 12/1/2015, (FGIC) (a)......................      4,369,893
   6,115,000 Chicago, IL Pub. Bldg. Commerce RB,
              Ser. A,
              7.125%, 1/1/2015, (MBIA)..........................      6,248,857
     250,000 Chicago, IL Sch. Fin. Auth. GO,
              Ser. B,
              7.60%, 6/1/2001, (MBIA)...........................        253,448
      75,000 Cook Cnty., IL SFMRB,
              0.00%, 7/1/2015 (a)...............................         14,957
   3,975,000 Illinois Dedicated Tax RB,
              7.00%, 12/15/2010, (AMBAC)........................      4,097,629
             Illinois Edl. Facs. Auth. RB:
   7,000,000  5.00%, 6/1/2018...................................      6,021,750
   6,535,000 Alexian Brothers Hlth. Sys.,
              5.125%, 1/1/2028..................................      5,469,141
     500,000 Illinois Edl. Facs. Auth. RRB:
              5.50%, 11/15/2019.................................        391,440
   1,000,000 Silver Cross Hosp. & Med,
              5.50%, 8/15/2019..................................        846,490
             Illinois Hlth. Facs. Auth. RB:
  10,160,000  9.00%, 11/15/2015.................................     10,556,748
   2,970,000  9.50%, 11/15/2019, (MBIA).........................      3,092,572
     395,000  Ser. A,
              7.90%, 8/15/2003, (MBIA)..........................        395,995
   8,897,526 Illinois Hsg. Dev. Auth. RB,
              0.00%, 7/1/2025 (a)...............................        673,365
      91,000 Sauget, IL IDRB, Pillsbury Co. Proj.,
              8.375%, 5/1/2005..................................         91,827
             Sherman, IL RB:
     500,000  8.375%, 7/1/2025..................................        516,345
     550,000  First Mtge. Villa Vianney
              7.75%, 10/1/2022..................................        595,661
             Southern IL Univ. RB:
   2,975,000  0.00%, 4/1/2025, (MBIA) (a).......................        626,892
   2,000,000  0.00%, 4/1/2028, (MBIA) (a).......................        347,380
   1,000,000 St. Clair Cnty., IL Pub. Bldg. GO,
              8.00%, 12/1/2005, (MBIA)..........................      1,002,680
   1,000,000 Wataga, IL Hlth. Facility RB,
              10.00%, 9/1/2016..................................        720,000
                                                                   ------------
                                                                     51,937,499
                                                                   ------------
             Indiana - 3.9%
     450,000 Carmel, IN Retirement Rental Hsg.
              RB,
              8.75%, 12/1/2008..................................        475,294
   2,000,000 Dyer, IN Redev. Auth. Economic RB,
              6.625%, 1/15/2024.................................      1,960,540
      39,723 Elwood, IN EDRB, Steamships Kresge
              Co.,
              8.50%, 10/15/2000.................................         39,774

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Indiana - continued
 $ 6,000,000 Indiana Hlth. Fac. Fin. Auth. Hosp. RB,
              Sisters St. Francis Hlth., Ser. A,
              5.00%, 11/1/2029, (MBIA)..........................   $  4,940,580
   4,125,000 Indiana Hlth. Fac. Hosp. RB,
              6.85%, 7/1/2022...................................      4,315,286
   1,585,000 Madison Cnty., IN Hosp. Auth. Facility
              RB,
              8.00%, 1/1/2014, (BIG)............................      1,588,883
                                                                   ------------
                                                                     13,320,357
                                                                   ------------
             Iowa - 0.0%
      88,363 Creston, IA IDRB, Steamships Kresge
              Co.,
              8.50%, 8/1/2000...................................         88,464
                                                                   ------------
             Kentucky - 2.1%
   7,000,000 Trimble Co., KY PCRB,
              7.625%, 11/1/2020.................................      7,199,430
                                                                   ------------
             Louisiana - 2.4%
  23,045,000 East Baton Rouge, LA SFHRB,
              0.00%, 10/1/2030,
              (GNMA/FNMA) (a)...................................      3,341,986
   1,000,000 Lake Charles, LA Non Profit Hsg. RB,
              7.875%, 2/15/2025, (FSA)..........................      1,000,850
     500,000 Louisiana Pub. Facs. Auth. Hosp. RB,
              Ser. A,
              7.00%, 11/1/2002, (MBIA)..........................        510,860
   1,333,333 Louisiana Pub. Facs. Auth. RB,
              8.00%, 10/1/2009 (d)..............................      1,066,667
     335,000 New Orleans, LA Hsg. Dev. Corp. RB,
              Tulane Avenue Proj., Sec. 8,
              7.875%, 6/1/2010..................................        336,564
   2,000,000 St. Charles Parish, LA PCRB,
              7.35%, 11/1/2022..................................      2,067,680
                                                                   ------------
                                                                      8,324,607
                                                                   ------------
             Maryland - 2.0%
     700,000 Allegany Cnty., MD IDRB, Morgan
              Manor Care Ctr.,
              12.45%, 2/1/2027, (FHA)...........................        806,750
     290,000 Maryland Indl. Financing Auth. RB,
              7.125%, 7/1/2006..................................        290,479
     460,000 Montgomery Cnty., MD EDRB, Brink
              Reservoir Facility,
              10.375%, 12/15/2014...............................        463,192
             Montgomery Cnty., MD Hsg.
              Opportunities RB, Ser. A:
     220,000  8.10%, 7/1/2008...................................        220,572
   2,310,000  8.25%, 7/1/2019...................................      2,318,177
   2,710,000 Upper Potomac River Commission
              MD RB,
              9.125%, 8/1/2015..................................      2,773,685
                                                                   ------------
                                                                      6,872,855
                                                                   ------------
             Massachusetts - 3.7%
     205,000 Lawrence, MA IDRB,
              10.00%, 10/1/2003.................................        205,779
     165,000 Massachusetts Ed. Loan Auth. RB,
              Ser. A,
              7.65%, 1/1/2007...................................        166,683

                                   EVERGREEN          (Formerly Davis
                           Tax-Free High Income Fund   Tax-Free High
                                                       Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
             Massachusetts Hlth. & Ed. Fac. RB:
              Brockton Hosp., Ser. B:
 $ 1,705,000  8.00%, 7/1/2007...................................   $  1,709,092
   2,280,000  8.10%, 7/1/2013...................................      2,285,654
   2,000,000  Caregroup Issue,
              4.75%, 7/1/2020...................................      1,620,080
              New England Sch. Law,:
     125,000  8.30%, 7/1/2003...................................        125,337
     125,000  8.30%, 7/1/2004...................................        125,336
   1,750,000  Southcoast Hlth. Sys.,
              4.75%, 7/1/2027, (MBIA)...........................      1,367,608
     180,000 Massachusetts Indl. Fin. Agcy. RB,
              Ser. A,
              8.75%, 7/15/2009..................................        180,185
             Rail Connections Inc., MA RB:
   3,855,000  0.00%, 7/1/2023 (a)...............................        777,091
   4,000,000  0.00%, 7/1/2024 (a)...............................        748,760
   4,140,000  0.00%, 7/1/2025 (a)...............................        721,147
   4,195,000  0.00%, 7/1/2026 (a)...............................        681,562
   4,430,000  0.00%, 7/1/2027 (a)...............................        669,550
   4,495,000  0.00%, 7/1/2028 (a)...............................        633,570
   4,640,000  0.00%, 7/1/2029 (a)...............................        608,211
                                                                   ------------
                                                                     12,625,645
                                                                   ------------
             Michigan - 0.9%
     310,000 Kentwood, MI Economic Dev. Corp.
              RB,
              7.85%, 9/1/2001...................................        310,267
     545,000 Michigan Muni. Bond Auth. RB,
              8.625%, 11/1/2016.................................        549,300
     375,000 Michigan Strategic Fund, RB, NSF Intl.
              Proj., Ser. A,
              5.75%, 8/1/2019...................................        351,007
     500,000 Michigan Strategic Ltd. Obl. RRB,
              Welch Foods Inc.,
              6.75%, 7/1/2001...................................        502,170
     100,000 Oakland Cnty., MI Clint & Oak
              Sewage RB,
              7.00%, 5/1/2001...................................        101,883
     100,000 River Dist., MI Community Hosp.
              Auth. RRB,
              7.40%, 5/1/2001...................................        100,361
   1,090,000 Westland, MI Economic Dev. Corp.
              RB, Weyerhauser Co. Proj.,
              9.80%, 12/1/2000..................................      1,108,890
                                                                   ------------
                                                                      3,023,878
                                                                   ------------
             Minnesota - 0.1%
             St. Paul, MN Port Auth. Indl. Dev. RB:
     235,000  9.50%, 12/1/2014, (FGIC)..........................        242,393
     250,000  10.00%, 12/1/2014, (FGIC).........................        258,475
                                                                   ------------
                                                                        500,868
                                                                   ------------
             Mississippi - 0.7%
   1,500,000 Amory, MS Dock & Wharf RB,
              Weyerhauser Co. Proj.,
              9.50%, 9/1/2000...................................      1,501,995
     200,000 Hinds Community College Dist., MS
              COP,
              6.50%, 9/1/2014...................................        202,634

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             Mississippi - continued
 $   850,000 Mississippi Business Fin. Corp.
              PCRRB,
              5.90%, 5/1/2022....................................   $    718,344
                                                                    ------------
                                                                       2,422,973
                                                                    ------------
             Missouri - 0.8%
     150,000 Kansas City, MO EDA RB,
              8.00%, 12/1/2002...................................        152,122
             Missouri Hsg. Dev. Commission RB:
     635,000  0.00%, 9/1/2012, (FHA) (a).........................        266,020
     430,000  7.00%, 9/15/2021, (FHA)............................        435,276
     450,000  7.00%, 9/15/2022, (FHA)............................        455,548
     200,000  8.00%, 7/1/2013....................................        202,192
     210,000  8.00%, 7/1/2017, (FHA).............................        212,302
      65,000  9.375%, 4/1/2016, (FHA)............................         65,740
     105,000 Missouri Sch. Boards Assn. COP,
              7.375%, 3/1/2006...................................        105,516
   1,500,000 St. Louis, MO Municipal Fin. Corp.
              RB,
              0.00%, 7/15/2014, (AMBAC) (a)......................        607,815
     250,000 West Plains, MO IDA RB,
              8.75%, 8/1/2007....................................        250,585
                                                                    ------------
                                                                       2,753,116
                                                                    ------------
             Montana - 1.1%
   4,900,000 Lewis & Clark Cnty., MT Env. RB,
              5.85%, 10/1/2033...................................      3,623,844
                                                                    ------------
             Nebraska - 0.2%
   1,700,000 Nebhelp Inc., NE RB,
              0.00%, 12/15/2015, (MBIA) (a)......................        607,393
                                                                    ------------
             Nevada - 2.1%
   4,250,000 Clark Cnty., NV IDRB,
              7.80%, 6/1/2020....................................      4,344,137
   2,000,000 Clark Cnty., NV PCRB, Southern CA
              Edison Co.,
              7.125%, 6/1/2009...................................      2,056,280
             Nevada GO:
     500,000  8.40%, 9/1/2001....................................        521,720
     105,000  8.50%, 9/1/2005....................................        105,982
                                                                    ------------
                                                                       7,028,119
                                                                    ------------
             New Hampshire - 2.7%
             Manchester, NH Hsg. & Redev. Auth.
              RB, Ser. B:
   5,140,000  0.00%, 1/1/2016, (ACA) (a).........................      1,777,875
   5,140,000  0.00%, 1/1/2017, (ACA) (a).........................      1,647,524
   5,110,000  0.00%, 1/1/2018, (ACA) (a).........................      1,518,948
   2,570,000  0.00%, 1/1/2019, (ACA) (a).........................        709,166
   3,140,000  0.00%, 1/1/2020, (ACA) (a).........................        803,871
     500,000 New Hampshire Higher Edl. & Hlth.
              RB,
              8.40%, 8/1/2011....................................        533,685
   2,225,000 New Hampshire IDA RB,
              7.65%, 5/1/2021....................................      2,270,234
                                                                    ------------
                                                                       9,261,303
                                                                    ------------

                                   EVERGREEN              (Formerly Davis
                           Tax-Free High Income Fund       Tax-Free High
                                                           Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             New Jersey - 1.3%
 $   650,000 Bordentown, NJ Sewage Auth. RB,
              Ser. C,
              6.80%, 12/1/2025, (MBIA)..........................   $    668,928
   1,350,000 New Jersey EDA RB, Baker Protective
              Svcs. Proj.,
              9.95%, 12/1/2003..................................      1,373,935
   1,000,000 New Jersey EDA RRB,
              8.40%, 12/15/2015.................................        977,620
     605,000 New Jersey Hlth. Care Facs. Fin. RB,
              8.00%, 7/1/2018, (AMBAC)..........................        606,501
             Muhlenberg Regl. Med. Ctr. Ser. B:
     300,000  7.60%, 7/1/2002, (AMBAC)..........................        300,687
     590,000  8.00%, 7/1/2018, (MBIA-IBC).......................        591,463
                                                                   ------------
                                                                      4,519,134
                                                                   ------------
             New Mexico - 0.0%
     120,000 Albuquerque, NM Hlth. Care Sys. RB,
              Lovelace Med. Foundation Proj.,
              12.00%, 3/1/2011..................................        120,656
                                                                   ------------
             New York - 4.7%
     300,000 Battery Park City Auth., NY RB,
              10.00%, 6/1/2023, (FHA)...........................        301,401
     200,000 New York Dormitory Auth. RB,
              5.30%, 7/1/2017...................................        186,816
   4,250,000 New York Energy Research & Dev.
              RB,
              7.50%, 1/1/2026, (AMBAC)..........................      4,300,745
     785,000 New York Local Govt. Assistance
              Corp. RB, Ser. A,
              4.375%, 4/1/2018, (FGIC)..........................        631,650
             New York Med. Care Facs. Fin. Agcy.
              RB:
   2,000,000  7.40%, 11/1/2004, (MBIA)..........................      2,021,540
     965,000  Ser. A
              8.875%, 8/15/2007.................................        984,300
     700,000  Long Term Hlth. Care
              7.375%, 11/1/2011, (FSA)..........................        715,274
   7,000,000 Port Auth. NY & NJ RB,
              7.125%, 6/1/2025..................................      7,070,000
                                                                   ------------
                                                                     16,211,726
                                                                   ------------
             North Carolina - 0.4%
     500,000 Brevard, NC Hsg. Auth. RB,
              7.50%, 3/1/2028...................................        428,400
     500,000 Charlotte, NC Hsg. Auth. RB,
              7.50%, 3/1/2028...................................        428,400
     500,000 Piedmont Hlth. Dev. NC First Mtge.
              RRB,
              8.00%, 1/1/2013...................................        502,095
                                                                   ------------
                                                                      1,358,895
                                                                   ------------
             North Dakota - 0.3%
     900,000 Ward Cnty., ND Hlth. Care Facility RB,
              St. Joseph Hosp. Corp. Proj.,
              8.875%, 11/15/2014................................      1,039,104
                                                                   ------------
             Ohio - 1.2%
   2,200,000 Belmont Cnty., OH Hlth. Sys. RRB,
              5.80%, 1/1/2018...................................      1,724,602

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Ohio - continued
             Hamilton Cnty., OH Hosp. Facs. RB:
 $   680,000  7.00%, 1/1/2009, (MBIA-IBC).......................   $    681,109
     440,000  7.00%, 1/1/2009, (MBIA)...........................        440,717
             Mahoning Cnty., OH San Sewage Sys.
              RB:
     500,000  7.50%, 2/1/2009, (MBIA)...........................        511,090
     250,000  7.50%, 2/1/2019, (MBIA)...........................        255,520
     515,000 Montgomery Cnty., OH Hosp. RB,
              7.40%, 4/1/2009...................................        521,159
     240,000 Ohio Hsg. Fin. Agcy. Single Family
              Mtge. RB,
              0.00%, 1/15/2015 (a)..............................         58,586
                                                                   ------------
                                                                      4,192,783
                                                                   ------------
             Oklahoma - 1.3%
     530,000 Oklahoma Dev. Fin. Auth. RB,
              5.625%, 8/15/2019.................................        420,576
             Oklahoma Hsg. Fin. Agcy.
              SFHRB:
  16,935,000  0.00%, 3/1/2029 (a)...............................      2,762,096
   6,150,000  0.00%, 3/1/2029
              (GNMA/FNMA) (a)...................................      1,002,512
     200,000 Oklahoma Indl. Auth. RB, Hlth. Sys.
              Baptist Ctr.,
              7.00%, 8/15/2003..................................        211,208
                                                                   ------------
                                                                      4,396,392
                                                                   ------------
             Pennsylvania - 2.9%
   1,645,000 Berks Cnty., PA IDA RB,
              Supermarkets Gen. Corp.,
              10.50%, 11/1/2003.................................      1,391,867
     500,000 Clarion Cnty., PA IDA RRB,
              5.875%, 5/1/2007..................................        460,195
     400,000 Columbia Cnty., PA IDA RB,
              Orangeville Nursing Ctr. Associates
              9.00%, 12/1/2012..................................        388,832
   1,000,000 Delaware Cnty., PA Auth. RB,
              4.875%, 11/15/2018................................        840,960
     635,000 Luzerne Cnty., PA Hsg. Corp. RB,
              8.125%, 12/1/2008.................................        636,073
     200,000 Mckean Cnty., PA IDA RB, Corning
              Glass Wks. Proj.,
              7.75%, 6/1/2005...................................        201,966
     920,000 Mercer Cnty., PA IDA RB, Kroger Co.,
              13.00%, 6/1/2007..................................        967,408
     250,000 Montgomery Cnty., PA Ed. & Hlth. RB,
              6.80%, 2/1/2013, (MBIA-IBC).......................        250,755
   2,025,000 Montgomery Cnty., PA IDA RB,
              7.50%, 1/1/2012...................................      2,070,603
             Pennsylvania Hsg. Fin. Agcy. RB,:
  11,000,000  0.00%, 4/1/2030 (a)...............................      1,689,160
      45,000  9.00%, 8/1/2001, (HUD Sect. 8)....................         45,225
      45,000 Pittsburgh, PA Urban Redev. Auth.
              RB,
              7.125%, 8/1/2004, (FHA)...........................         45,364
     750,000 Sayre, PA Hlth. Care Facs. Auth. RB
              7.70%, 12/1/2015,
              (AMBAC/MBIA)......................................        758,595

                                   EVERGREEN          (Formerly Davis
                           Tax-Free High Income Fund   Tax-Free High
                                                       Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - continued
 $   250,000 Warren Cnty., PA IDA RRB,
              9.00%, 11/1/2012..................................   $    262,250
                                                                   ------------
                                                                     10,009,253
                                                                   ------------
             South Carolina - 2.0%
     100,000 Clemson University, SC COP,
              6.90%, 12/1/2007..................................        100,172
   5,165,000 Piedmont Muni. Pwr. Agcy. SC Elec.
              RRB, Ser. A,
              5.00%, 1/1/2014, (MBIA)...........................      4,685,068
             South Carolina Ports Auth. RB:
   1,110,000  6.625%, 7/1/2011, (AMBAC).........................      1,150,016
     495,000  6.75%, 7/1/2021, (AMBAC)..........................        513,488
     355,000 Sumter Cnty., SC Sch. Dist.
              Number 2 RB,
              8.125%, 4/1/2010..................................        362,664
                                                                   ------------
                                                                      6,811,408
                                                                   ------------
             South Dakota - 0.1%
     250,000 Aberdeen, SD GO,
              6.90%, 7/1/2004...................................        250,428
                                                                   ------------
             Tennessee - 0.4%
     500,000 Crossville, TN Hlth. & Edl. Board RB,
              7.75%, 6/1/2013...................................        508,460
     285,000 Dover, TN Hlth. & Edl. Facs. RB,
              9.50%, 9/1/2011...................................        285,445
      53,249 Dyer Cnty., TN Indl. Dev. Board RB,
              8.10%, 11/1/2000..................................         53,279
      35,000 McMinnesota Cnty., TN IDRB
              8.00%, 11/1/2000..................................         35,170
     430,000 New Tazewell, TN Hlth. Edl. RB,
              10.00%, 6/1/2017..................................        431,010
                                                                   ------------
                                                                      1,313,364
                                                                   ------------
             Texas - 11.4%
   7,335,000 Austin, TX Hsg. Fin. Corp. SFMRB,
              0.00%, 2/1/2016 (a)...............................        696,752
   1,550,000 Baytown Area Wtr. Auth., TX Wtr. RB,
              6.375%, 5/1/2002..................................      1,556,866
             Bexar, TX Metropolitan Wtr. Dist.
              Wtrwks. RB:
   6,305,000  0.00%, 5/1/2032, (FHA) (a)........................        802,752
   6,305,000  0.00%, 5/1/2034, (MBIA) (a).......................        703,386
      20,000 Coastal Wtr. Auth., TX
              Conveyance RB,
              7.50%, 12/15/2016, (FGIC).........................         20,166
             Coppell, TX Independent Sch.
              Dist. GO:
   5,205,000  0.00%, 8/15/2016 (a)..............................      1,901,907
   5,205,000  0.00%, 8/15/2017 (a)..............................      1,772,511
   5,205,000  0.00%, 8/15/2018 (a)..............................      1,653,212
   5,200,000  0.00%, 8/15/2019 (a)..............................      1,545,024
     625,000 Dallas Cnty., TX Utility &
              Reclamation GO,
              0.00%, 2/15/2014, (MBIA) (a)......................        273,206
  10,110,000 Dallas, TX Civic Ctr. Convention RB,
              4.875%, 8/15/2023, (MBIA).........................      8,450,646
  11,185,000 Harris Cnty. Houston, TX Spl.
              RB, Ser. B,
              0.00%, 11/15/2018, (MBIA) (a).....................      3,497,102

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
 $   120,000 Houston, TX Hsg. Fin. Corp.
              RB, Ser. A,
              8.00%, 6/1/2014...................................   $    127,393
  10,000,000 Houston, TX Independent Sch.
              Dist. GO, Ser. A,
              0.00%, 2/15/2013 (a)..............................      4,677,800
  22,055,000 Leander, TX Independent Sch.
              Dist. GO
              0.00%, 8/15/2028, (a).............................      3,350,375
     425,000 Leon County, Texas PCRB,
              8.00%, 7/1/2006...................................        425,825
     500,000 Matagorda Cnty., TX
              Navigation Dist. 1 RRB,
              5.25%, 11/1/2029, (MBIA)..........................        428,895
   1,000,000 Panhandle, TX Regl. Hsg. Fin. Corp.
              RB, Ser. C,
              8.125%, 3/1/2031..................................        991,980
             Panhandle, TX Regl. Hsg. Fin. RB
              Ser. A:
   1,000,000  6.625%, 3/1/2020..................................        963,150
   1,000,000  6.75%, 3/1/2031...................................        962,350
   1,000,000 Pearlland, TX GO,
              0.00%, 3/1/2009 (a)...............................        538,620
     720,000 Redeemable River Auth., TX
              Indl. Dev. RB,
              7.90%, 4/1/2007...................................        728,424
   1,000,000 Richardson, TX Hosp. Auth. RB,
              5.625%, 12/1/2028.................................        765,050
   1,250,000 San Antonio, TX Hlth. Facs. RB,
              8.25%, 12/1/2019..................................      1,306,162
     100,000 Texas Higher Ed. Board College RB,
              7.20%, 4/1/2002...................................        102,663
     190,000 Texas Hsg. Agcy. Residential Dev.
              RB, Ser. A,
              7.60%, 7/1/2016, (GNMA)...........................        194,076
      75,000 Texoma Hsg. Fin. Corp., TX SFHRB,
              5.80%, 9/1/2028, (GNMA/FNMA)......................         68,900
   1,000,000 Tomball, TX Independent Sch.
              Dist. GO,
              0.00%, 2/15/2013 (a)..............................        413,898
                                                                   ------------
                                                                     38,919,091
                                                                   ------------
             Utah - 0.3%
   1,000,000 Utah Hsg. Fin. Agcy. RB,
              6.875%, 7/1/2027..................................        909,230
                                                                   ------------
             Virginia - 4.0%
             Chesapeake, VA IDA RB Nursing
              Home Revenue Sentara Life:
   1,000,000  7.875%, 11/1/2008.................................      1,011,630
   4,000,000  8.00%, 11/1/2018..................................      4,048,120
     140,000 Covington Alleghany Cnty., VA RB,
              9.375%, 9/1/2001..................................        141,576
     110,000 Montgomery Cnty., VA GO,
              6.70%, 4/1/2007...................................        110,710
             Norfolk, VA IDA RB Nursing Home
              Rev. Sentara Life:
   1,000,000  7.875%, 11/1/2008.................................      1,011,630
   2,000,000  7.90%, 11/1/2018..................................      2,022,420

                                   EVERGREEN              (Formerly Davis
                           Tax-Free High Income Fund       Tax-Free High
                                                           Income Fund, Inc.)
                       Schedule of Investments (continued)
                                  May 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Virginia - continued
 $   500,000 Peninsula Port Auth., VA Hosp.
              RB, 8.70%, 8/1/2023, (FHA)........................   $    537,500
             Virginia Hsg. Dev. Auth. RB
              Ser. A:
     600,000  7.10%, 1/1/2017...................................        615,138
   1,000,000  7.10%, 1/1/2022...................................      1,022,020
   3,000,000  7.10%, 1/1/2025...................................      3,061,290
     215,000 Virginia Resources Auth. Wtr. & Swr.
              RB, Ser. A,
              7.50%, 11/1/2017..................................        217,328
                                                                   ------------
                                                                     13,799,362
                                                                   ------------
             Washington - 1.0%
     500,000 Chelan Cnty., WA Pub. Utility Dist.
              RB, Ser. A,
              5.60%, 7/1/2032...................................        464,860
   1,000,000 Port Seattle Passenger Facs. RB,
              Ser. A,
              5.00%, 12/1/2023..................................        854,740
   2,300,000 Washington Nonprofit Hsg. RB,
              5.30%, 7/1/2031...................................      1,924,617
                                                                   ------------
                                                                      3,244,217
                                                                   ------------
             West Virginia - 1.1%
     375,000 Beverly, WV Hsg. Corp. Mtge. RB,
              11.00%, 11/15/2022, (FHA).........................        411,507
     135,000 Glasgow, WV Hlth. Facs. RB,
              9.50%, 9/1/2001...................................        136,794
   4,400,000 West Virginia GO,
              0.00%, 11/1/2023, (FGIC) (a)......................      1,038,928
   2,190,000 West Virginia Hsg. Dev. Fund RB,
              Ser. B,
              7.20%, 11/1/2020, (FHA)...........................      2,228,500
                                                                   ------------
                                                                      3,815,729
                                                                   ------------
             Wisconsin - 1.1%
     300,000 Clear Lake Village, WI Sewage Sys.
              RB,
              8.00%, 8/1/2011...................................        305,745
     115,000 Sturgeon Bay, WI Combined Utility
              RB,
              7.50%, 1/1/2010...................................        118,678
             Wisconsin Hlth. & Edl. Facs. RB:
   1,595,000  7.375%, 7/15/2027.................................      1,405,737
     500,000  7.50%, 8/1/2011...................................        506,935
   1,435,000 Wisconsin Hsg. & EDA RB, Home
              Ownership, Ser. 2
              6.875%, 9/1/2024..................................      1,451,359
                                                                   ------------
                                                                      3,788,454
                                                                   ------------
             Puerto Rico - 0.2%
     780,000 Puerto Rico Cmnwlth. Infrastructure
              RB, Ser. A,
              7.75%, 7/1/2008...................................        781,724
                                                                   ------------
             Total Municipal Obligations
              (cost $338,560,613)...............................    322,682,224
                                                                   ------------

  Principal
   Amount                                                             Value

 SHORT-TERM MUNICIPAL SECURITIES - 0.1%
             Florida - 0.1%
 $   215,000 Dade Cnty., FL HFA Mtge. RB,
              Ser. H,
              10.50%, 6/1/2000 (b)
              (cost $215,000) ..................................   $    215,000
                                                                   ------------

   Shares                                                             Value
 MUTUAL FUND SHARES - 4.3%
  14,799,168 State Street Global Advisers
              Tax Free Money Market Fund
              (cost $14,799,168)................................     14,799,168
                                                                   ------------

             Total Investments -
              (cost $353,574,781).....................     98.6%    337,696,392
             Other Assets and
              Liabilities - net.......................      1.4       4,811,906
                                                         ------    ------------
             Net Assets...............................   100.00%   $342,508,298
                                                         ======    ============

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments
                                  May 31, 2000

(a) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(b) Security is a variable or floating rate instrument with periodic demand features. The Funds are entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(c)  Inverse floater, resets monthly.
(d)  Security which has defaulted on payment of interest and/or principal.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corp.
BIG    Bond Investors Guaranty
COP    Certificates of Participation
EDA    Economic Development Authority
EDRB   Economic Development Revenue Bond
ETM    Escrowed to Maturity
FGIC   Financial Guaranty Insurance Corp.
FHA    Federal Housing Authority
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
FSA    Financial Security Assurance, Inc.
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
HUD    Housing and Urban Development
IBC    Insured Bond Certificate
IDA    Industrial Development Authority
IDRB   Industrial Development Revenue Bond
IFA    Industrial Finance Agency
LOC    Letter of Credit
MBIA   Municipal Bond Investors Assurance Corp.
MHRB   Multifamily Housing Revenue Bond
MHRRB  Multifamily Housing Refunding Revenue Bond
PCRB   Pollution Control Revenue Bond
PCRRB  Pollution Control Refunding Revenue Bond
RB     Revenue Bond
RRB    Refunding Revenue bond
SFHRB  Single Family Housing Revenue Bond
SFMRB  Single Family Mortgage Reveue Bond
SPA    Securities Purchase Agreement
TCRS   Transferable Custody Receipts


The Evergreen National Municipal Bond Funds invest primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific indus-try or municipality. In order to reduce risk associated with such economic de-velopments, securities may possess municipal bond insurance from various finan-cial institutions and financial guaranty assurance agencies. Therefore, the Funds may be more affected by developments in the insurance industry or a spe-cific municipal bond insurer. At May 31, 2000, the percentages of securities for each Fund, as a percentage of net assets, that are backed by bond insurance of various financial institutions and financial guaranty assurance agencies for High Grade Fund, Municipal Fund, Short-Intermediate Fund and Tax-Free High In-come Fund are 72.0%, 23.8%, 11.0% and 18.6%, respectively. At May 31, 2000, the Funds had securities backed by bond insurance from the following financial in-stitutions representing more than 5% of total net assets were as follows:

High Grade Fund
MBIA  26.8%
FGIC  21.4%
AMBAC 14.6%
FSA    9.2%

Municipal Fund
MBIA   7.6%
FGIC   6.8%

Short-Intermediate Fund
AMBAC  5.5%

Tax-Free High Income Fund
MBIA  11.7%

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Assets and Liabilities
                                  May 31, 2000

                                                             Short-       Tax-Free
                             High Grade                   Intermediate  High Income
                                Fund      Municipal Fund      Fund        Fund (a)
-------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............   $112,989,776  $1,014,136,137  $156,164,416  $353,574,781
 Net unrealized losses on
  securities.............       (432,225)    (26,551,195)   (1,700,784)  (15,878,389)
-------------------------------------------------------------------------------------
 Market value of
  securities.............    112,557,551     987,584,942   154,463,632   337,696,392
 Cash....................              0               0           538             0
 Receivable for
  securities sold........      4,042,074      10,295,702             0        87,976
 Receivable for Fund
  shares sold............        975,406         351,482           179     1,366,834
 Interest receivable.....      2,050,329      16,719,981     2,646,824     5,724,274
 Prepaid expenses and
  other assets...........         75,687         240,675        26,675        42,848
-------------------------------------------------------------------------------------
  Total assets...........    119,701,047   1,015,192,782   157,137,848   344,918,324
-------------------------------------------------------------------------------------
 Liabilities
 Distributions payable...        211,103       2,189,103       467,355     1,583,172
 Payable for securities
  purchased..............      5,426,188      10,779,724     3,429,778             0
 Payable for Fund shares
  redeemed...............        424,193         936,309       333,553       770,762
 Advisory fee payable....          1,288           9,685         1,672           882
 Distribution Plan
  expenses payable.......          1,486           8,863           150         6,630
 Due to other related
  parties................            307           2,722           418           939
 Accrued expenses and
  other liabilities......         26,379         144,512        73,169        47,641
-------------------------------------------------------------------------------------
  Total liabilities......      6,090,944      14,070,918     4,306,095     2,410,026
-------------------------------------------------------------------------------------
 Net assets..............   $113,610,103  $1,001,121,864  $152,831,753  $342,508,298
-------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........   $121,162,049  $1,094,810,530  $157,304,319  $381,502,398
 Undistributed
  (overdistributed) net
  investment income......         90,555         165,268        22,313    (1,583,172)
 Accumulated net realized
  losses on securities
  and futures contracts..     (7,210,276)    (67,302,739)   (2,794,095)  (21,532,539)
 Net unrealized losses on
  securities.............       (432,225)    (26,551,195)   (1,700,784)  (15,878,389)
-------------------------------------------------------------------------------------
 Total net assets........   $113,610,103  $1,001,121,864  $152,831,753  $342,508,298
-------------------------------------------------------------------------------------
 Net assets consists of
 Class A.................   $ 53,302,619  $  899,427,046  $  8,658,581  $133,551,893
 Class B.................     39,566,380      54,672,653     4,638,781   175,825,807
 Class C.................      1,620,000      46,579,722             0    32,941,976
 Class Y.................     19,121,104         442,443   139,534,391       188,622
-------------------------------------------------------------------------------------
 Total net assets........   $113,610,103  $1,001,121,864  $152,831,753  $342,508,298
-------------------------------------------------------------------------------------
 Shares outstanding
 Class A.................      5,336,349     134,212,545       890,905    16,020,463
 Class B.................      3,961,057       8,158,202       477,319    21,153,081
 Class C.................        162,181       6,950,732             0     3,938,059
 Class Y.................      1,914,247          66,012    14,358,182        22,633
-------------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................   $       9.99  $         6.70  $       9.72  $       8.34
-------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%, 4.75%, 3.25%
  and 4.75%,
  respectively)..........   $      10.49  $         7.03  $      10.05  $       8.76
-------------------------------------------------------------------------------------
 Class B.................   $       9.99  $         6.70  $       9.72  $       8.31
-------------------------------------------------------------------------------------
 Class C.................   $       9.99  $         6.70            --  $       8.37
-------------------------------------------------------------------------------------
 Class Y.................   $       9.99  $         6.70  $       9.72  $       8.33
-------------------------------------------------------------------------------------

(a) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                            Statements of Operations
                            Year Ended May 31, 2000

                                                          Short-       Tax-Free
                           High Grade     Municipal    Intermediate  High Income
                              Fund          Fund           Fund      Fund (a)(b)
----------------------------------------------------------------------------------
Investment income
 Interest...............  $  7,142,237  $  61,638,930  $ 7,926,606   $ 16,927,424
----------------------------------------------------------------------------------
Expenses
 Advisory fee...........       599,533      4,263,739      751,529      1,512,631
 Distribution Plan
  expenses..............       614,076      3,302,455       64,928      1,774,767
 Administrative services
  fees..................        58,536        511,542       65,224         76,557
 Transfer agent fee.....       136,419      1,060,014       38,318        227,524
 Trustees' fees and
  expenses..............         2,617         21,273        3,274         18,701
 Printing and postage
  expenses..............        24,257        148,610       25,409         78,051
 Custodian fee..........        43,456        313,627       51,435         90,335
 Registration and filing
  fees..................        15,620        105,984       29,337         25,936
 Professional fees......        26,857         57,827       28,314         66,456
 Other..................         5,846         17,786       14,777         72,965
----------------------------------------------------------------------------------
 Total expenses.........     1,527,217      9,802,857    1,072,545      3,943,923
 Less: Expense
  reductions............        (5,306)       (47,804)      (7,002)       (10,811)
 Fee waivers............             0              0            0       (200,656)
----------------------------------------------------------------------------------
 Net expenses...........     1,521,911      9,755,053    1,065,543      3,732,456
----------------------------------------------------------------------------------
 Net investment income..     5,620,326     51,883,877    6,861,063     13,194,968
----------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures
 transactions
 Net realized gains or
  losses on:
 Securities.............    (7,029,416)   (60,626,494)  (2,794,096)   (16,592,585)
 Futures contracts......        19,300        617,763            0              0
----------------------------------------------------------------------------------
 Net realized losses on
  securities and futures
  transactions..........    (7,010,116)   (60,008,731)  (2,794,096)   (16,592,585)
----------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities..    (3,935,476)   (52,983,262)  (2,876,236)     2,990,838
----------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and futures
  transactions..........   (10,945,592)  (112,991,993)  (5,670,332)   (13,601,747)
----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $ (5,325,266) $ (61,108,116) $ 1,190,731   $   (406,779)
----------------------------------------------------------------------------------

(a) For the eight months ended May 31, 2000. The Fund changed its fiscal year from September 30 to May 31, effective May 31, 2000.
(b) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                            Statement of Operations
                         Year Ended September 30, 1999

                                                                     Tax-Free
                                                                    High Income
                                                                     Fund (a)
--------------------------------------------------------------------------------
 Investment income
   Interest.......................................................  $31,699,670
--------------------------------------------------------------------------------
 Expenses
   Advisory fee...................................................    3,107,801
   Distribution Plan expenses.....................................    3,405,752
   Transfer agent fee.............................................      397,516
   Trustees' fees and expenses....................................       77,697
   Printing and postage expenses..................................      115,596
   Custodian fee..................................................      138,916
   Registration and filing fees...................................      157,471
   Professional fees..............................................       62,198
   Other..........................................................       31,909
--------------------------------------------------------------------------------
    Total expenses................................................    7,494,856
    Less: Expense reductions......................................       (2,705)
--------------------------------------------------------------------------------
    Net expenses..................................................    7,492,151
--------------------------------------------------------------------------------
 Net investment income............................................   24,207,519
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   Net realized loss on securities................................   (4,702,920)
   Net change in unrealized losses on securities..................  (24,020,731)
--------------------------------------------------------------------------------
   Net realized and unrealized losses on securities...............  (28,723,651)
--------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations...........  $(4,516,132)

--------------------------------------------------------------------------------
(a) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended May 31, 2000

                                                            Short-        Tax-Free
                            High Grade     Municipal     Intermediate   High Income
                               Fund           Fund           Fund      Fund (a)(b)(c)
-------------------------------------------------------------------------------------
 Operations
 Net investment income...  $  5,620,326  $   51,883,877  $  6,861,063  $  13,194,968
 Net realized gains or
  losses on securities
  and futures
  transactions...........    (7,010,116)    (60,008,731)   (2,794,096)   (16,592,585)
 Net change in
  unrealized gains or
  losses on securities
  and futures
  transactions...........    (3,935,476)    (52,983,262)   (2,876,236)     2,990,838
-------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............    (5,325,266)    (61,108,116)    1,190,731       (406,779)
-------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................    (2,803,589)    (48,213,384)     (369,964)    (6,126,438)
  Class B................    (1,739,102)     (3,088,963)     (178,959)    (7,444,698)
  Class C................       (62,090)       (706,020)            0     (1,325,062)
  Class Y................    (1,018,574)        (10,825)   (6,257,596)       (22,685)
 Net realized gains
  Class A................      (886,167)     (5,315,286)      (56,794)             0
  Class B................      (723,643)       (465,890)      (40,076)             0
  Class C................       (28,625)        (42,380)            0              0
  Class Y................      (326,940)           (792)   (1,024,920)             0
-------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (7,588,730)    (57,843,540)   (7,928,309)   (14,918,883)
-------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................    24,497,616     344,390,330    46,661,878     52,152,436
 Payment for shares
  redeemed...............   (61,752,661)   (551,769,876)  (64,069,452)  (145,107,757)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     4,514,561      29,411,952     2,444,576      4,974,480
 Net asset value of
  shares issued in
  acquisitions...........    41,894,184     113,252,970             0              0
-------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   capital share
   transactions..........     9,153,700     (64,714,624)  (14,962,998)   (87,980,841)
-------------------------------------------------------------------------------------
   Total decrease in net
    assets...............    (3,760,296)   (183,666,280)  (21,700,576)  (103,306,503)
 Net assets
 Beginning of period.....   117,370,399   1,184,788,144   174,532,329    445,814,801
-------------------------------------------------------------------------------------
 End of period...........  $113,610,103  $1,001,121,864  $152,831,753  $ 342,508,298
-------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $     90,555  $      165,268  $     22,313  $  (1,583,172)
-------------------------------------------------------------------------------------

(a) For eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(b) On March 17, 2000, Evergreen Tax-Free High Income Fund acquired the net as-sets of Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High In-come Fund, Inc. was the accounting and performance survivor in this trans-action.
(c) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Changes in Net Assets

                                                                        Year Ended
                                                                       September 30,
                                   Year Ended May 31, 1999                 1999
                           ------------------------------------------  -------------
                                                            Short-       Tax-Free
                            High Grade     Municipal     Intermediate   High Income
                               Fund           Fund           Fund        Fund (a)
-------------------------------------------------------------------------------------
 Operations
 Net investment income...  $  5,122,886  $   57,042,037  $  6,980,138  $  24,207,519
 Net realized gains or
  losses on securities
  and futures
  transactions...........     3,299,428      23,258,046     1,924,186     (4,702,920)
 Net change in
  unrealized losses on
  securities and futures
  transactions...........    (4,092,412)    (32,853,414)   (1,867,258)   (24,020,731)
-------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............     4,329,902      47,446,669     7,037,066     (4,516,132)
-------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................    (2,850,300)    (52,828,617)     (275,716)   (11,085,707)
  Class B................    (1,160,127)     (4,001,229)     (186,375)   (11,311,322)
  Class C................            (4)       (276,027)            0     (1,940,285)
  Class Y................    (1,128,806)             (4)   (6,537,604)       (67,634)
 Net realized gains
  Class A................    (1,616,602)    (35,326,187)      (56,521)             0
  Class B................      (780,637)     (3,564,827)      (44,004)             0
  Class C................             0        (220,155)            0              0
  Class Y................      (641,983)              0    (1,185,596)             0
-------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (8,178,459)    (96,217,046)   (8,285,816)   (24,404,948)
-------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................    18,319,059     197,057,932    59,101,241    105,307,443
 Payment for shares
  redeemed...............   (26,775,934)   (393,166,651)  (65,832,372)  (177,098,255)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     5,405,970      53,968,092     2,248,570      9,872,090
 Net asset value of
  shares issued in
  acquisition............     1,945,718               0             0              0
-------------------------------------------------------------------------------------
  Net decrease in net
   assets resulting from
   capital share
   transactions..........    (1,105,187)   (142,140,627)   (4,482,561)   (61,918,722)
-------------------------------------------------------------------------------------
   Total decrease in net
    assets...............    (4,953,744)   (190,911,004)   (5,731,311)   (90,839,802)
 Net assets
 Beginning of period.....   122,324,143   1,375,699,148   180,263,640    536,654,603
-------------------------------------------------------------------------------------
 End of period...........  $117,370,399  $1,184,788,144  $174,532,329  $ 445,814,801
-------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $     90,985  $      324,047  $    (19,557) $           0
-------------------------------------------------------------------------------------

(a) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                       Statement of Changes in Net Assets
                         Year Ended September 30, 1998

                                                                   Tax-Free
                                                                  High Income
                                                                   Fund (a)
-------------------------------------------------------------------------------
Operations
 Net investment income.........................................  $  21,973,208
 Net realized losses on securities.............................       (237,034)
 Net change in unrealized gains on securities .................      3,568,267
-------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..........     25,304,441
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class A.......................................................    (12,297,637)
 Class B.......................................................    (10,788,546)
 Class C.......................................................     (1,069,063)
 Class Y.......................................................        (21,941)
 Net realized gains
 Class A.......................................................       (673,758)
 Class B.......................................................       (790,190)
 Class C.......................................................        (46,345)
 Class Y.......................................................           (294)
-------------------------------------------------------------------------------
 Total distributions to shareholders...........................    (25,687,774)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.....................................    519,872,514
 Payment for shares redeemed...................................   (221,062,245)
 Net asset value of shares issued in reinvestment of
  distributions................................................     10,843,278
-------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions.................................................    309,653,547
-------------------------------------------------------------------------------
  Total increase in net assets.................................    309,270,214
Net assets
 Beginning of period...........................................    227,384,389
-------------------------------------------------------------------------------
 End of period.................................................  $ 536,654,603
-------------------------------------------------------------------------------
Undistributed net investment income............................  $       1,264
-------------------------------------------------------------------------------

(a) Formerly the Davis Tax-Free High Income Fund, Inc.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Mu-nicipal Bond Fund ("High Grade Fund"), Evergreen Municipal Bond Fund ("Munici-pal Fund"), Evergreen Short-Intermediate Municipal Bond Fund ("Short-Intermedi-ate Fund") and Evergreen Tax-Free High Income Fund ("Tax-Free High Income Fund") (formerly Davis Tax-Free High Income Fund, Inc.), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for High Grade Fund, Municipal Fund and Tax-Free High Income Fund and a maximum front-end sales charge of 3.25% for Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were initially purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year af-ter the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with simi-lar characteristics. Otherwise, securities for which valuations are not avail-able from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures estab-lished by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

C. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

F. Distributions
Distributions from net investment income for each Fund, except Tax-Free High Income Fund, are declared daily and paid monthly. Distributions from net in-vestment income for Tax-Free High Income Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for the accre-tion of market discount and certain capital loss carryforwards assumed as a re-sult of acquisitions.

G. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

H. Derivative Securities
The Municipal Fund may invest in derivative securities. A derivative security is any investment that derives its value from an underlying security, asset or market index. Greater market fluctuations may result if these securities are leveraged. The Fund invests in these types of securities when it is consistent with its investment objectives.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union, serves as the investment advisor to the High Grade Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of FUNB, is the investment advisor for Municipal Fund and Tax-Free High Income Fund. In return for providing investment management services, the Funds pay EIMC a management fee that is computed and paid daily. For Municipal Fund, the management fee is computed at an annual rate of 2.00% of gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of the Fund. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 2.00% of Municipal Fund's gross investment income plus an amount determined by applying percentage rates, which started at 0.50% and declined to 0.25% per annum as net assets increased, to the average daily net assets of the Fund.

The Tax-Free High Income Fund pays EIMC a management fee that is computed and paid daily by applying percentage rates, starting at 0.55% and declining to 0.45% per annum as net assets increase, to the average daily net assets of the Fund. Prior to March 20, 2000, Davis Selected Advisers, L.P. ("Davis") was the investment adviser to the Tax-Free High Income Fund and was paid a management fee that was computed by applying percentage rates, which started at 0.65% and declined to 0.55% per annum as net assets increased, to the average daily net assets of the Fund. Davis was also reimbursed for registering Fund shares for sale in various states, certain transfer agent services and certain accounting services. For the period from October 1, 1999 through March 17, 2000, these fees amounted to $6,079, $13,290 and $8,815, respectively.

Stamper Capital & Investments, Inc. ("Stamper") is the sub-adviser of the Tax-Free High Income Fund and is paid by EIMC. The Fund pays no fees directly to Stamper. Prior to March 20, 2000, Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of Davis, was also the investment sub-adviser to the Fund. The Fund paid no fees directly to DSA-NY.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly owned subsidiary of FUNB, is the investment advisor to the Short-Intermediate Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.40% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.50% of the Fund's average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Short-Intermediate Fund. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

During the period ended May 31, 2000, investment advisory fees of $200,656 were waived for Tax-Free High Income Fund. This amount represents 0.08% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, serves as the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to April 30, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to each Fund, except for Tax-Free High Income Fund, and provided the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For its services, High Grade Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. The sub-administrator was paid by the administrator out of its fees until the sub-administration agree-ment with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the administrator and sub-administrator for the Fund were entitled to an annual fee based on the combined average daily net assets of all the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percent-age rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of the Fund. The sub-administration fee was calcu-lated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of the Fund.

For its services, Municipal Fund, Short-Intermediate Fund and Tax-Free High In-come Fund each pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The sub-administration fee for Municipal Bond was paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the adminis-tration fee for Municipal Fund and Short-Intermediate Fund was paid by the in-vestment advisor and was not a fund expense.

During the year ended May 31, 2000, the Funds paid or accrued to EIS the fol-lowing amounts for administrative and sub-administrative services:

                                        Administration Sub-Administration
                                             Fee              Fee
                                        ---------------------------------
         High Grade Fund...............    $ 53,428          $5,108
         Municipal Fund................     511,542               0
         Short-Intermediate Fund.......      65,224               0
         Tax-Free High Income Fund #...      76,557               0

         -------
         # The amount paid by Tax-Free High Income Fund includes $8,815 paid to Davis and $67,742 paid to EIS.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds. Prior to March 20, 2000, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for Tax-Free High Income Fund. For the period ended May 31, 2000, Tax-Free High Income Fund paid $13,290 to ESC for transfer agent services.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds. Prior to March 20, 2000, Davis Distribu-tors, LLC, ("Davis Distributors") served as the principal underwriter to the former Davis Tax-Free High Income Fund, Inc.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the year ended May 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                             Class A   Class B  Class C
                                            ----------------------------
         High Grade Fund................... $  151,413 $446,858 $ 15,805
         Municipal Fund....................  2,411,607  728,886  161,962
         Short-Intermediate Fund...........      8,975   55,953        0
         Tax-Free High Income Fund.........     64,907  362,822   63,623

Prior to March 20, 2000, amounts paid or accrued to Davis Distributors for Tax-Free High Income Fund's Class A, Class B and Class C Distribution Plans were $153,894, $960,288 and $169,233, respectively.

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

During the year ended May 31, 2000, several of the Funds had acquired various open-end management investment companies registered under the 1940 Act.

Effective on the close of business on March 17, 2000, Tax-Free High Income Fund acquired substantially all the assets and assumed certain liabilities of Davis Tax-Free High Income Fund, Inc. ("Davis Fund"), an open-end management invest-ment company registered under the 1940 Act, through a tax-free exchange of shares. Shareholders of Class A, Class B, Class C and Class Y of Davis Fund be-came owners of that number of full and fractional shares of Class A, Class B, Class C and Class Y shares, respectively, of Tax-Free High Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Davis Fund immediately prior to close of business on March 17, 2000. Tax-Free High Income Fund had no operations prior to the acquisition. Since the Tax-Free High Income and the Davis Fund were similar funds and the Davis Fund contributed the majority of the net assets and shareholders, the basis of ac-counting for assets and liabilities, and operating results for prior periods of Davis Fund are carried forward as the accounting survivor.

On March 10, 2000, Municipal Fund acquired substantially all the assets and as-sumed certain liabilities of Evergreen Municipal Income Fund ("Municipal Income Fund") in an exchange of shares for Class A, Class C and Class Y shares of Mu-nicipal Fund.

On July 30, 1999, High Grade Fund acquired substantially all the assets and as-sumed certain liabilities of Evergreen California Municipal Bond Fund ("Cali-fornia Fund") and Evergreen New York Municipal Bond Fund ("New York Fund"), in an exchange of shares for Class A, Class B, Class C and/or Class Y shares of High Grade Fund.

On July 30, 1999, Municipal Fund acquired substantially all the assets and as-sumed certain liabilities of Evergreen Massachusetts Municipal Bond Fund ("Mas-sachusetts Fund") and Evergreen Missouri Municipal Bond Fund ("Missouri Fund"), in exchange for Class A, Class B and Class C shares of Municipal Fund.

On July 24, 1998, High Grade Fund acquired substantially all the assets and as-sumed certain liabilities of CoreFund Intermediate Municipal Bond Fund ("CoreFund Intermediate Fund") in exchange for Class A and Class Y shares of High Grade Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation (depreciation) acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

                                                           Number     Unrealized    Net Assets
                                          Value of Net    of Shares  Appreciation/     After
Acquiring Fund          Acquired Fund    Assets Acquired   Issued   (Depreciation)  Acquisition
-------------------------------------------------------------------------------------------------
Municipal Fund       Municipal Income Fund  $86,841,679   6,172,529  $(2,955,586)  $1,044,503,926
                                            -----------   ---------  -----------   --------------
High Grade Fund      California Fund        $20,712,329   1,929,521  $   546,303
High Grade Fund      New York Fund           21,181,855   1,973,255      164,251
                                            -----------   ---------  -----------
                                            $41,894,184   3,902,776  $   710,554   $  154,453,020
                                            -----------   ---------  -----------   --------------
Municipal Fund       Massachusetts Fund     $ 7,793,205   1,070,536  $   (23,637)
Municipal Fund       Missouri Fund           18,618,086   2,557,538       64,815
                                            -----------   ---------  -----------
                                            $26,411,291   3,628,074  $    41,178   $1,149,023,461
                                            -----------   ---------  -----------   --------------
High Grade Fund      CoreFund Intermediate
                      Fund                  $ 1,945,718     171,570  $    51,328   $  127,732,184
                                            -----------   ---------  -----------   --------------

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

High Grade Fund

                            Year Ended May 31, 2000   Year Ended May 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,749,309  $ 18,084,084     751,068  $  8,521,661
Automatic conversion of
 Class B shares to Class A
 shares...................     144,662     1,443,237       1,811        20,337
Shares redeemed...........  (3,353,433)  (34,589,666) (1,053,272)  (11,920,506)
Shares issued in
 reinvestment of
 distributions............     216,844     2,221,710     270,601     3,051,015
Shares issued in
 acquisition of:
 CoreFund Intermediate
  Fund....................           0             0      76,637       869,114
 California Fund..........     513,840     5,515,701           0             0
 New York Fund............     340,061     3,650,317           0             0
-------------------------------------------------------------------------------
Net increase (decrease)...    (388,717)   (3,674,617)     46,845       541,621
-------------------------------------------------------------------------------
Class B
Shares sold...............     170,306     1,749,509     412,546     4,682,255
Automatic conversion of
 Class B shares to Class A
 shares...................    (144,662)   (1,443,237)     (1,811)      (20,337)
Shares redeemed...........  (1,727,068)  (17,700,289)    107,295     1,209,317
Shares issued in
 reinvestment of
 distributions............     133,454     1,364,614    (491,173)   (5,569,981)
Shares issued in
 acquisition of:
 California Fund..........   1,280,928    13,750,122           0             0
 New York Fund............   1,332,981    14,308,891           0             0
-------------------------------------------------------------------------------
Net increase..............   1,045,939    12,029,610      26,857       301,254
-------------------------------------------------------------------------------
Class C*
Shares sold...............      24,333       246,328          90         1,000
Shares redeemed...........     (97,909)     (997,523)          0             0
Shares issued in
 reinvestment of
 distributions............       5,857        59,627           0             4
Shares issued in
 acquisition of:
 California Fund..........     134,753     1,446,506           0             0
 New York Fund............      95,057     1,020,389           0             0
-------------------------------------------------------------------------------
Net increase..............     162,091     1,775,327          90         1,004
-------------------------------------------------------------------------------
Class Y
Shares sold...............     429,346     4,417,695     452,470     5,114,143
Shares redeemed...........    (827,765)   (8,465,183)   (824,354)   (9,285,447)
Shares issued in
 reinvestment of
 distributions............      84,853       868,610     101,709     1,145,634
Shares issued in
 acquisition of:
 CoreFund Intermediate
  Fund....................           0             0      94,933     1,076,604
 New York Fund............     205,156     2,202,258           0             0
-------------------------------------------------------------------------------
Net decrease..............    (108,410)     (976,620)   (175,242)   (1,949,066)
-------------------------------------------------------------------------------
Net increase (decrease)...              $  9,153,700              $ (1,105,187)
-------------------------------------------------------------------------------

* For the year ended May, 31, 1999, the activity is from April 30, 1999 (com-mencement of operations) through May 31, 1999.

Municipal Fund

                           Year Ended May 31, 2000      Year Ended May 31, 1999
                          ---------------------------  ---------------------------
                             Shares        Amount         Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold.............    52,145,348  $ 337,678,257    23,978,424  $ 182,234,205
Automatic conversion of
 Class B shares to Class
 A shares...............     2,645,405     17,857,774     4,188,100     31,927,957
Shares redeemed.........   (75,408,870)  (524,195,653)  (47,475,315)  (362,485,428)
Shares issued in
 reinvestment of
 distributions..........     3,951,489     27,418,791     6,444,544     49,344,612
Shares issued in
 acquisition of:
 Massachusetts Fund.....       274,088      1,995,306             0              0
 Missouri Fund..........       418,545      3,046,937             0              0
 Municipal Income Fund..     3,178,042     44,727,258             0              0
-----------------------------------------------------------------------------------
Net decrease............   (12,795,953)   (91,471,330)  (12,864,247)   (98,978,654)
-----------------------------------------------------------------------------------
Class B
Shares sold.............       686,377      4,771,825     1,822,072     13,980,072
Automatic conversion of
 Class B shares to Class
 A shares...............    (2,645,405)   (17,857,774)   (4,188,253)   (31,927,957)
Shares redeemed.........    (3,251,891)   (22,662,268)   (3,771,056)   (28,951,245)
Shares issued in
 reinvestment of
 distributions..........       225,514      1,569,982       556,665      4,265,017
Shares issued in
 acquisition of:
 Massachusetts Fund.....       631,521      4,597,283             0              0
 Missouri Fund..........     2,062,424     15,013,754             0              0
-----------------------------------------------------------------------------------
Net decrease............    (2,291,460)   (14,567,198)   (5,580,572)   (42,634,113)
-----------------------------------------------------------------------------------
Class C
Shares sold.............     3,428,539      1,354,430       109,350        842,655
Shares redeemed.........      (696,866)    (4,774,321)     (224,935)    (1,729,978)
Shares issued in
 reinvestment of
 distributions..........        60,826        416,648        46,787        358,459
Shares issued in
 acquisition of:
 Massachusetts Fund.....       164,927      1,200,616             0              0
 Missouri Fund..........        76,569        557,395             0              0
 Municipal Income Fund..     2,994,418     42,113,419             0              0
-----------------------------------------------------------------------------------
Net increase
 (decrease).............     6,028,413     40,868,187       (68,798)      (528,864)
-----------------------------------------------------------------------------------
Class Y*
Shares sold.............        84,222        585,818           132          1,004
Shares redeemed.........       (19,365)      (137,634)            0              0
Shares issued in
 reinvestment of
 distributions..........           954          6,531             0              0
Shares issued in
 acquisition of
 Municipal Income Fund..            69          1,002             0              0
-----------------------------------------------------------------------------------
Net increase............        65,880        455,717           132          1,004
-----------------------------------------------------------------------------------
Net decrease............                $ (64,714,624)               $(142,140,627)
-----------------------------------------------------------------------------------

* For the year ended May 31, 1999, the activity is from April 30, 1999 (com-mencement of operations) through May 31, 1999.

Short-Intermediate Fund

                                  Year Ended                Year Ended
                                 May 31, 2000              May 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     657,990  $  6,475,840   1,277,930  $ 13,013,571
Automatic conversion of
 Class B shares to Class A
 shares...................      13,591       133,035       9,774       114,565
Shares redeemed...........    (595,631)   (5,836,383) (1,160,473)  (11,819,868)
Shares issued in
 reinvestment of
 distributions............      27,129       267,177      15,911       162,316
-------------------------------------------------------------------------------
Net increase..............     103,079     1,039,669     143,142     1,470,584
-------------------------------------------------------------------------------
Class B
Shares sold...............      54,629       543,869     150,861     1,539,699
Automatic conversion of
 Class B shares to Class A
 shares...................     (13,591)     (133,035)     (9,774)     (114,565)
Shares redeemed...........    (194,038)   (1,912,895)   (109,499)   (1,103,599)
Shares issued in
 reinvestment of
 distributions............      14,661       144,728      15,998       163,268
-------------------------------------------------------------------------------
Net increase (decrease)...    (138,339)   (1,357,333)     47,586       484,803
-------------------------------------------------------------------------------
Class Y
Shares sold...............   4,015,657    39,642,169   4,363,929    44,547,971
Shares redeemed...........  (5,702,362)  (56,320,174) (5,186,456)  (52,908,905)
Shares issued in
 reinvestment of
 distributions............     205,982     2,032,671     188,565     1,922,986
-------------------------------------------------------------------------------
Net decrease..............  (1,480,723)  (14,645,334)   (633,962)   (6,437,948)
-------------------------------------------------------------------------------
Net decrease..............              $(14,962,998)             $ (4,482,561)
-------------------------------------------------------------------------------

Tax-Free High Income Fund

                               Year Ended                 Year Ended                  Year Ended
                              May 31, 2000*           September 30, 1999          September 30, 1998
                         ------------------------  --------------------------  --------------------------
                           Shares       Amount       Shares        Amount        Shares        Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  3,546,874  $ 29,865,901    5,092,150  $  45,945,933   35,588,566  $ 326,191,003
Shares redeemed......... (7,944,144)  (67,192,944) (12,047,128)  (108,692,234) (19,676,340)  (179,925,895)
Shares issued in
 reinvestment of
 distributions..........    278,164     2,355,405      564,534      5,078,931      640,064      5,842,119
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (4,119,106)  (34,971,638)  (6,390,444)   (57,667,370)  16,522,280    152,107,227
----------------------------------------------------------------------------------------------------------
Class B
Shares sold.............  1,658,099    13,981,329    4,239,576     38,228,135   17,056,260    155,837,641
Shares redeemed......... (7,232,703)  (60,843,507)  (6,090,773)   (54,563,766)  (4,154,386)   (37,903,497)
Shares issued in
 reinvestment of
 distributions..........    257,019     2,168,015      444,771      3,985,404      511,231      4,656,040
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (5,317,585)  (44,694,163)  (1,406,426)   (12,350,227)  13,413,105    122,590,184
----------------------------------------------------------------------------------------------------------
Class C
Shares sold.............    974,432     8,270,791    2,125,712     19,312,493    4,003,278     36,794,143
Shares redeemed......... (1,882,225)  (15,955,282)  (1,388,222)   (12,483,845)    (333,673)    (3,060,421)
Shares issued in
 reinvestment of
 distributions..........     51,762       439,550       86,645        780,258       37,685        345,114
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   (856,031)   (7,244,941)     824,135      7,608,906    3,707,290     34,078,836
----------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............      4,107        34,415      200,923      1,820,882      115,009      1,049,727
Shares redeemed.........   (131,922)   (1,116,024)    (151,024)    (1,358,410)     (18,903)      (172,432)
Shares issued in
 reinvestment of
 distributions..........      1,349        11,510        3,093         27,497            1              5
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   (126,466)   (1,070,099)      52,992        489,969       96,107        877,300
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $(87,980,841)              $ (61,918,722)              $ 309,653,547
----------------------------------------------------------------------------------------------------------

* For the eight months ended May 31, 2000. The Fund changed its fiscal year from September 30 to May 31, effective May 31, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended May 31, 2000:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         High Grade Fund....................... $137,624,059 $131,047,924
         Municipal Fund........................  880,115,601  983,549,861
         Short-Intermediate Fund...............   67,284,349   82,625,995
         Tax-Free High Income Fund*............   42,029,087   50,594,819

         -------
         * For the eight months ended May 31, 2000.

On May 31, 2000, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                           Gross        Gross          Net
                                         Unrealized   Unrealized    Unrealized
                            Tax Cost    Appreciation Depreciation  Depreciation
                            ----------------------------------------------------
         High Grade
          Fund.......... $  113,001,468 $ 1,230,804  $ (1,674,721) $   (443,917)
         Municipal
          Fund..........  1,014,235,324  13,572,892   (40,223,274)  (26,650,382)
         Short-
          Intermediate
          Fund..........    156,164,416     123,213    (1,823,997)   (1,700,784)
         Tax-Free High
          Income Fund...    358,269,825           0   (20,573,433)  (20,573,433)

As of May 31, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

                           Capital                          Expiration
                            Loss     --------------------------------------------------------
                          Carryover   2002     2003      2005    2006     2007       2008
                         --------------------------------------------------------------------
High Grade Fund......... $ 3,830,981     --         --       --     -- $  102,334 $ 3,728,647
Municipal Fund..........  22,639,617 $8,142 $1,616,817 $295,480     --  1,042,665  19,676,513
Short-Intermediate
 Fund...................     317,634     --         --       --     --         --     317,634
Tax-Free High Income
 Fund...................   6,269,055     --         --       -- $7,834    241,156   6,020,065

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The High Grade Fund, Municipal Fund, Short-Intermediate Fund and Tax-Free High In-come Fund have incurred and will elect to defer post October losses of $3,367,603, $44,563,934, $2,476,462 and $10,568,440, respectively.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                    Total
                                                   Expense   % of Average
                                                  Reductions  Net Assets
                                                  -----------------------
         High Grade Fund.........................  $ 5,306      0.00%*
         Municipal Fund..........................   47,804      0.00%*
         Short-Intermediate Fund.................    7,002      0.00%*
         Tax-Free High Income Fund...............   10,811      0.00%*

         -------
         * Amounts represent less than 0.01% of average net assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated under the terms of the financing agreement between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrow-ing restrictions. Borrowings under this facility bore interest at 0.50% per an-num above the Federal Funds rate. A commitment fee of 0.065% per annum was in-curred on the unused portion of the com-mitted facility, which was allocated to all funds. State Street served as ad-ministrative agent and was entitled to a fee of $20,000 per annum which was al-located to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended May 31, 2000, the Funds did not borrow under the agree-ments.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of the Evergreen High Grade Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, portfolios of Evergreen Municipal Trust, as of May 31, 2000 and the related statements of operations, changes in net assets and financial high-lights for the year then ended. We have also audited the accompanying state-ments of assets and liabilities, including the schedule of investments of the Evergreen Tax-Free High Income Fund (formerly Davis Tax-Free High Income Fund, Inc.), also a portfolio of Evergreen Municipal Trust, as of May 31, 2000, and the related statements of operations for the eight months then ended and the year ended September 30, 1999, statements of changes in net assets for the eight months then ended and each of the years in the two year period ended Sep-tember 30, 1999, and the financial highlights for the eight months then ended and each of the years or periods in the five year period ended September 30, 1999. These financial statements and financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Evergreen High Grade Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund the statements of changes in net assets for the year ended May 31, 1999 and the financial highlights for the years or periods in the four year period then ended for Evergreen High Grade Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund and for the year then ended for Evergreen Municipal Bond Fund were audited by other auditors, whose report dated July 19, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green High Grade Municipal Bond Fund, Evergreen Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Tax-Free High Income Fund as of May 31, 2000, the results of their operations, changes in their net as-sets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                           /s/ KPMG LLP

Boston, Massachusetts
July 7, 2000

                             Additional Information

FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended May 31, 2000:

                                                     Aggregate  Per Share
                                                     -----------------
         High Grade Fund............................ $1,936,281  $0.149
         Municipal Fund.............................  5,800,358   0.039
         Short-Intermediate Municipal Bond Fund.....    884,660   0.068

For the fiscal year ended May 31, 2000, the following percentages represent the portion of distributions from net investment income, which are exempt from fed-eral income tax, other than alternative minimum tax:

                                                                Percentage
                                                                ----------
         High Grade Fund.......................................   99.01%
         Municipal Fund........................................   99.54%
         Short-Intermediate Fund...............................   99.96%
         Tax-Free High Income Fund.............................   91.76%

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short-Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income

Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund

Balanced

Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Growth & Income
Utility Fund
Value Fund
Blue Chip Fund

Growth and Income Fund

Small Cap Value Fund
Equity Index Fund
Equity Income Fund

Domestic Growth

Tax Strategic Equity Fund
Large Company Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

58931                                                             543689  7/2000


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